UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 through October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2018

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2018 (Unaudited)

Dear Shareholders,

While the global economic expansion continued, it also became less balanced as European economies slowed and several large emerging market nations struggled with rising interest rates, global trade tensions and/or political uncertainty.

“Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.”

U.S. growth largely outpaced other developed markets during the twelve months ended October 31, 2018 and the synchronized growth that characterized the global economy in 2017 had largely dissipated by the end of the period. Record high corporate earnings and continued low inflation provided support for U.S. equity prices, but global financial markets experienced increased volatility throughout 2018 as equity and bond prices slumped in both developed and emerging markets.

The current U.S. economic expansion became the second longest on record in May 2018 and in July 2018 entered its ninth year. Gross domestic product (GDP) in the U.S. rose an estimated 3.5% for the third quarter of 2018, following a strong showing of 4.2% growth in the second quarter. Already-low unemployment in the U.S. fell to 3.7% in the final two months of the reporting period — a level not seen since the late 1960s — and wage growth jumped 3.2% for production and nonsupervisory workers in October to its highest level since 2009. This helped drive U.S. consumer confidence to its highest levels in 18 years.

Against this backdrop, the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the reporting period and indicated it would raise rates once more by the end of 2018. Importantly, inflation remained subdued throughout the reporting period, which allowed the Fed to provide investors with a relatively steady and predictable path toward higher interest rates.

Across Europe, economic growth slowed during the reporting period, pinched by trade tensions with the U.S. and political uncertainty within the European Union (EU). The 19-nation euro area’s GDP growth reached 2.7% in the fourth quarter of 2017, then slowed in subsequent quarters and fell to an estimated 1.6% in the third quarter of 2018. Unusually cold weather and labor unrest in France and Germany in early 2018 were initially blamed for slowing growth, but subsequent data pointed to a drop in export growth in the EU.

The impending U.K. “Brexit” from the EU — with or without a bilateral agreement — also weighed on investor and business sentiment. While negotiations continued between the U.K. and the EU, disagreement over U.K. Prime Minister Theresa May’s draft agreement led to a rift within her Conservative Party subsequent to the end of the reporting period. The March 2018 election of a “euro-sceptic” populist government in Italy also added to uncertainty across Europe.

While rising global energy prices helped oil exporting nations, those emerging market nations that are most reliant on foreign debt financing were hurt by rising borrowing costs and a stronger U.S. dollar. Argentina, Brazil, Turkey, South Africa and Indonesia experienced weakness in their currencies as investors pulled capital out of those markets. While China’s economy continued to grow, policy curbs on domestic credit growth early in the reporting period and rising trade tariffs between China and the U.S. in the latter portion of the reporting period were believed to have weighed on China’s economy.

Overall, financial markets outside the U.S. suffered from increased volatility and capital outflows, particularly in the latter part of the reporting period. The MSCI Emerging Markets Index returned -12.2% and the MSCI EAFE Index of non-U.S. developed market equity returned -6.4%. The S&P 500 Index returned 7.35%. Bond markets also underperformed U.S. equity and the Bloomberg Barclays Emerging Markets Debt Index returned -3.39% and the Bloomberg Barclays U.S. Aggregate Index returned -2.05%.

In October 2018, the International Monetary Fund revised downward its forecast for global economic growth to 3.7% for both 2018 and 2019. The organization noted that as the global expansion has continued, the risks from rising trade barriers, higher borrowing costs, elevated petroleum prices and geo-political factors have increased while the potential for positive surprises has receded. Meanwhile, global unemployment continued to shrink through the end of October 2018 and corporate profits, particularly in the U.S., remained elevated.

We believe that among the best tools for navigating the current market environment are a well-diversified investment portfolio and a long term view. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

U.S. equity markets outperformed other developed market equity as well as emerging markets equity during the reporting period. Record corporate profits, low unemployment rates and high levels of both consumer and business confidence helped propel U.S. equity prices higher. Globally, bond markets largely underperformed equity markets.

After reaching record highs in the final months of 2017, the S&P 500 Index closed in record high territory 14 times in January 2018. However, a sharp sell-off in both equity and bond markets in early February 2018 spread to other markets and helped lift market volatility from historic lows. While global equity and bond prices rebounded somewhat in subsequent months, it wasn’t until August 2018 that the S&P 500 Index returned to record highs. U.S. equity market volatility remained elevated in September and October 2018. For the twelve month reporting period, the S&P 500 Index returned 7.35%.

Meanwhile, economic growth in the European Union (EU) decelerated during the reporting period amid weakness in European exports and consumer confidence. Geo-political events, including a newly elected populist government in Italy and continued uncertainty over the final terms of a so-called Brexit agreement also weighed down equity and bond prices across the EU. Investor fears that the U.K. would leave the EU without an exit agreement also weighed on equity prices in London. For the reporting period, the MSCI EAFE Index returned -6.39%.

In emerging markets, a slowdown in credit growth in China and investor concerns about global trade tensions hurt equity prices. A stronger U.S. dollar and rising U.S. interest rates put further pressure on emerging markets, particularly those nations most reliant on foreign lending. For the reporting period, the MSCI Emerging Markets Index returned -12.19%, while the Bloomberg Barclays Emerging Markets Debt Index returned -3.39%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(17.19)%
MSCI Emerging Markets Index (net of foreign withholding taxes)	(12.52)%

Net Assets as of 10/31/2018 (In Thousands)	$1,555,657

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

The Fund’s overweight position and security selection in the basic materials sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the information technology and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Yageo Corp., Banco do Brasil SA and Banco Santander (Brasil) SA. Shares of Yageo, a Taiwan manufacturer of electronics components, rose amid a reduction in output from its competitors in China and Japan. Shares of Brazilian banks Banco do Brasil and Banco Santander rose amid a rally in Brazil’s financial markets following the election of right-wing politician Jair Bolsonaro to the nation’s presidency.

Leading individual detractors from relative performance included the Fund’s underweight positions in Petroleo Brasileiro SA and its overweight positions in Global Wafers Co. and

Sino-American Silicon Products Inc. Shares of Petroleo Brasileiro, Brazil’s state-controlled energy company, rose amid a rebound in global oil prices. Shares of Global Wafers, a Taiwan semiconductor maker, fell amid lower-than-expected demand for its products. Shares of Sino-American Silicon Products, a Taiwan maker of semiconductor components that was not held in the Benchmark, fell amid weak demand for semiconductors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest overweight country positions relative to the Benchmark during the twelve months ended October 31, 2018, were in Russia and Turkey and its largest underweight country positions were in India and South Africa. From a sector perspective, the Fund’s largest overweight allocations relative to the Benchmark were in the materials and financials sectors, while its largest underweight allocations were to the consumer discretionary and consumer staples sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	4.5%
2.	Samsung Electronics Co. Ltd. (South Korea)	3.4
3.	Alibaba Group Holding Ltd., ADR (China)	2.9
4.	China Construction Bank Corp., Class H (China)	2.4
5.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.2
6.	Itau Unibanco Holding SA, ADR (Brazil)	1.9
7.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1.7
8.	LUKOIL PJSC, ADR (Russia)	1.7
9.	Baidu, Inc., ADR (China)	1.7
10.	Banco do Brasil SA (Brazil)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	30.6%
Taiwan	14.1
South Korea	13.9
Brazil	11.0
Russia	7.3
Thailand	4.3
India	3.7
South Africa	3.4
Turkey	1.7
Hungary	1.7
United States	1.1
Malaysia	1.0
Indonesia	1.0
Others (each less than 1.0%)	2.5
Short-Term Investments	2.7

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2008
With Sales Charge*		(21.77)%	(2.33)%	6.34%
Without Sales Charge		(17.41)	(1.26)	6.92
CLASS C SHARES	February 28, 2008
With CDSC**		(18.80)	(1.76)	6.40
Without CDSC		(17.80)	(1.76)	6.40
CLASS I SHARES	February 28, 2008	(17.19)	(1.03)	7.19
CLASS R5 SHARES	February 28, 2008	(17.16)	(0.85)	7.39
CLASS R6 SHARES	September 1, 2015	(17.02)	(0.80)	7.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(13.13)%
MSCI Emerging Markets Index (net of foreign withholding taxes)	(12.52)%

Net Assets as of 10/31/2018 (In Thousands)	$4,601,205

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s underweight position and security selection in both the energy and materials sectors were leading detractors from performance relative to the Benchmark. The Fund’s security selection and overweight position in the financials sector and its security selection in the information technology sector were leading contributors to relative performance.

By country, the Fund’s security selection in Russia and Brazil was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in South Africa and its underweight position in South Korea were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Hangzhou Robam Appliances Co. and Kroton Educacional SA and its underweight position in Vale SA. Shares of Hangzhou Robam Appliances, a China-based kitchen appliance maker that was not held in the Benchmark, fell after the company reported a decline in earnings for the third quarter of 2018. Shares of Kroton Educacional, a Brazilian educational services provider, fell after the company reported lower-than-expected revenue and a decline in student enrollments. Shares of Vale, a Brazilian mining company that was not held in the Fund, rose amid an increase in iron ore prices at the end of the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight overweight positions in 3B SA Brasil Bolsa Balcao, AIA Group Ltd and Tata Consultancy Services Ltd. Shares of 3B SA, a Brazilian financial exchange operator, rose amid a rally in Brazil’s financial markets on the election of right-wing politician Jair Bolsonaro to the nation’s presidency. Shares of AIA Group, a Hong Kong life insurer that was not held in the Benchmark, rose amid continued earnings growth during the reporting period. Shares of Tata Consultancy Services, a provider of information technology and outsourcing services based in India, rose on earnings growth during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark were in the financials, consumer discretionary and consumer staples sectors and its largest relative underweight positions were in the energy, materials and telecommunication services sectors. The Fund’s largest overweight positions relative to the Benchmark were in India, China and Argentina and its largest relative underweight positions were in South Korea, Taiwan and Malaysia.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	5.3%
2.	Tencent Holdings Ltd (China).	5.1
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.9
4.	AIA Group Ltd. (Hong Kong)	4.6
5.	Samsung Electronics Co. Ltd. (South Korea)	4.5
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	4.5
7.	Housing Development Finance Corp. Ltd. (India)	4.2
8.	Sberbank of Russia PJSC (Russia)	3.0
9.	HDFC Bank Ltd. (India)	2.2
10.	Itau Unibanco Holding SA, ADR (Brazil)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	26.5%
India	16.6
Brazil	10.6
Taiwan	7.2
Hong Kong	6.4
South Korea	6.2
South Africa	5.8
Mexico	3.3
Russia	3.0
Indonesia	2.5
Argentina	2.1
United States	1.9
Peru	1.3
Macau	1.2
Others (each less than 1.0%)	4.1
Short-Term Investments	1.3

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(17.99)%	0.10%	6.55%
Without Sales Charge		(13.44)	1.18	7.12
CLASS C SHARES	February 28, 2006
With CDSC**		(14.87)	0.68	6.59
Without CDSC		(13.87)	0.68	6.59
CLASS I SHARES	September 10, 2001	(13.20)	1.44	7.39
CLASS L SHARES	November 15, 1993	(13.13)	1.58	7.55
CLASS R2 SHARES	July 31, 2017	(13.69)	1.04	7.05
CLASS R3 SHARES	July 31, 2017	(13.46)	1.18	7.12
CLASS R4 SHARES	July 31, 2017	(13.25)	1.43	7.38
CLASS R5 SHARES	September 9, 2016	(13.14)	1.58	7.55
CLASS R6 SHARES	December 23, 2013	(13.05)	1.67	7.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(13.72)%
MSCI Europe Index (net of foreign withholding taxes)	(8.34)%

Net Assets as of 10/31/2018 (In Thousands)	$685,347

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

The Fund’s security selection and overweight positions in both the consumer durables & apparel sector and the banks sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the both food, beverage & tobacco sector and the software & services sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Royal Dutch Shell PLC, and its overweight positions in Evotec AG and ING Groep NV. Shares of Royal Dutch Shell, a petroleum and natural gas producer that was not held in the Fund, rose amid rising global oil prices during the reporting period. Shares of Evotec, a German drug development company that was not held in the Benchmark, fell amid investor concerns about falling drug prices in the U.S. and concerns about the company’s relatively high debt level. Shares of

ING Groep, a Netherlands banking and insurance company, fell amid an investigation into the bank’s failure to identify money laundering activities and public outcry over an initial plan for a 50% increase in pay for Chief Executive Ralph Hamers.

Leading individual positive contributors to relative performance included the Fund’s overweight position in Wirecard AG and its underweight positions in British American Tobacco PLC and Anheuser-Busch InBev SA. Shares of Wirecard, a German provider of payment processing technology, rose amid the company’s forecast for earnings and revenue growth. Shares of British American Tobacco, a maker of tobacco products that was not held in the Fund, fell after the company forecast unfavorable currency exchange rates would hurt earnings. Shares of Anheuser-Bush InBev, a Belgium-based brewer that was not held in the Fund, fell after the company reported a decline in earnings and revenue for the third quarter of 2018, and reduced its dividend.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Roche Holding AG (Switzerland)	4.5%
2.	Novartis AG (Registered) (Switzerland)	4.0
3.	Allianz SE (Registered) (Germany)	2.6
4.	GlaxoSmithKline plc (United Kingdom)	2.5
5.	Zurich Insurance Group AG (Switzerland)	2.3
6.	Rio Tinto plc (Australia)	2.3
7.	Repsol SA (Spain)	2.2
8.	ING Groep NV (Netherlands)	2.0
9.	Safran SA (France)	1.9
10.	Eni SpA (Italy)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
France	17.2%
Switzerland	17.0
United Kingdom	15.1
Netherlands	8.9
Germany	6.4
Sweden	5.6
Italy	4.7
Spain	4.3
Denmark	2.9
Finland	2.7
Australia	2.3
Belgium	1.6
Luxembourg	1.3
Jordan	1.2
United States	1.1
Others (each less than 1.0%)	0.9
Short-Term Investments	6.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		(18.25)%	(0.97)%	6.12%
Without Sales Charge		(13.72)	0.11	6.70
CLASS C SHARES	November 1, 1998
With CDSC**		(15.18)	(0.39)	6.16
Without CDSC		(14.18)	(0.39)	6.16
CLASS I SHARES	September 10, 2001	(13.53)	0.40	6.98
CLASS L SHARES	September 10, 2001	(13.41)	0.57	7.20
CLASS R6 SHARES	October 1, 2018	(13.41)	0.57	7.20

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund, the MSCI Europe Index and the Lipper European Region Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI

Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.09%
MSCI World Index (net of foreign withholding taxes)	1.16%

Net Assets as of 10/31/2018 (In Thousands)	$5,846,976

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the insurance and basic industries sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology-software and transportation sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in North America was a leading detractor from relative performance, while the Fund’s security selection in the Asia Pacific, excluding Japan, was a modest contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.9%
2.	Microsoft Corp. (United States)	2.3
3.	Amazon.com, Inc. (United States)	1.9
4.	Alphabet, Inc., Class C (United States)	1.1
5.	UnitedHealth Group, Inc. (United States)	1.0
6.	Bank of America Corp. (United States)	0.9
7.	Johnson & Johnson (United States)	0.9
8.	Pfizer, Inc. (United States)	0.9
9.	Alphabet, Inc., Class A (United States)	0.8
10.	Visa, Inc., Class A (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	62.6%
Japan	8.1
United Kingdom	5.2
France	4.2
Canada	3.2
Germany	3.1
Switzerland	3.0
Australia	2.9
Netherlands	2.1
Hong Kong	1.2
Others (each less than 1.0%)	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	February 28, 2013	0.09%	6.83%	8.78%
CLASS R6 SHARES	November 1, 2017	0.16	6.85	8.79

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.70)%
MSCI All Country World Index (net of foreign withholding taxes)	(0.52)%

Net Assets as of 10/31/2018 (In Thousands)	$3,969

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the information technology and telecommunication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and industrials sectors was a leading positive contributor to performance.

By region, the Fund’s security selection in North America and the U.K. detracted from performance relative to the Benchmark, while the Fund’s security selection in Europe, excluding the U.K., and in the Pacific, excluding Japan, was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Altice NV, Renesas Electronics Corp. and AMS AG. Shares of Altice, a Netherlands telecommunications and media company, fell amid aggressive competition in France, one of the company’s largest markets. Shares of Renesas Electronics, a Japanese semiconductor manufacturer, fell amid investor concerns about the company’s planned acquisition of Integrated Device Technology Inc. Shares of AMS, an Austrian semiconductor manufacturer, fell after disappointing sales at one of its largest customers hurt AMS’s full year outlook.

Leading individual contributors to the Fund’s relative performance included its overweight positions in 21st Century Fox Inc., Amazon.com Inc. and Safran SA. Shares of 21st Century Fox, a media company, rose on news that Walt Disney Co. was bidding for the company. Shares of Amazon.com, an online retailer, rose amid continued sales and earnings growth. Shares of Safran, a French aerospace and defense company, rose amid strong demand from the airline industry.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers and analyst team conducted bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C (United States)	5.0%
2.	Microsoft Corp. (United States)	3.9
3.	Novartis AG (Registered) (Switzerland)	3.8
4.	HDFC Bank Ltd., ADR (India)	3.8
5.	Nestle SA (Registered) (Switzerland)	3.4
6.	UnitedHealth Group, Inc. (United States)	3.4
7.	Coca-Cola Co. (The) (United States)	3.3
8.	Tencent Holdings Ltd. (China)	3.0
9.	Exxon Mobil Corp. (United States)	2.9
10.	Amazon.com, Inc. (United States)	2.9

PORTFOLIO COMPOSITION BY COUNTRY***
United States	55.6%
Switzerland	7.2
China	5.1
Japan	5.0
France	4.3
United Kingdom	4.2
India	3.8
Austria	2.5
Canada	2.2
Indonesia	1.8
Hong Kong	1.8
Australia	1.8
Singapore	1.7
Spain	1.7
Germany	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(7.18)%	4.20%	8.05%
Without Sales Charge		(2.03)	5.32	8.89
CLASS C SHARES	November 30, 2011
With CDSC**		(3.51)	4.79	8.35
Without CDSC		(2.51)	4.79	8.35
CLASS I SHARES	November 30, 2011	(1.70)	5.66	9.23
CLASS R2 SHARES	November 30, 2011	(2.31)	5.05	8.62
CLASS R5 SHARES	November 30, 2011	(1.59)	5.79	9.38
CLASS R6 SHARES	November 30, 2011	(1.48)	5.85	9.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Unconstrained Equity Fund, the MSCI All Country World Index and the Lipper Global Large-Cap Core Funds Index from November 30, 2011 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market perform-

ance of developed and emerging markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(10.69)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.85)%

Net Assets as of 10/31/2018 (In Thousands)	$3,403,256

INVESTMENT OBJECTIVE**

The JPMorgan International Advantage Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

The Fund’s underweight position in the materials sector and overweight position in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the information technology sector and its security selection and overweight position in the financials sector were leading contributors to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Novartis AG (Registered) (Switzerland)	2.3%
2.	Roche Holding AG (Switzerland)	2.1
3.	Royal Dutch Shell plc, Class B (Netherlands)	1.9
4.	Allianz SE (Registered) (Germany)	1.5
5.	GlaxoSmithKline plc (United Kingdom)	1.5
6.	Toyota Motor Corp. (Japan)	1.5
7.	Rio Tinto plc (Australia)	1.4
8.	Novo Nordisk A/S, Class B (Denmark)	1.3
9.	Macquarie Group Ltd. (Australia)	1.1
10.	Eni SpA (Italy)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.1%
United Kingdom	11.4
Switzerland	8.4
Australia	7.3
France	7.2
Netherlands	6.7
Germany	6.1
Sweden	3.2
Norway	3.2
Finland	2.8
Singapore	2.7
Spain	2.5
Denmark	2.4
Belgium	2.2
Italy	1.6
Hong Kong	1.5
Luxembourg	1.0
Others (each less than 1.0%)	4.1
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(15.37)%	0.19%	5.53%
Without Sales Charge		(10.69)	1.28	6.10
CLASS C SHARES	February 28, 2006
With CDSC**		(12.12)	0.78	5.57
Without CDSC		(11.12)	0.78	5.57
CLASS I SHARES	February 28, 2006	(10.43)	1.59	6.40
CLASS R2 SHARES	November 3, 2008	(10.93)	1.01	5.83
CLASS R6 SHARES	May 29, 2015	(10.26)	1.78	6.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Advantage Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(11.20)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.85)%

Net Assets as of 10/31/2018 (In Thousands)	$4,269,094

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the information technology and health care sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the materials sector was a positive contributor to relative performance.

By region, the Fund’s security selection in the U.K. and Japan was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the Asia-Pacific region, excluding Japan, was the leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in AMS AG, Continental AG and Samsung Electronics Co. Shares of AMS, an Austrian maker of analog semiconductors and sensors that was not held in the Benchmark, fell after the company forecast lackluster results for the fourth quarter of 2018 and for the full year 2019. Shares of Continental, a German tire and auto parts manufacturer, fell after the company reduced its sales forecast for 2018, citing weaker demand for tires and higher costs of developing hybrid and electric vehicle systems. Shares of Samsung Electronics, a South Korean consumer electronics and semiconductors manufacturer that was not held in the Benchmark, fell amid narrower profit margins for smartphones and falling prices for semiconductors.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Linde AG, Safran AG and Novartis AG. Shares of Linde, a U.K. producer of industrial gases, rose ahead of its planned merger with Praxair Inc. Shares of Safran, a French aerospace and defense company, rose amid strong demand from the airline industry. Shares of Novartis, a Swiss drug maker, rose after the company raised is sales forecast for 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.5%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.4
3.	Novartis AG (Registered) (Switzerland)	2.8
4.	Unilever plc (United Kingdom)	2.3
5.	Roche Holding AG (Switzerland)	2.2
6.	AIA Group Ltd. (Hong Kong)	2.0
7.	SAP SE (Germany)	2.0
8.	GlaxoSmithKline plc (United Kingdom)	2.0
9.	Diageo plc (United Kingdom)	1.9
10.	ASML Holding NV (Netherlands)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	18.6%
Japan	16.8
France	14.5
Switzerland	13.7
Germany	7.3
Netherlands	6.4
Hong Kong	2.9
China	2.2
Australia	1.7
South Korea	1.4
Denmark	1.3
Singapore	1.3
India	1.2
Sweden	1.2
Spain	1.1
United States	1.0
Others (each less than 1.0%)	3.5
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(16.09)%	(0.14)%	5.67%
Without Sales Charge		(11.42)	0.94	6.24
CLASS C SHARES	January 31, 2003
With CDSC**		(12.89)	0.43	5.70
Without CDSC		(11.89)	0.43	5.70
CLASS I SHARES	January 1, 1997	(11.20)	1.19	6.51
CLASS R2 SHARES	November 3, 2008	(11.68)	0.68	5.96
CLASS R5 SHARES	May 15, 2006	(11.16)	1.36	6.70
CLASS R6 SHARES	November 30, 2010	(11.04)	1.42	6.74

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(5.98)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.85)%

Net Assets as of 10/31/2018 (In Thousands)	$141,451

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the basic industries and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the consumer staples sector and property sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading contributor to performance relative to the Benchmark. The Fund’s out-of-Benchmark position in North America and its underweight position in Japan were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Mitsubishi Corp., Royal Ahold Delhaize NV and UPM-Kymmene Oyj. Shares of Mitsubishi, an industrial conglomerate based in Japan, rose amid growth in its Asian markets and the launch of a new model automobile in Europe and Japan. Shares of Royal Ahold Delhaize, a Netherlands supermarkets operator, rose as the company continued to post better-than-expected quarterly earnings and sales. Shares of UPM-Kymmene, a Finnish paper, pulp and lumber company, rose after the company posted strong earnings growth and forecast further profit growth for the second half of 2018.

Leading individual detractors from relative performance included the Fund’s overweight positions in TransCanada Corp., Sanofi and British American Tobacco PLC. Shares of TransCanada, an operator of natural gas and petroleum pipelines that was not held in the Benchmark, fell amid legal challenges to its planned Keystone XL pipeline in the U.S. Shares of Sanofi, a French pharmaceuticals company, fell after the company reported lower-than-expected sales for the first and second quarters of 2018. Shares of British American Tobacco, a maker of tobacco products, fell amid overall weakness in U.K. equity.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.4%
2.	Novartis AG (Registered) (Switzerland)	3.0
3.	Novo Nordisk A/S, Class B (Denmark)	2.9
4.	Unilever NV, CVA (United Kingdom)	2.7
5.	Rio Tinto plc (Australia)	2.7
6.	Roche Holding AG (Switzerland)	2.6
7.	Imperial Brands plc (United Kingdom)	2.4
8.	Vinci SA (France)	2.2
9.	TOTAL SA (France)	2.2
10.	Nestle SA (Registered) (Switzerland)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	17.6%
United Kingdom	15.8
France	14.1
Switzerland	12.5
Netherlands	7.1
Australia	7.0
Germany	5.8
Denmark	2.9
Finland	2.3
United States	2.1
Taiwan	1.4
Italy	1.4
Spain	1.2
Singapore	1.2
Canada	1.2
Norway	1.2
Hong Kong	1.2
Sweden	1.0
Others (each less than 1.0%)	3.0

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge*		(11.08)%	0.96%	3.13%
Without Sales Charge		(6.18)	2.05	3.86
CLASS C SHARES	February 28, 2011
With CDSC**		(7.68)	1.53	3.33
Without CDSC		(6.68)	1.53	3.33
CLASS I SHARES	February 28, 2011	(5.98)	2.34	4.14
CLASS R2 SHARES	February 28, 2011	(6.53)	1.76	3.58
CLASS R5 SHARES	February 28, 2011	(5.90)	2.46	4.30
CLASS R6 SHARES	January 30, 2015	(5.80)	2.50	4.32

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to October 31, 2018. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(8.42)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.85)%

Net Assets as of 10/31/2018 (In Thousands)	$4,700,618

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the consumer non-durable and insurance sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the industrial cyclical and transport services & consumer cyclical sector was a leading contributor to relative performance.

By region, the Fund’s security selection in Europe and Japan detracted from relative performance, while the Fund’s security selection in the Pacific, excluding Japan, made a positive contribution to performance relative to the Benchmark.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.3%
2.	Roche Holding AG (Switzerland)	2.1
3.	TOTAL SA (France)	1.7
4.	Royal Dutch Shell plc, Class B (Netherlands)	1.6
5.	SAP SE (Germany)	1.6
6.	Toyota Motor Corp. (Japan)	1.5
7.	Sanofi (France)	1.4
8.	British American Tobacco plc (United Kingdom)	1.4
9.	Air Liquide SA (France)	1.4
10.	Novartis AG (Registered) (Switzerland)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.8%
United Kingdom	13.5
France	12.7
Switzerland	9.7
Germany	9.0
Australia	6.1
Netherlands	5.7
Spain	3.6
Hong Kong	2.7
Italy	2.1
Denmark	1.6
Finland	1.6
Sweden	1.3
Belgium	1.3
Singapore	1.0
Ireland	1.0
Others (each less than 1.0%)	2.1
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		(13.46)%	0.59%	5.47%
Without Sales Charge		(8.66)	1.67	6.04
CLASS I SHARES	October 28, 1992	(8.42)	1.93	6.31
CLASS R6 SHARES	November 1, 2017	(8.31)	1.95	6.32

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(12.96)%
MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes)	(8.24)%

Net Assets as of 10/31/2018 (In Thousands)	$475,230

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials and materials sectors was a leading contributor to relative performance.

By region, the Fund’s security selection and overweight position in Europe and its security selection in Japan were leading detractors from performance relative to the Benchmark. The Fund’s security selection in emerging markets and the Asia-Pacific, excluding Japan, was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Altice NV, AMS AG and Bayer AG. Shares of Altice, a Netherlands telecommunications and media company, fell amid investor concerns about the company’s high debt level and profit weakness during the reporting period. Shares of AMS, an Austrian semiconductor manufacturer that was not held in the Benchmark, fell after the company forecast lackluster results for the fourth quarter of

2018 and for the full year 2019. Shares of Bayer, a health care products maker based in Germany, fell ahead of the company’s planned acquisition of Monsanto Co.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Ping An Insurance Co., Linde AG and Safran SA. Shares of Ping An Insurance, a Chinese financial services company, rose after the company reported increased earnings and revenue for the first half of 2018. Shares of Linde, a U.K. producer of industrial gases, rose ahead of its planned merger with Praxair Inc. Shares of Safran, a French aerospace and defense company, rose amid strong demand from the airline industry.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.7%
2.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.6
3.	HDFC Bank Ltd., ADR (India)	3.6
4.	Unilever NV, CVA (United Kingdom)	3.5
5.	Royal Dutch Shell plc, Class A (Netherlands)	3.5
6.	AIA Group Ltd. (Hong Kong)	3.4
7.	SAP SE (Germany)	3.1
8.	Tencent Holdings Ltd. (China)	2.9
9.	Novartis AG (Registered) (Switzerland)	2.7
10.	Diageo plc (United Kingdom)	2.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	21.4%
Germany	11.5
Netherlands	9.7
Japan	8.7
China	7.5
Switzerland	7.5
France	6.0
Canada	6.0
Hong Kong	4.7
India	3.6
Australia	2.2
United States	2.2
Indonesia	2.0
Denmark	1.9
Brazil	1.6
Austria	1.6
South Korea	1.5
Short-Term Investments	0.4

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(17.70)%	0.31%	5.31%
Without Sales Charge		(13.15)	1.40	6.13
CLASS C SHARES	November 30, 2011
With CDSC**		(14.60)	0.89	5.59
Without CDSC		(13.60)	0.89	5.59
CLASS I SHARES	November 30, 2011	(12.96)	1.71	6.43
CLASS R2 SHARES	November 30, 2011	(13.46)	1.12	5.85
CLASS R5 SHARES	November 30, 2011	(12.84)	1.83	6.59
CLASS R6 SHARES	November 30, 2011	(12.76)	1.90	6.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(10.57)%
MSCI EAFE Value Index (net of foreign withholding taxes)	(7.69)%

Net Assets as of 10/31/2018 (In Thousands)	$521,569

INVESTMENT OBJECTIVE**

Effective May 17, 2018, the JPMorgan International Value Fund’s (the “Fund”) objective was revised so that the Fund seeks to provide long-term capital appreciation. Prior to that date, the Fund sought to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2018.

By sector, the Fund’s security selection in the materials and insurance sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the banks and capital goods sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the Pacific, excluding Japan, was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Anheuser-Busch InBev SA/NV and Outokumpu Oyj, and its underweight position in BP PLC. Shares of Anheuser-Bush InBev, a Belgium-based brewer, fell after the company reported a decline in earnings and revenue for the third quarter of 2018, and reduced its dividend. Shares of Outokumpu, a Finnish stainless steel producer, fell amid weak earnings and investor concerns about potential U.S. trade tariffs. Shares of BP, a U.K. integrated oil and gas producer that was not held in the Fund, rose amid rising global petroleum prices during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in DBS Group Holdings Ltd. and Deutsche Boerse AG, and its underweight position in Banco Santander SA. Shares of DBS Group Holdings, a Singapore financial services company, rose amid continued growth in loans and earnings during the reporting period. Shares of Deutsche Boerse, a German operator of financial market exchanges, rose amid continued growth in the company’s revenue and earnings during the reporting period. Shares of Banco Santander, a Spanish bank that was not held by the Fund, fell amid investor concern about its exposure both to the U.K.’s planned exit from the European Union and political uncertainty in Brazil during the reporting period.

HOW WAS THE FUND POSITIONED?

Following the May 17, 2018 change in investment objective and strategy, the Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark were in the materials and capital goods sectors, while the largest underweight sector positions were in the real estate and utilities sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.5%
2.	Novartis AG (Registered) (Switzerland)	3.3
3.	TOTAL SA (France)	2.5
4.	Toyota Motor Corp. (Japan)	2.4
5.	BHP Billiton Ltd. (Australia)	2.1
6.	Sanofi (France)	1.8
7.	Allianz SE (Registered) (Germany)	1.7
8.	GlaxoSmithKline plc (United Kingdom)	1.7
9.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.4
10.	Westpac Banking Corp. (Australia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	26.3%
United Kingdom	13.5
France	10.2
Switzerland	8.6
Netherlands	8.0
Australia	7.6
Germany	6.3
Norway	3.0
Sweden	3.0
Spain	2.6
Hong Kong	1.8
Italy	1.3
Austria	1.2
Singapore	1.0
Others (each less than 1.0%)	5.6

***	Percentages indicated are based on total investments as of October 31, 2018. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(15.55)%	(1.98)%	4.31%
Without Sales Charge		(10.88)	(0.92)	4.87
CLASS C SHARES	July 11, 2006
With CDSC**		(12.37)	(1.43)	4.34
Without CDSC		(11.37)	(1.43)	4.34
CLASS I SHARES	September 10, 2001	(10.62)	(0.64)	5.15
CLASS L SHARES	November 4, 1993	(10.57)	(0.53)	5.29
CLASS R2 SHARES	November 3, 2008	(11.19)	(1.18)	4.60
CLASS R5 SHARES	September 9, 2016	(10.58)	(0.53)	5.30
CLASS R6 SHARES	November 30, 2010	(10.49)	(0.39)	5.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/08 TO 10/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2008 to October 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%
Argentina — 0.2%
Banco Macro SA, ADR	54	2,429

Brazil — 11.1%
B3 SA — Brasil Bolsa Balcao *	1,411	10,122
Banco Bradesco SA, ADR *	1,299	11,913
Banco do Brasil SA *	1,971	22,592
Banco Santander Brasil SA	1,485	16,848
Cia Brasileira de Distribuicao (Preference) *	251	5,253
Estacio Participacoes SA	1,896	11,795
IRB Brasil Resseguros SA	505	9,734
Itau Unibanco Holding SA, ADR	2,231	29,382
Kroton Educacional SA	2,796	8,565
Metalurgica Gerdau SA (Preference)	4,007	8,474
MRV Engenharia e Participacoes SA	1,852	6,299
SLC Agricola SA	234	3,554
TIM Participacoes SA *	1,821	5,641
Vale SA, ADR	1,480	22,351

		172,523

Chile — 0.3%
Antofagasta plc	551	5,518

China — 30.7%
Alibaba Group Holding Ltd., ADR *	322	45,806
Anhui Conch Cement Co. Ltd., Class H	2,790	14,458
Anhui Jinhe Industrial Co. Ltd., Class A	525	1,114
Anhui Kouzi Distillery Co. Ltd., Class A	242	1,127
ANTA Sports Products Ltd.	1,259	5,198
Baidu, Inc., ADR *	140	26,662
Bank of Nanjing Co. Ltd., Class A	1,535	1,620
Baoshan Iron & Steel Co. Ltd., Class A	4,372	4,825
BOE Technology Group Co. Ltd., Class A	9,721	3,855
China Conch Venture Holdings Ltd.	2,476	6,967
China Construction Bank Corp., Class H	46,695	37,055
China Jushi Co. Ltd., Class A	1,183	1,609
China Maple Leaf Educational Systems Ltd.	5,786	2,511
China Merchants Bank Co. Ltd., Class H	5,777	22,306
China Railway Construction Corp. Ltd., Class H	6,361	8,079
China Railway Group Ltd., Class H	8,822	7,884
China Resources Cement Holdings Ltd.	7,810	6,933
China Shenhua Energy Co. Ltd., Class H	2,215	5,010
China Vanke Co. Ltd., Class H	5,158	15,928
Chongqing Department Store Co. Ltd., Class A	342	1,330
CNOOC Ltd.	10,291	17,525
Country Garden Holdings Co. Ltd.	8,891	9,568
Daqin Railway Co. Ltd., Class A	1,319	1,529
Geely Automobile Holdings Ltd.	3,424	6,598

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Grandblue Environment Co. Ltd., Class A	813	1,467
Gree Electric Appliances, Inc. of Zhuhai, Class A	268	1,474
Huayu Automotive Systems Co. Ltd., Class A	468	1,175
Industrial & Commercial Bank of China Ltd., Class H	51,458	34,910
Nexteer Automotive Group Ltd.	2,143	3,022
PetroChina Co. Ltd., Class H	20,874	15,009
Ping An Insurance Group Co. of China Ltd., Class H	2,059	19,461
Postal Savings Bank of China Co. Ltd., Class H (a)	20,675	12,370
Sany Heavy Industry Co. Ltd., Class A	1,312	1,490
Shanghai International Airport Co. Ltd., Class A	193	1,380
Shenzhen Expressway Co. Ltd., Class H	4,808	4,431
Shenzhen Fuanna Bedding and Furnishing Co. Ltd., Class A	1,030	1,096
Sinopec Shanghai Petrochemical Co. Ltd., Class A	6,489	4,926
Sinotruk Hong Kong Ltd.	2,011	2,907
Tencent Holdings Ltd.	2,063	70,677
Tianneng Power International Ltd.	2,470	1,982
Tingyi Cayman Islands Holding Corp.	3,082	4,567
Uni-President China Holdings Ltd.	7,099	6,906
Wangfujing Group Co. Ltd., Class A	584	1,186
Want Want China Holdings Ltd.	10,523	7,528
Weichai Power Co. Ltd., Class H	5,202	5,143
Weifu High-Technology Group Co. Ltd., Class A	523	1,339
Wuliangye Yibin Co. Ltd., Class A	166	1,150
XCMG Construction Machinery Co. Ltd., Class A	2,843	1,361
Yanzhou Coal Mining Co. Ltd., Class H	5,126	4,875
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H (a)	853	2,924
Zhongsheng Group Holdings Ltd.	1,634	2,986
Zijin Mining Group Co. Ltd., Class H	13,336	4,989

		478,228

Hungary — 1.7%
MOL Hungarian Oil & Gas plc	828	8,686
OTP Bank Nyrt	515	18,490

		27,176

India — 3.7%
Firstsource Solutions Ltd.	3,915	3,239
Graphite India Ltd.	464	5,979
HCL Technologies Ltd.	1,294	18,501
HEG Ltd.	59	3,407
Mindtree Ltd.	341	3,928
NIIT Technologies Ltd.	474	7,871
Oil & Natural Gas Corp. Ltd.	2,242	4,645

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
India — continued
Tech Mahindra Ltd.	560	5,641
WNS Holdings Ltd., ADR*	96	4,801

		58,012

Indonesia — 1.0%
Bank Rakyat Indonesia Persero Tbk. PT	54,553	11,322
Bukit Asam Tbk. PT	13,526	3,799

		15,121

Malaysia — 1.0%
AirAsia Group Bhd.	1,393	875
CIMB Group Holdings Bhd.	2,640	3,612
Tenaga Nasional Bhd.	3,287	11,556

		16,043

Mexico — 0.8%
Wal-Mart de Mexico SAB de CV	4,695	11,990

Poland — 0.8%
Polski Koncern Naftowy ORLEN SA	495	11,902

Russia — 7.3%
Alrosa PJSC	8,595	13,034
LUKOIL PJSC, ADR	360	26,829
Magnitogorsk Iron & Steel Works PJSC	8,711	6,333
MMC Norilsk Nickel PJSC, ADR	969	16,037
Novatek PJSC, GDR (a)	35	5,908
Novolipetsk Steel PJSC, GDR (a)	154	3,715
Ros Agro plc, GDR (a)	127	1,284
RusHydro PJSC	291,040	2,429
Sberbank of Russia PJSC, ADR	1,355	15,938
Sberbank of Russia PJSC, ADR	89	1,045
Severstal PJSC, GDR (a)	407	6,323
Surgutneftegas PJSC (Preference)	9,529	5,505
Tatneft PJSC, ADR	131	9,251
Tatneft PJSC, ADR	1	39

		113,670

South Africa — 3.5%
AngloGold Ashanti Ltd.	472	4,598
Astral Foods Ltd.	242	3,252
Nedbank Group Ltd.	790	13,357
Old Mutual Ltd.	4,230	6,377
Sasol Ltd.	613	20,035
SPAR Group Ltd. (The)	532	6,337

		53,956

South Korea — 14.0%
Daelim Industrial Co. Ltd.	49	3,297

INVESTMENTS	SHARES (000)	VALUE ($000)

South Korea — continued
Doosan Infracore Co. Ltd. *	593	4,030
GS Engineering & Construction Corp.	89	3,264
Hana Financial Group, Inc.	478	16,111
Hyundai Marine & Fire Insurance Co. Ltd.	135	4,978
Industrial Bank of Korea	991	12,941
KT&G Corp.	197	17,582
Kumho Petrochemical Co. Ltd.	59	4,477
LG Corp.	71	4,115
LG Display Co. Ltd.	277	4,035
LG Uplus Corp.	541	7,694
Orion Corp.	26	2,155
Samsung Electro-Mechanics Co. Ltd.	69	7,176
Samsung Electronics Co. Ltd.	1,408	52,696
Samsung SDI Co. Ltd.	40	8,373
Samsung SDS Co. Ltd.	45	7,670
Shinhan Financial Group Co. Ltd.	557	20,743
SK Holdings Co. Ltd.	55	12,739
SK Telecom Co. Ltd.	30	7,030
Woori Bank	1,218	16,880

		217,986

Taiwan — 14.2%
AU Optronics Corp.	19,315	7,546
Catcher Technology Co. Ltd.	1,700	17,189
Chailease Holding Co. Ltd.	1,583	4,540
Chilisin Electronics Corp. *	660	1,590
Chipbond Technology Corp.	3,141	5,785
CTBC Financial Holding Co. Ltd.	30,823	20,640
E.Sun Financial Holding Co. Ltd.	11,623	7,717
Far Eastern New Century Corp.	7,029	7,070
FLEXium Interconnect, Inc.	1,572	3,975
Fubon Financial Holding Co. Ltd.	11,137	17,473
Gigabyte Technology Co. Ltd.	2,770	3,642
Globalwafers Co. Ltd.	753	5,994
Largan Precision Co. Ltd.	35	3,824
Micro-Star International Co. Ltd.	1,667	3,714
Novatek Microelectronics Corp.	1,813	8,021
Powertech Technology, Inc.	2,899	6,359
President Chain Store Corp.	1,459	16,504
Silicon Motion Technology Corp., ADR	164	6,155
Sino-American Silicon Products, Inc. *	3,251	6,088
Taiwan Cement Corp.	4,207	4,729
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	710	27,034
Uni-President Enterprises Corp.	4,892	11,858
Walsin Lihwa Corp.	7,510	3,735

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Taiwan — continued
Yageo Corp.	309		3,171
Yuanta Financial Holding Co. Ltd.	22,109		10,752
Zhen Ding Technology Holding Ltd.	2,253		5,155

			220,260

Thailand — 4.3%
Indorama Ventures PCL	2,086		3,422
Kiatnakin Bank PCL	1,507		3,243
Krung Thai Bank PCL	15,368		9,330
Land & Houses PCL	14,748		4,598
PTT Exploration & Production PCL	1,880		7,875
PTT Global Chemical PCL	6,117		14,208
PTT PCL	12,069		18,212
Quality Houses PCL	34,646		3,286
Tisco Financial Group PCL	1,349		3,210

			67,384

Turkey — 1.8%
Eregli Demir ve Celik Fabrikalari TAS	3,715		6,029
Ford Otomotiv Sanayi A/S	290		3,117
Petkim Petrokimya Holding A/S	5,013		4,563
Tekfen Holding A/S	1,854		7,059
Turk Hava Yollari AO *	2,604		6,558

			27,326

United Kingdom — 0.3%
Mondi Ltd.	185		4,424

United States — 1.1%
Cognizant Technology Solutions Corp., Class A	251		17,329

Vietnam — 0.0% (b)
Hoa Phat Group JSC *	—	(c)	—	(c)

Total Common Stocks (Cost $1,522,094)			1,521,277

	NO. OF RIGHTS (000)
Rights — 0.0% (b)
Russia — 0.0% (b)
RusHydro PJSC, expiring 12/28/2018 * (Cost $—)	10,583		—	(c)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (d) (e) (Cost $42,721)	42,721	42,721

Total Investments — 100.5% (Cost $1,564,815)		1,563,998
Liabilities in Excess of Other Assets — (0.5)%		(8,341)

NET ASSETS — 100.0%		1,555,657

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	23.4%
Oil, Gas & Consumable Fuels	9.3
Metals & Mining	6.6
Interactive Media & Services	6.2
Technology Hardware, Storage & Peripherals	5.2
Semiconductors & Semiconductor Equipment	4.2
IT Services	3.9
Chemicals	3.4
Internet & Direct Marketing Retail	2.9
Electronic Equipment, Instruments & Components	2.9
Food Products	2.6
Insurance	2.6
Food & Staples Retailing	2.6
Real Estate Management & Development	2.1
Construction & Engineering	1.9
Construction Materials	1.8
Industrial Conglomerates	1.5
Diversified Consumer Services	1.5
Diversified Financial Services	1.4
Machinery	1.4
Capital Markets	1.3
Tobacco	1.1
Others (each less than 1.0%)	7.5
Short-Term Investments	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%
Argentina — 2.1%
MercadoLibre, Inc.	298	96,847

Australia — 0.5%
Oil Search Ltd.	4,209	23,142

Brazil — 10.6%
Ambev SA, ADR	8,706	37,696
B3 SA — Brasil Bolsa Balcao *	14,236	102,100
Cielo SA	3,264	11,605
Itau Unibanco Holding SA, ADR	7,808	102,828
Itau Unibanco Holding SA (Preference)	1,076	14,209
Kroton Educacional SA	17,875	54,756
Lojas Renner SA *	6,708	67,921
Petrobras Distribuidora SA	4,749	30,512
Raia Drogasil SA *	1,867	31,579
Ultrapar Participacoes SA	2,252	26,627
WEG SA	1,671	8,087

		487,920

China — 26.6%
Alibaba Group Holding Ltd., ADR *	1,724	245,360
Baidu, Inc., ADR *	335	63,683
Fuyao Glass Industry Group Co. Ltd., Class A	15,800	49,311
Hangzhou Robam Appliances Co. Ltd., Class A	11,087	33,632
Han’s Laser Technology Industry Group Co. Ltd., Class A	9,407	42,604
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	18,349	58,440
JD.com, Inc., ADR *	1,814	42,660
Kweichow Moutai Co. Ltd., Class A	483	38,254
Meituan Dianping, Class B * (a)	1,773	11,461
Midea Group Co. Ltd., Class A	9,048	48,439
New Oriental Education & Technology Group, Inc., ADR *	801	46,863
Ping An Insurance Group Co. of China Ltd., Class H	21,889	206,935
Shenzhou International Group Holdings Ltd.	4,342	48,138
Tencent Holdings Ltd.	6,940	237,749
Yum China Holdings, Inc.	1,399	50,493

		1,224,022

Egypt — 0.9%
Commercial International Bank Egypt SAE (Registered), GDR (a)	9,723	42,249

Hong Kong — 6.4%
AIA Group Ltd.	27,876	212,056
Jardine Matheson Holdings Ltd.	516	29,778
Techtronic Industries Co. Ltd.	10,909	51,368

		293,202

INVESTMENTS	SHARES (000)	VALUE ($000)

India — 16.6%
Asian Paints Ltd.	1,884	31,355
HDFC Bank Ltd.	3,995	103,741
HDFC Bank Ltd., ADR	945	84,000
HDFC Standard Life Insurance Co. Ltd. (a)	10,111	50,953
Housing Development Finance Corp. Ltd.	8,168	195,410
IndusInd Bank Ltd.	3,316	63,924
ITC Ltd.	13,209	50,055
Kotak Mahindra Bank Ltd.	3,493	52,860
Tata Consultancy Services Ltd.	3,413	89,465
UltraTech Cement Ltd.	930	44,007

		765,770

Indonesia — 2.5%
Astra International Tbk. PT	73,185	38,069
Bank Central Asia Tbk. PT	36,491	56,818
Bank Rakyat Indonesia Persero Tbk. PT	104,467	21,682

		116,569

Macau — 1.2%
Sands China Ltd.	13,445	53,167

Mexico — 3.3%
Fomento Economico Mexicano SAB de CV, ADR	624	53,041
Grupo Financiero Banorte SAB de CV, Class O	11,813	64,995
Infraestructura Energetica Nova SAB de CV	8,923	34,980

		153,016

Panama — 0.7%
Copa Holdings SA, Class A	444	32,181

Peru — 1.3%
Credicorp Ltd.	272	61,297

Portugal — 0.8%
Jeronimo Martins SGPS SA	3,100	38,046

Russia — 3.1%
Sberbank of Russia PJSC	48,717	140,026

South Africa — 5.8%
Bid Corp. Ltd.	4,691	87,833
Bidvest Group Ltd. (The)	2,459	30,689
Capitec Bank Holdings Ltd.	467	31,365
FirstRand Ltd.	5,340	23,322
Mr Price Group Ltd.	1,834	28,709
Sanlam Ltd.	12,790	64,404

		266,322

South Korea — 6.3%
NAVER Corp.	409	41,193
NCSoft Corp.	97	36,518

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Korea — continued
Samsung Electronics Co. Ltd.	5,606	209,868

		287,579

Spain — 0.4%
Prosegur Cia de Seguridad SA	3,592	19,949

Taiwan — 7.2%
Largan Precision Co. Ltd.	369	40,318
President Chain Store Corp.	5,719	64,694
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,982	227,932

		332,944

Thailand — 0.6%
Kasikornbank PCL, NVDR	4,300	25,885

Turkey — 0.3%
Ford Otomotiv Sanayi A/S	1,070	11,491

United States — 1.4%
EPAM Systems, Inc.*	547	65,339

Total Common Stocks (Cost $3,989,311)		4,536,963

	NO. OF WARRANTS (000)
Warrants — 0.5%
United Kingdom — 0.0% (b)
HSBC Bank plc expiring 7/20/2020, price 1.00 *	54	710

United States — 0.5%
Almarai Co. expiring 7/11/2019, price 1.00 *	1,597	20,784
expiring 7/20/2020, price 1.00 *	90	1,174

		21,958

Total Warrants (Cost $30,996)		22,668

	SHARES (000)
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (c) (d) (Cost $58,479)	58,479	58,479

Total Investments — 100.4% (Cost $4,078,786)		4,618,110
Liabilities in Excess of Other Assets — (0.4)%		(16,905)

NET ASSETS — 100.0%		4,601,205

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	18.8%
Insurance	11.6
Internet & Direct Marketing Retail	8.6
Interactive Media & Services	7.4
Semiconductors & Semiconductor Equipment	4.9
Food & Staples Retailing	4.8
Technology Hardware, Storage & Peripherals	4.5
Thrifts & Mortgage Finance	4.2
IT Services	3.6
Household Durables	2.9
Beverages	2.8
Hotels, Restaurants & Leisure	2.2
Capital Markets	2.2
Diversified Consumer Services	2.2
Food Products	1.7
Multiline Retail	1.5
Industrial Conglomerates	1.3
Specialty Retail	1.3
Machinery	1.1
Tobacco	1.1
Oil, Gas & Consumable Fuels	1.1
Automobiles	1.1
Auto Components	1.1
Textiles, Apparel & Luxury Goods	1.0
Construction Materials	1.0
Others (each less than 1.0%)	4.7
Short-Term Investments	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting depository receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 101.6%
Australia — 2.5%
Rio Tinto plc	348	16,888

Belgium — 1.7%
KBC Group NV	169	11,667

Denmark — 3.1%
Novo Nordisk A/S, Class B	312	13,460
Royal Unibrew A/S	113	8,002

		21,462

Finland — 2.9%
Neste OYJ	134	10,968
UPM-Kymmene OYJ	281	9,036

		20,004

France — 18.8%
Airbus SE	104	11,463
Capgemini SE	82	10,073
Dassault Systemes SE	46	5,704
Eiffage SA	88	8,626
Engie SA	881	11,706
Kering SA	29	12,747
Peugeot SA	530	12,609
Safran SA	112	14,511
Teleperformance	36	5,958
Thales SA	111	14,155
TOTAL SA	125	7,326
Vinci SA	157	13,999

		128,877

Germany — 7.0%
Allianz SE (Registered)	95	19,837
Bayer AG (Registered)	82	6,320
Deutsche Telekom AG (Registered)	761	12,478
Hannover Rueck SE	43	5,721
SAP SE	32	3,416

		47,772

Italy — 5.2%
Enel SpA	2,675	13,115
Eni SpA	800	14,207
Saipem SpA *	1,489	8,144

		35,466

Jordan — 1.3%
Hikma Pharmaceuticals plc	377	9,149

Luxembourg — 1.4%
ArcelorMittal	383	9,565

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 9.7%
ABN AMRO Group NV, CVA (a)	498	12,207
Adyen NV * (a)	12	7,769
ASML Holding NV	71	12,292
ASR Nederland NV	260	11,813
ING Groep NV	1,258	14,887
NN Group NV	167	7,188

		66,156

Norway — 1.0%
Telenor ASA	368	6,743

Spain — 4.7%
ACS Actividades de Construccion y Servicios SA	301	11,260
Ence Energia y Celulosa SA	582	4,887
Repsol SA	911	16,271

		32,418

Sweden — 6.1%
Dometic Group AB (b)	194	1,354
Swedish Match AB	150	7,617
Swedish Orphan Biovitrum AB *	312	6,363
Tele2 AB, Class B	967	10,978
Telefonaktiebolaget LM Ericsson, Class B	674	5,869
Volvo AB, Class B	664	9,923

		42,104

Switzerland — 18.6%
Logitech International SA (Registered)	278	10,309
Nestle SA (Registered)	141	11,902
Novartis AG (Registered)	342	29,972
Partners Group Holding AG	8	5,685
Roche Holding AG	138	33,658
Sunrise Communications Group AG * (a)	114	10,018
Swatch Group AG (The)	27	8,958
Zurich Insurance Group AG *	54	16,918

		127,420

United Kingdom — 16.4%
Ashtead Group plc	287	7,080
BP plc	1,647	11,900
Centrica plc	6,644	12,480
Fevertree Drinks plc	185	6,565
Fiat Chrysler Automobiles NV *	301	4,576
GlaxoSmithKline plc	956	18,520
Next plc	129	8,601
Pearson plc	1,120	12,867
Persimmon plc	311	9,101
Rolls-Royce Holdings plc *	999	10,714

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Taylor Wimpey plc	5,010	10,317

		112,721

United States — 1.2%
Burford Capital Ltd.	375	7,941

Total Common Stocks (Cost $734,469)		696,353

Preferred Stocks — 0.1%
United Kingdom — 0.1%
Rolls-Royce Holdings plc (Preference) * (Cost $58)	45,643	58

Short-Term Investments — 7.4%
Investment Companies — 7.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (c) (d) (Cost $51,037)	51,037	51,037

Total Investments — 109.1% (Cost $785,564)		747,448
Liabilities in Excess of Other Assets — (9.1%)		(62,101)

NET ASSETS — 100.0%		685,347

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	14.9%
Insurance	8.2
Oil, Gas & Consumable Fuels	8.1
Aerospace & Defense	6.8
Banks	5.2
Construction & Engineering	4.5
Diversified Telecommunication Services	3.9
Metals & Mining	3.5
Multi-Utilities	3.2
Textiles, Apparel & Luxury Goods	2.9
Household Durables	2.6
IT Services	2.4
Automobiles	2.3
Beverages	2.0
Paper & Forest Products	1.9
Capital Markets	1.8
Electric Utilities	1.8
Media	1.7
Semiconductors & Semiconductor Equipment	1.6
Food Products	1.6
Wireless Telecommunication Services	1.5
Technology Hardware, Storage & Peripherals	1.4
Machinery	1.3
Software	1.2
Multiline Retail	1.2
Energy Equipment & Services	1.1
Tobacco	1.0
Others (each less than 1.0%)	3.6
Short-Term Investment	6.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Europe Dynamic Fund

(formerly known as JPMorgan Intrepid European Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	487	12/2018	EUR	17,552	56
FTSE 100 Index	97	12/2018	GBP	8,785	145

					201

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Argentina — 0.0% (a)
MercadoLibre, Inc.	7	2,268

Australia — 2.9%
AGL Energy Ltd.	84	1,075
Alumina Ltd.	871	1,581
Amcor Ltd.	245	2,307
AMP Ltd.	461	808
APA Group	237	1,612
Aristocrat Leisure Ltd.	57	1,076
ASX Ltd.	22	922
Aurizon Holdings Ltd.	522	1,555
Australia & New Zealand Banking Group Ltd.	510	9,387
Bendigo & Adelaide Bank Ltd.	86	622
BHP Billiton Ltd.	518	11,941
BHP Billiton plc	164	3,270
Boral Ltd.	216	861
Brambles Ltd.	248	1,870
Caltex Australia Ltd.	60	1,203
Challenger Ltd.	96	702
Coca-Cola Amatil Ltd.	186	1,307
Cochlear Ltd.	14	1,801
Commonwealth Bank of Australia	272	13,371
Computershare Ltd.	137	1,929
Crown Resorts Ltd.	10	90
CSL Ltd.	73	9,725
Dexus, REIT	176	1,275
Fortescue Metals Group Ltd.	165	469
Goodman Group, REIT	331	2,430
GPT Group (The), REIT	152	557
Incitec Pivot Ltd.	274	760
Insurance Australia Group Ltd.	291	1,407
LendLease Group	94	1,169
Macquarie Group Ltd.	56	4,634
Medibank Pvt Ltd.	444	879
Mirvac Group, REIT	1,066	1,640
National Australia Bank Ltd.	449	8,049
Newcrest Mining Ltd.	115	1,689
Oil Search Ltd.	263	1,446
Orica Ltd.	100	1,224
Origin Energy Ltd. *	245	1,272
QBE Insurance Group Ltd.	288	2,313
Ramsay Health Care Ltd.	30	1,188
REA Group Ltd.	19	970
Rio Tinto Ltd.	81	4,404
Rio Tinto plc	319	15,465
Santos Ltd.	289	1,355

INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued
Scentre Group, REIT	1,106	3,116
SEEK Ltd.	6	79
Sonic Healthcare Ltd.	49	782
South32 Ltd.	1,059	2,730
Stockland, REIT	421	1,076
Suncorp Group Ltd.	277	2,757
Sydney Airport	280	1,279
Tabcorp Holdings Ltd.	397	1,302
Telstra Corp. Ltd.	702	1,536
TPG Telecom Ltd.	159	812
Transurban Group	401	3,226
Treasury Wine Estates Ltd.	100	1,077
Vicinity Centres, REIT	578	1,085
Wesfarmers Ltd.	174	5,778
Westpac Banking Corp.	523	9,940
Woodside Petroleum Ltd.	115	2,833
Woolworths Group Ltd.	242	4,878

		167,896

Austria — 0.2%
Erste Group Bank AG *	221	9,003

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	79	5,854
KBC Group NV	118	8,155

		14,009

Canada — 3.1%
Agnico Eagle Mines Ltd.	36	1,273
Alimentation Couche-Tard, Inc., Class B	72	3,446
ARC Resources Ltd.	62	573
Bank of Montreal	107	8,022
Bank of Nova Scotia (The)	194	10,417
Barrick Gold Corp.	191	2,389
BCE, Inc.	26	1,024
Brookfield Asset Management, Inc., Class A	153	6,239
Canadian Imperial Bank of Commerce	68	5,859
Canadian National Railway Co.	130	11,112
Canadian Natural Resources Ltd.	187	5,134
Canadian Pacific Railway Ltd.	25	5,103
Canadian Tire Corp. Ltd., Class A	12	1,339
Cenovus Energy, Inc.	145	1,224
CGI Group, Inc., Class A *	38	2,342
Constellation Software, Inc.	3	2,244
Crescent Point Energy Corp.	91	432
Dollarama, Inc.	60	1,650
Enbridge, Inc.	134	4,186

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Canada — continued
Encana Corp.	146	1,493
Fairfax Financial Holdings Ltd.	4	1,859
Fortis, Inc.	48	1,579
Franco-Nevada Corp.	29	1,842
Gildan Activewear, Inc.	41	1,237
Goldcorp, Inc.	137	1,237
Great-West Lifeco, Inc.	53	1,223
Imperial Oil Ltd.	51	1,586
Intact Financial Corp.	22	1,772
Inter Pipeline Ltd.	61	988
Kinross Gold Corp. *	214	556
Loblaw Cos. Ltd.	39	1,938
Magna International, Inc.	68	3,351
Manulife Financial Corp.	336	5,298
Metro, Inc.	43	1,356
National Bank of Canada	57	2,583
Nutrien Ltd.	113	5,985
Open Text Corp.	44	1,468
Pembina Pipeline Corp.	65	2,089
Power Corp. of Canada	64	1,321
Power Financial Corp.	45	967
Restaurant Brands International, Inc.	37	2,053
Rogers Communications, Inc., Class B	62	3,186
Royal Bank of Canada	232	16,939
Saputo, Inc.	44	1,333
Shaw Communications, Inc., Class B	70	1,297
SNC-Lavalin Group, Inc.	27	956
Sun Life Financial, Inc.	105	3,852
Suncor Energy, Inc.	265	8,890
Teck Resources Ltd., Class B	92	1,900
Thomson Reuters Corp.	59	2,735
Toronto-Dominion Bank (The)	293	16,260
TransCanada Corp.	121	4,564
Wheaton Precious Metals Corp.	71	1,174

		180,875

China — 0.0% (a)
BOC Hong Kong Holdings Ltd.	723	2,707
Yangzijiang Shipbuilding Holdings Ltd.	412	369

		3,076

Denmark — 0.4%
Chr Hansen Holding A/S	64	6,451
Novo Nordisk A/S, Class B	399	17,210

		23,661

INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — 0.3%
Elisa OYJ	118	4,694
Nordea Bank AB	862	7,493
UPM-Kymmene OYJ	233	7,495

		19,682

France — 4.2%
Accor SA	137	6,241
Air Liquide SA	96	11,565
Airbus SE	130	14,374
Alstom SA *	203	8,876
AXA SA	150	3,743
BioMerieux	40	3,084
BNP Paribas SA	274	14,263
Capgemini SE	73	8,873
Cie Generale des Etablissements Michelin SCA	52	5,293
Eutelsat Communications SA	251	5,089
Kering SA	13	5,663
Legrand SA	101	6,566
L’Oreal SA	27	6,164
LVMH Moet Hennessy Louis Vuitton SE	61	18,447
Natixis SA	1,240	7,242
Orange SA	860	13,429
Pernod Ricard SA	56	8,471
Renault SA	97	7,212
Sanofi	199	17,773
Schneider Electric SE	180	12,995
Thales SA	68	8,728
TOTAL SA	429	25,193
Unibail-Rodamco-Westfield, REIT	25	4,580
Unibail-Rodamco-Westfield, REIT, CHDI *	103	928
Vinci SA	169	15,042
Vivendi SA	136	3,271

		243,105

Germany — 3.1%
adidas AG	61	14,286
Allianz SE (Registered)	82	17,062
BASF SE	169	12,975
Bayer AG (Registered)	112	8,571
Bayerische Motoren Werke AG	33	2,856
Daimler AG (Registered)	127	7,502
Deutsche Post AG (Registered)	367	11,586
Deutsche Telekom AG (Registered)	741	12,151
Fresenius SE & Co. KGaA	54	3,428
Infineon Technologies AG	422	8,447
Merck KGaA	58	6,158

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	64	13,649
RWE AG	449	8,741
SAP SE	210	22,488
Siemens AG (Registered)	130	14,932
Volkswagen AG (Preference)	83	13,979

		178,811

Hong Kong — 1.2%
AIA Group Ltd.	1,940	14,759
ASM Pacific Technology Ltd.	67	584
Bank of East Asia Ltd. (The)	41	133
CK Asset Holdings Ltd.	342	2,228
CK Hutchison Holdings Ltd.	518	5,215
CK Infrastructure Holdings Ltd.	171	1,248
CLP Holdings Ltd.	356	3,989
Galaxy Entertainment Group Ltd.	433	2,351
Hang Lung Properties Ltd.	59	107
Hang Seng Bank Ltd.	162	3,794
Henderson Land Development Co. Ltd.	313	1,460
HKT Trust & HKT Ltd.	556	767
Hong Kong & China Gas Co. Ltd.	1,719	3,284
Hong Kong Exchanges & Clearing Ltd.	177	4,708
Hongkong Land Holdings Ltd.	188	1,113
Hutchison Port Holdings Trust	2,431	598
Jardine Matheson Holdings Ltd.	19	1,080
Kerry Properties Ltd.	265	834
Li & Fung Ltd.	1,756	349
Link REIT	291	2,582
MTR Corp. Ltd.	201	975
New World Development Co. Ltd.	614	781
NWS Holdings Ltd.	410	814
Power Assets Holdings Ltd.	216	1,442
Sino Land Co. Ltd.	908	1,426
Sun Hung Kai Properties Ltd.	282	3,658
Swire Pacific Ltd., Class A	158	1,641
Techtronic Industries Co. Ltd.	99	464
WH Group Ltd. (b)	1,040	730
Wharf Holdings Ltd. (The)	348	870
Wharf Real Estate Investment Co. Ltd.	282	1,752
Wheelock & Co. Ltd.	260	1,390
Yue Yuen Industrial Holdings Ltd.	249	684

		67,810

Ireland — 0.5%
CRH plc	355	10,591

INVESTMENTS	SHARES (000)		VALUE ($000)

Ireland — continued
James Hardie Industries plc, CHDI	104		1,386
Kerry Group plc, Class A	75		7,642
Kingspan Group plc	101		4,397
Ryanair Holdings plc, ADR *	71		5,915

			29,931

Israel — 0.1%
Teva Pharmaceutical Industries Ltd., ADR	155		3,092

Italy — 0.4%
Enel SpA	2,979		14,605
Intesa Sanpaolo SpA	832		1,842
UniCredit SpA	749		9,580

			26,027

Japan — 8.0%
AEON Financial Service Co. Ltd.	26		513
AGC, Inc.	61		1,995
Ajinomoto Co., Inc.	126		2,040
Alfresa Holdings Corp.	40		1,070
Amada Holdings Co. Ltd.	170		1,602
Asahi Group Holdings Ltd.	105		4,592
Asahi Kasei Corp.	135		1,615
Astellas Pharma, Inc.	191		2,946
Bandai Namco Holdings, Inc.	94		3,344
Bridgestone Corp.	141		5,437
Canon, Inc.	121		3,438
Central Japan Railway Co.	11		2,073
Chubu Electric Power Co., Inc.	155		2,241
Chugai Pharmaceutical Co. Ltd.	25		1,434
Coca-Cola Bottlers Japan Holdings, Inc.	21		550
Concordia Financial Group Ltd.	449		2,054
Dai Nippon Printing Co. Ltd.	29		644
Daicel Corp.	265		2,807
Dai-ichi Life Holdings, Inc.	145		2,725
Daiichi Sankyo Co. Ltd.	135		5,168
Daikin Industries Ltd.	55		6,410
Daito Trust Construction Co. Ltd.	13		1,753
Daiwa House Industry Co. Ltd.	141		4,242
Daiwa House REIT Investment Corp., REIT	—	(c)	607
Denso Corp.	37		1,641
East Japan Railway Co.	68		5,913
Eisai Co. Ltd.	16		1,349
Electric Power Development Co. Ltd.	117		3,188
FANUC Corp.	21		3,566
Fast Retailing Co. Ltd.	7		3,474
Fuji Electric Co. Ltd.	27		836

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Japan — continued
FUJIFILM Holdings Corp.	101		4,364
Fujitsu Ltd.	16		998
Hakuhodo DY Holdings, Inc.	47		776
Hankyu Hanshin Holdings, Inc.	22		720
Hino Motors Ltd.	142		1,356
Hisamitsu Pharmaceutical Co., Inc.	39		2,198
Hitachi High-Technologies Corp.	41		1,550
Hitachi Ltd.	195		5,952
Honda Motor Co. Ltd.	310		8,838
Hoya Corp.	31		1,731
Hulic Co. Ltd.	139		1,267
ITOCHU Corp.	316		5,855
J Front Retailing Co. Ltd.	176		2,308
Japan Airlines Co. Ltd.	83		2,946
Japan Exchange Group, Inc.	34		614
Japan Prime Realty Investment Corp., REIT	—	(c)	596
Japan Real Estate Investment Corp., REIT	—	(c)	1,125
Japan Retail Fund Investment Corp., REIT	1		1,055
Japan Tobacco, Inc.	155		3,993
JFE Holdings, Inc.	75		1,404
JTEKT Corp.	46		574
JXTG Holdings, Inc.	834		5,637
Kao Corp.	98		6,519
Kawasaki Heavy Industries Ltd.	91		2,152
KDDI Corp.	203		4,920
Keikyu Corp.	34		496
Keyence Corp.	17		8,305
Kintetsu Group Holdings Co. Ltd.	18		707
Kirin Holdings Co. Ltd.	108		2,575
Komatsu Ltd.	121		3,143
Kose Corp.	14		2,047
Kubota Corp.	37		579
Kyocera Corp.	30		1,624
Kyowa Hakko Kirin Co. Ltd.	131		2,543
M3, Inc.	119		1,921
Mabuchi Motor Co. Ltd.	57		2,038
Marui Group Co. Ltd.	149		3,202
Mazda Motor Corp.	173		1,845
Mebuki Financial Group, Inc.	580		1,766
MEIJI Holdings Co. Ltd.	29		1,911
Mitsubishi Corp.	280		7,889
Mitsubishi Electric Corp.	394		4,984
Mitsubishi Estate Co. Ltd.	284		4,534
Mitsubishi Tanabe Pharma Corp.	25		375
Mitsubishi UFJ Financial Group, Inc.	1,982		11,998

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued
Mitsubishi UFJ Lease & Finance Co. Ltd.	100		516
Mitsui & Co. Ltd.	276		4,617
Mitsui Chemicals, Inc.	105		2,343
Mitsui Fudosan Co. Ltd.	88		1,980
Mizuho Financial Group, Inc.	1,993		3,422
MS&AD Insurance Group Holdings, Inc.	32		973
Murata Manufacturing Co. Ltd.	24		3,673
Nexon Co. Ltd. *	133		1,515
NGK Spark Plug Co. Ltd.	90		1,813
NH Foods Ltd.	23		776
Nidec Corp.	43		5,497
Nintendo Co. Ltd.	20		6,369
Nippon Building Fund, Inc., REIT	—	(c)	1,246
Nippon Prologis REIT, Inc., REIT	—	(c)	517
Nippon Steel & Sumitomo Metal Corp.	157		2,898
Nippon Telegraph & Telephone Corp.	148		6,099
Nippon Yusen KK	101		1,622
Nissan Motor Co. Ltd.	403		3,667
Nitori Holdings Co. Ltd.	18		2,298
Nitto Denko Corp.	23		1,462
Nomura Holdings, Inc.	355		1,704
Nomura Real Estate Master Fund, Inc., REIT	—	(c)	584
Nomura Research Institute Ltd.	71		3,148
NSK Ltd.	101		994
NTT DOCOMO, Inc.	282		6,993
Obayashi Corp.	115		1,016
Obic Co. Ltd.	6		528
Olympus Corp.	87		2,890
Ono Pharmaceutical Co. Ltd.	127		2,878
Oriental Land Co. Ltd.	16		1,533
ORIX Corp.	319		5,189
Otsuka Corp.	68		2,246
Otsuka Holdings Co. Ltd.	107		5,094
Panasonic Corp.	468		5,024
Persol Holdings Co. Ltd.	132		2,500
Recruit Holdings Co. Ltd.	155		4,171
Renesas Electronics Corp. *	287		1,511
Resona Holdings, Inc.	223		1,175
Rohm Co. Ltd.	33		2,341
Ryohin Keikaku Co. Ltd.	5		1,427
Santen Pharmaceutical Co. Ltd.	52		767
Seibu Holdings, Inc.	160		2,910
Seiko Epson Corp.	81		1,311
Sekisui House Ltd.	108		1,579
Seven & i Holdings Co. Ltd.	160		6,941

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Japan — continued
Shimano, Inc.	9		1,256
Shimizu Corp.	276		2,240
Shin-Etsu Chemical Co. Ltd.	78		6,493
Shinsei Bank Ltd.	86		1,302
Shionogi & Co. Ltd.	10		646
Shiseido Co. Ltd.	37		2,353
Shizuoka Bank Ltd. (The)	134		1,168
SMC Corp.	12		3,825
SoftBank Group Corp.	113		8,966
Sompo Holdings, Inc.	53		2,169
Sony Corp.	206		11,126
Stanley Electric Co. Ltd.	23		683
Subaru Corp.	14		370
Sumitomo Chemical Co. Ltd.	383		1,921
Sumitomo Corp.	16		237
Sumitomo Electric Industries Ltd.	167		2,282
Sumitomo Metal Mining Co. Ltd.	71		2,223
Sumitomo Mitsui Financial Group, Inc.	243		9,461
Sumitomo Mitsui Trust Holdings, Inc.	90		3,580
Sumitomo Realty & Development Co. Ltd.	41		1,412
Sundrug Co. Ltd.	17		625
Suntory Beverage & Food Ltd.	36		1,463
Suzuken Co. Ltd.	11		542
Suzuki Motor Corp.	91		4,533
T&D Holdings, Inc.	176		2,805
Takeda Pharmaceutical Co. Ltd.	76		3,155
THK Co. Ltd.	59		1,299
Toho Gas Co. Ltd.	45		1,543
Tokio Marine Holdings, Inc.	148		6,968
Tokyo Electric Power Co. Holdings, Inc. *	185		947
Tokyo Electron Ltd.	20		2,753
Tokyo Gas Co. Ltd.	91		2,245
Tokyu Corp.	231		3,813
Tokyu Fudosan Holdings Corp.	343		1,931
Toppan Printing Co. Ltd.	57		811
Toray Industries, Inc.	453		3,210
Toshiba Corp. *	75		2,239
Toyota Industries Corp.	10		501
Toyota Motor Corp.	361		21,171
Toyota Tsusho Corp.	23		834
Unicharm Corp.	23		635
United Urban Investment Corp., REIT	—	(c)	701
Yahoo Japan Corp.	165		513
Yamato Holdings Co. Ltd.	107		2,912
Yaskawa Electric Corp.	21		616

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
ZOZO, Inc.	19	458

		467,890

Luxembourg — 0.0% (a)
ArcelorMittal	97	2,419

Macau — 0.0% (a)
Sands China Ltd.	509	2,014
Wynn Macau Ltd.	316	659

		2,673

Netherlands — 2.1%
Akzo Nobel NV	107	8,962
ASML Holding NV	99	17,067
Heineken Holding NV	80	6,912
Heineken NV	89	8,046
ING Groep NV	570	6,747
Koninklijke Ahold Delhaize NV	414	9,470
Koninklijke Philips NV	165	6,158
NN Group NV	106	4,550
Royal Dutch Shell plc, Class A	901	28,707
Royal Dutch Shell plc, Class B	576	18,790
Wolters Kluwer NV	134	7,582

		122,991

New Zealand — 0.1%
Auckland International Airport Ltd.	268	1,224
Fletcher Building Ltd. *	239	947
Ryman Healthcare Ltd.	119	939
Spark New Zealand Ltd.	512	1,323

		4,433

Norway — 0.1%
Telenor ASA	374	6,856

Singapore — 0.4%
Ascendas, REIT	507	923
CapitaLand Ltd.	671	1,523
CapitaLand Mall Trust, REIT	379	577
ComfortDelGro Corp. Ltd.	390	635
DBS Group Holdings Ltd.	362	6,137
Genting Singapore Ltd.	771	491
Jardine Cycle & Carriage Ltd.	17	366
Keppel Corp. Ltd.	331	1,482
Oversea-Chinese Banking Corp. Ltd.	627	4,873
Singapore Exchange Ltd.	79	393
Singapore Press Holdings Ltd.	153	294
Singapore Telecommunications Ltd.	1,293	2,953

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
United Overseas Bank Ltd.	201	3,547
Wilmar International Ltd.	601	1,372

		25,566

Spain — 0.9%
Amadeus IT Group SA	97	7,803
Banco Santander SA	2,342	11,145
Iberdrola SA	1,891	13,378
Industria de Diseno Textil SA	117	3,288
Red Electrica Corp. SA	328	6,800
Repsol SA	397	7,086
Telefonica SA	386	3,170

		52,670

Sweden — 0.4%
Autoliv, Inc.	6	465
Lundin Petroleum AB	195	5,918
Sandvik AB	489	7,737
Svenska Handelsbanken AB, Class A	118	1,278
Volvo AB, Class B	423	6,322

		21,720

Switzerland — 3.0%
ABB Ltd. (Registered)	372	7,478
Cie Financiere Richemont SA (Registered)	82	6,000
Credit Suisse Group AG (Registered) *	907	11,863
Glencore plc *	3,250	13,225
Lonza Group AG (Registered) *	29	9,172
Nestle SA (Registered)	446	37,631
Novartis AG (Registered)	428	37,502
Partners Group Holding AG	4	2,752
Roche Holding AG	133	32,402
UBS Group AG (Registered) *	382	5,346
Zurich Insurance Group AG *	36	11,269

		174,640

United Kingdom — 5.1%
3i Group plc	712	7,972
AstraZeneca plc	211	16,108
Aviva plc	792	4,328
Beazley plc	674	4,527
BP plc	2,740	19,794
British American Tobacco plc	217	9,414
Bunzl plc	237	6,998
Burberry Group plc	215	4,981
Compass Group plc	410	8,063
DCC plc	74	6,317

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Diageo plc	494	17,077
GlaxoSmithKline plc	581	11,251
HSBC Holdings plc	3,384	27,851
Imperial Brands plc	404	13,676
InterContinental Hotels Group plc	95	4,997
Intertek Group plc	84	5,051
Johnson Matthey plc	116	4,385
Liberty Global plc, Class A *	12	297
Liberty Global plc, Class C *	61	1,522
Linde plc	53	8,765
Lloyds Banking Group plc	8,307	6,062
London Stock Exchange Group plc	172	9,484
National Grid plc	404	4,269
Prudential plc	735	14,710
Reckitt Benckiser Group plc	77	6,222
RELX plc	548	10,831
Standard Chartered plc	1,408	9,867
Taylor Wimpey plc	4,139	8,522
Tesco plc	3,629	9,882
Unilever NV, CVA	430	23,080
Unilever plc	143	7,577
Vodafone Group plc	2,881	5,418

		299,298

United States — 61.6%
3M Co.	13	2,496
Abbott Laboratories	93	6,433
AbbVie, Inc.	134	10,470
Accenture plc, Class A	128	20,100
Adobe, Inc. *	95	23,330
Advance Auto Parts, Inc.	23	3,711
Alexion Pharmaceuticals, Inc. *	82	9,164
Align Technology, Inc. *	11	2,424
Alleghany Corp.	1	721
Allegion plc	117	9,992
Allergan plc	76	12,068
Alliance Data Systems Corp.	31	6,338
Alnylam Pharmaceuticals, Inc. *	5	436
Alphabet, Inc., Class A *	45	48,781
Alphabet, Inc., Class C *	58	62,298
Altria Group, Inc.	223	14,472
Amazon.com, Inc. *	70	111,830
Ameren Corp.	180	11,627
American Express Co.	120	12,356
American Financial Group, Inc.	7	676

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
American International Group, Inc.	357	14,732
Amgen, Inc.	55	10,536
Analog Devices, Inc.	231	19,314
Antero Resources Corp. *	22	357
Anthem, Inc.	71	19,477
Apple, Inc.	762	166,701
Aptiv plc	88	6,734
Aramark	27	967
Arch Capital Group Ltd. *	23	656
Arista Networks, Inc. *	8	1,730
Arrow Electronics, Inc. *	14	953
AT&T, Inc.	517	15,876
Athene Holding Ltd., Class A *	14	631
Atmos Energy Corp.	8	724
Automatic Data Processing, Inc.	143	20,596
AutoZone, Inc. *	16	11,978
AvalonBay Communities, Inc., REIT	72	12,591
Avery Dennison Corp.	124	11,270
Axis Capital Holdings Ltd.	14	788
Ball Corp.	108	4,831
Bank of America Corp.	1,999	54,973
BB&T Corp.	161	7,924
Becton Dickinson and Co.	77	17,799
Berkshire Hathaway, Inc., Class B *	182	37,322
Best Buy Co., Inc.	216	15,127
Biogen, Inc. *	32	9,637
BioMarin Pharmaceutical, Inc. *	24	2,217
BlackRock, Inc.	41	17,033
Boeing Co. (The)	60	21,316
Booking Holdings, Inc. *	7	13,516
BorgWarner, Inc.	35	1,372
Boston Scientific Corp. *	696	25,156
Bristol-Myers Squibb Co.	225	11,390
Broadcom, Inc.	100	22,233
Broadridge Financial Solutions, Inc.	18	2,153
CA, Inc.	50	2,212
Camden Property Trust, REIT	11	1,036
Capital One Financial Corp.	242	21,648
Caterpillar, Inc.	156	18,955
CBRE Group, Inc., Class A *	23	912
CDK Global, Inc.	21	1,175
CDW Corp.	23	2,034
Celanese Corp.	131	12,657
Celgene Corp. *	128	9,173
Centene Corp. *	25	3,216

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Charles Schwab Corp. (The)	181	8,368
Charter Communications, Inc., Class A *	78	24,868
Cheniere Energy, Inc. *	17	1,028
Chevron Corp.	287	32,057
Chubb Ltd.	71	8,903
Cigna Corp.	115	24,522
Cisco Systems, Inc.	354	16,175
Citigroup, Inc.	580	37,957
Citizens Financial Group, Inc.	284	10,625
CME Group, Inc.	90	16,407
Coca-Cola Co. (The)	852	40,773
Cognex Corp.	11	474
Colgate-Palmolive Co.	126	7,527
Comcast Corp., Class A	1,024	39,064
CommScope Holding Co., Inc. *	28	677
Concho Resources, Inc. *	113	15,766
Constellation Brands, Inc., Class A	19	3,752
Corning, Inc.	35	1,104
CoStar Group, Inc. *	2	875
Crown Holdings, Inc. *	21	896
Cummins, Inc.	85	11,668
CVS Health Corp.	258	18,698
Danaher Corp.	94	9,386
Deere & Co.	98	13,246
Dell Technologies, Inc., Class V *	23	2,083
Delta Air Lines, Inc.	222	12,137
Diamondback Energy, Inc.	143	16,100
Digital Realty Trust, Inc., REIT	45	4,635
Discovery, Inc., Class A *	47	1,516
DISH Network Corp., Class A *	197	6,054
Dollar General Corp.	133	14,780
Dollar Tree, Inc. *	33	2,795
DowDuPont, Inc.	546	29,461
Duke Realty Corp., REIT	60	1,655
E *TRADE Financial Corp.	38	1,886
East West Bancorp, Inc.	24	1,237
Eastman Chemical Co.	182	14,250
Eaton Corp. plc	290	20,813
Electronic Arts, Inc. *	135	12,317
Eli Lilly & Co.	213	23,144
Energizer Holdings, Inc.	106	6,254
EOG Resources, Inc.	242	25,456
Equinix, Inc., REIT	16	6,180
Equity Residential, REIT	124	8,073
Essex Property Trust, Inc., REIT	10	2,578

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Estee Lauder Cos., Inc. (The), Class A	96	13,200
Everest Re Group Ltd.	7	1,595
Exelon Corp.	437	19,142
Expedia Group, Inc.	102	12,780
Exxon Mobil Corp.	403	32,078
Facebook, Inc., Class A *	254	38,576
Fastenal Co.	69	3,548
Federal Realty Investment Trust, REIT	67	8,362
Ferguson plc	100	6,754
Fidelity National Financial, Inc.	18	594
Fidelity National Information Services, Inc.	108	11,256
First Data Corp., Class A *	203	3,800
FleetCor Technologies, Inc. *	8	1,526
Flex Ltd. *	40	313
Freeport-McMoRan, Inc.	214	2,490
General Dynamics Corp.	111	19,206
General Motors Co.	57	2,096
Gilead Sciences, Inc.	194	13,230
Goldman Sachs Group, Inc. (The)	50	11,306
Hartford Financial Services Group, Inc. (The)	257	11,686
HD Supply Holdings, Inc. *	18	674
Hewlett Packard Enterprise Co.	366	5,580
Hilton Worldwide Holdings, Inc.	192	13,654
HollyFrontier Corp.	27	1,830
Hologic, Inc. *	28	1,101
Home Depot, Inc. (The)	255	44,912
Honeywell International, Inc.	223	32,269
HP, Inc.	645	15,573
Huntington Bancshares, Inc.	575	8,243
IAC/InterActiveCorp *	6	1,132
IDEX Corp.	5	680
Illumina, Inc. *	21	6,547
Ingersoll-Rand plc	206	19,738
Ingredion, Inc.	10	999
Intel Corp.	337	15,799
Intercontinental Exchange, Inc.	86	6,617
International Business Machines Corp.	55	6,373
Intuit, Inc.	35	7,438
Intuitive Surgical, Inc. *	17	8,881
Invitation Homes, Inc., REIT	30	658
JM Smucker Co. (The)	17	1,804
Johnson & Johnson	365	51,090
Jones Lang LaSalle, Inc.	6	783
KeyCorp	643	11,682
Kimberly-Clark Corp.	18	1,915

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued
Kraft Heinz Co. (The)	93		5,129
Las Vegas Sands Corp.	51		2,587
Lear Corp.	7		948
Leidos Holdings, Inc.	11		721
Lennar Corp., Class A	189		8,103
Lennox International, Inc.	5		1,114
Liberty Broadband Corp., Class C *	17		1,397
Liberty Media Corp.-Liberty Formula One, Class C *	10		338
Liberty Media Corp.-Liberty SiriusXM, Class A *	17		711
Liberty Property Trust, REIT	21		875
Lincoln National Corp.	199		11,965
Live Nation Entertainment, Inc. *	8		431
Lowe’s Cos., Inc.	147		14,013
Lululemon Athletica, Inc. *	9		1,261
ManpowerGroup, Inc.	11		849
Marathon Petroleum Corp.	331		23,297
Markel Corp. *	1		1,017
Marvell Technology Group Ltd.	63		1,040
Masco Corp.	289		8,672
Mastercard, Inc., Class A	175		34,557
Maxim Integrated Products, Inc.	41		2,043
McDonald’s Corp.	51		8,955
Medtronic plc	321		28,876
Merck & Co., Inc.	489		36,003
MetLife, Inc.	285		11,748
Microchip Technology, Inc.	174		11,446
Micron Technology, Inc. *	174		6,545
Microsoft Corp.	1,268		135,388
Molson Coors Brewing Co., Class B	133		8,539
Mondelez International, Inc., Class A	629		26,400
Morgan Stanley	534		24,388
Motorola Solutions, Inc.	10		1,186
National Retail Properties, Inc., REIT	21		983
Nektar Therapeutics *	26		1,011
Netflix, Inc. *	93		28,066
Newmont Mining Corp.	28		878
NextEra Energy, Inc.	171		29,495
NIKE, Inc., Class B	81		6,078
Norfolk Southern Corp.	148		24,836
Northrop Grumman Corp.	32		8,346
Nucor Corp.	49		2,915
NVIDIA Corp.	139		29,261
NVR, Inc. *	—	(c)	448
Occidental Petroleum Corp.	351		23,544
ONEOK, Inc.	136		8,895
Oracle Corp.	465		22,711

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
O’Reilly Automotive, Inc. *	64	20,384
Owens Corning	16	754
PACCAR, Inc.	175	10,030
Palo Alto Networks, Inc. *	12	2,154
Parker-Hannifin Corp.	21	3,154
Parsley Energy, Inc., Class A *	238	5,584
PayPal Holdings, Inc. *	330	27,755
PepsiCo, Inc.	268	30,163
Pfizer, Inc.	1,148	49,445
Philip Morris International, Inc.	331	29,132
Pioneer Natural Resources Co.	131	19,264
Principal Financial Group, Inc.	129	6,079
Procter & Gamble Co. (The)	175	15,558
Prologis, Inc., REIT	223	14,388
Prudential Financial, Inc.	139	13,033
Public Service Enterprise Group, Inc.	173	9,249
PVH Corp.	87	10,486
Qurate Retail, Inc. *	29	631
Raymond James Financial, Inc.	12	952
Regions Financial Corp.	324	5,490
Reinsurance Group of America, Inc.	10	1,388
Resideo Technologies, Inc. *	38	801
Robert Half International, Inc.	19	1,160
Ross Stores, Inc.	188	18,638
Royal Caribbean Cruises Ltd.	32	3,397
Sabre Corp.	24	581
salesforce.com, Inc. *	238	32,652
Sempra Energy	127	13,951
ServiceNow, Inc. *	26	4,751
Sherwin-Williams Co. (The)	11	4,261
Shire plc	79	4,758
Sirius XM Holdings, Inc.	276	1,659
Snap-on, Inc.	82	12,562
Spirit AeroSystems Holdings, Inc., Class A	8	702
Splunk, Inc. *	9	883
Square, Inc., Class A *	39	2,836
Stanley Black & Decker, Inc.	136	15,882
State Street Corp.	17	1,196
Steel Dynamics, Inc.	16	645
SunTrust Banks, Inc.	325	20,368
T. Rowe Price Group, Inc.	104	10,093
TD Ameritrade Holding Corp.	36	1,865
TE Connectivity Ltd.	120	9,029
Teleflex, Inc.	3	727
Tesla, Inc. *	16	5,525

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Texas Instruments, Inc.	299	27,778
Thermo Fisher Scientific, Inc.	77	17,972
TJX Cos., Inc. (The)	99	10,879
T-Mobile US, Inc. *	220	15,088
Toll Brothers, Inc.	26	887
Trimble, Inc. *	17	646
Tyson Foods, Inc., Class A	47	2,804
UGI Corp.	14	760
Union Pacific Corp.	233	34,082
United Continental Holdings, Inc. *	9	751
United Rentals, Inc. *	12	1,432
United Technologies Corp.	184	22,909
UnitedHealth Group, Inc.	215	56,317
Universal Health Services, Inc., Class B	86	10,474
Unum Group	16	592
Vail Resorts, Inc.	3	789
Ventas, Inc., REIT	145	8,418
VEREIT, Inc., REIT	183	1,344
Verizon Communications, Inc.	618	35,307
Vertex Pharmaceuticals, Inc. *	82	13,938
Visa, Inc., Class A	327	45,099
VMware, Inc., Class A *	6	843
Vornado Realty Trust, REIT	107	7,301
Voya Financial, Inc.	29	1,269
Walmart, Inc.	64	6,457
Walt Disney Co. (The)	351	40,342
Waste Connections, Inc.	42	3,209
WEC Energy Group, Inc.	135	9,214
Wells Fargo & Co.	762	40,549
WestRock Co.	73	3,125
Weyerhaeuser Co., REIT	69	1,836
Workday, Inc., Class A *	62	8,209
Worldpay, Inc. *	46	4,264
Xcel Energy, Inc.	345	16,910
XPO Logistics, Inc. *	10	909
Yum! Brands, Inc.	168	15,181
Zimmer Biomet Holdings, Inc.	139	15,782
Zoetis, Inc.	30	2,664

		3,599,415

Total Common Stocks (Cost $4,557,709)		5,749,817

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (a)
Spain — 0.0% (a)
Banco Santander SA, expiring 11/16/2018 * (Cost $104)	2,666	104

Total Investments — 98.3% (Cost $4,557,813)		5,749,921
Other Assets Less Liabilities — 1.7%		97,055

NET ASSETS — 100.0%		5,846,976

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.2%
Pharmaceuticals	6.4
Oil, Gas & Consumable Fuels	6.2
Software	4.7
IT Services	3.7
Insurance	3.7
Technology Hardware, Storage & Peripherals	3.4
Semiconductors & Semiconductor Equipment	2.9
Capital Markets	2.9
Interactive Media & Services	2.6
Specialty Retail	2.6
Machinery	2.6
Chemicals	2.5
Internet & Direct Marketing Retail	2.5
Beverages	2.5
Health Care Providers & Services	2.4
Health Care Equipment & Supplies	2.3
Electric Utilities	1.9
Equity Real Estate Investment Trusts (REITs)	1.9
Diversified Telecommunication Services	1.8
Aerospace & Defense	1.7
Biotechnology	1.6
Entertainment	1.6
Road & Rail	1.6
Food Products	1.6
Media	1.5
Metals & Mining	1.4
Automobiles	1.4
Hotels, Restaurants & Leisure	1.3
Tobacco	1.2

INDUSTRY	PERCENTAGE
Industrial Conglomerates	1.2%
Textiles, Apparel & Luxury Goods	1.2
Electrical Equipment	1.1
Personal Products	1.1
Multi-Utilities	1.0
Others (each less than 1.0%)	11.8

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than one thousand.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	321	12/2018	EUR	11,569	175
FTSE 100 Index	96	12/2018	GBP	8,695	169
S&P 500 E-Mini Index	394	12/2018	USD	53,391	(330)
TOPIX Index	205	12/2018	JPY	29,750	914

					928

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 97.3%
Australia — 1.7%
BHP Billiton plc	3		68

Austria — 2.4%
Erste Group Bank AG *	2		96

Canada — 2.2%
Toronto-Dominion Bank (The)	2		86

China — 5.0%
Ping An Insurance Group Co. of China Ltd., Class H	9		80
Tencent Holdings Ltd.	3		117

			197

France — 4.2%
Airbus SE	1		74
Safran SA	1		92

			166

Germany — 1.3%
Delivery Hero SE * (a)	1		50

Hong Kong — 1.7%
AIA Group Ltd.	9		68

India — 3.7%
HDFC Bank Ltd., ADR	2		146

Indonesia — 1.8%
Telekomunikasi Indonesia Persero Tbk. PT	282		71

Japan — 4.9%
Keyence Corp.	—	(b)	98
SMC Corp.	—	(b)	95

			193

Singapore — 1.7%
DBS Group Holdings Ltd.	4		66

Spain — 1.6%
Industria de Diseno Textil SA	2		65

Switzerland — 7.0%
Nestle SA (Registered)	2		133
Novartis AG (Registered)	2		147

			280

United Kingdom — 4.0%
GlaxoSmithKline plc	5		97
Linde plc	—	(b)	64

			161

United States — 54.1%
Activision Blizzard, Inc.	1		64
Alphabet, Inc., Class C *	—	(b)	192

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued
Amazon.com, Inc. *	—	(b)	110
BioMarin Pharmaceutical, Inc. *	1		61
Coca-Cola Co. (The)	3		126
Cognizant Technology Solutions Corp., Class A	1		80
Comcast Corp., Class A	2		81
DowDuPont, Inc.	1		78
Exxon Mobil Corp.	1		114
First Republic Bank	1		102
Microsoft Corp.	1		150
NIKE, Inc., Class B	1		79
Northern Trust Corp.	1		82
NVIDIA Corp.	—	(b)	55
Parsley Energy, Inc., Class A *	2		50
Pioneer Natural Resources Co.	1		76
Raytheon Co.	—	(b)	82
ServiceNow, Inc. *	—	(b)	46
Stanley Black & Decker, Inc.	1		65
Twenty-First Century Fox, Inc., Class A	1		32
Union Pacific Corp.	—	(b)	60
UnitedHealth Group, Inc.	1		132
Universal Display Corp.	1		63
Visa, Inc., Class A	1		85
Willis Towers Watson plc	1		84

			2,149

Total Common Stocks (Cost $3,786)			3,862

Total Investments — 97.3% (Cost $3,786)			3,862
Other Assets Less Liabilities — 2.7%			107

NET ASSETS — 100.0%			3,969

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.9%
Interactive Media & Services	8.0
Aerospace & Defense	6.4
Pharmaceuticals	6.3
Oil, Gas & Consumable Fuels	6.2
Insurance	6.0
Software	5.1
IT Services	4.3
Machinery	4.2
Internet & Direct Marketing Retail	4.1
Chemicals	3.7
Food Products	3.4
Health Care Providers & Services	3.4
Beverages	3.3
Semiconductors & Semiconductor Equipment	3.1
Electronic Equipment, Instruments & Components	2.5
Entertainment	2.5
Capital Markets	2.1
Media	2.1
Textiles, Apparel & Luxury Goods	2.0
Diversified Telecommunication Services	1.8
Metals & Mining	1.8
Specialty Retail	1.7
Biotechnology	1.6
Road & Rail	1.5

Abbreviations

ADR	American Depositary Receipt

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%
Australia — 7.2%
Aristocrat Leisure Ltd.	920	17,336
BlueScope Steel Ltd.	2,106	21,589
CIMIC Group Ltd.	352	11,810
Computershare Ltd.	1,348	18,930
Macquarie Group Ltd.	436	36,379
Metcash Ltd.	3,184	6,223
Nine Entertainment Co. Holdings Ltd.	2,958	3,552
Qantas Airways Ltd.	5,455	21,176
Regis Resources Ltd.	1,969	5,907
Rio Tinto plc	953	46,274
South32 Ltd.	12,174	31,400
St Barbara Ltd.	1,789	5,280
Whitehaven Coal Ltd.	5,495	18,982

		244,838

Austria — 0.8%
OMV AG	413	22,942
Verbund AG	95	3,844

		26,786

Belgium — 2.2%
Ageas	586	29,335
KBC Group NV	298	20,568
UCB SA	309	25,940

		75,843

China — 0.6%
BOC Hong Kong Holdings Ltd.	5,880	22,011

Denmark — 2.4%
Dfds A/S	112	4,782
Jyske Bank A/S (Registered)	228	9,312
Novo Nordisk A/S, Class B	983	42,442
Royal Unibrew A/S	168	11,900
Topdanmark A/S	140	6,651
William Demant Holding A/S *	205	6,747

		81,834

Finland — 2.8%
Neste OYJ	410	33,683
Sampo OYJ, Class A	269	12,385
Stora Enso OYJ, Class R	1,095	16,455
UPM-Kymmene OYJ	977	31,422

		93,945

France — 7.1%
Arkema SA	107	11,195
Capgemini SE	269	32,902

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
Cie Plastic Omnium SA	75	2,086
Dassault Aviation SA	7	11,567
Eiffage SA	212	20,695
Faurecia SA	177	8,594
Kering SA	78	34,649
L’Oreal SA	88	19,812
Peugeot SA	1,179	28,031
Sanofi	76	6,777
Sopra Steria Group	19	2,083
Thales SA	228	29,159
TOTAL SA	230	13,511
Vinci SA	225	20,017

		241,078

Germany — 6.0%
Aareal Bank AG	317	11,795
Allianz SE (Registered)	238	49,599
Aroundtown SA	1,003	8,310
CANCOM SE	216	8,805
Covestro AG (a)	351	22,629
Deutsche Lufthansa AG (Registered)	780	15,648
Evonik Industries AG	334	10,343
Gerresheimer AG	49	3,474
Hannover Rueck SE	17	2,307
HUGO BOSS AG	248	17,747
Jenoptik AG	191	5,775
RWE AG	1,203	23,402
Siltronic AG	175	16,006
Software AG	150	6,722
Stabilus SA	37	2,450

		205,012

Hong Kong — 1.5%
CLP Holdings Ltd.	2,522	28,255
Hang Seng Bank Ltd.	822	19,272
Kerry Properties Ltd.	883	2,778

		50,305

Ireland — 0.6%
AerCap Holdings NV *	444	22,217

Israel — 0.4%
Israel Discount Bank Ltd., Class A	2,157	7,047
Plus500 Ltd.	430	7,426

		14,473

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Italy — 1.6%
A2A SpA	8,198	13,210
Eni SpA	2,028	36,022
ERG SpA	258	4,820

		54,052

Japan — 23.9%
Alfresa Holdings Corp.	260	6,929
Asahi Kasei Corp.	905	10,862
Astellas Pharma, Inc.	1,518	23,449
Bridgestone Corp.	426	16,442
Brother Industries Ltd.	672	12,304
Capcom Co. Ltd.	559	11,652
Central Japan Railway Co.	116	22,261
Cosmo Energy Holdings Co. Ltd.	139	5,109
FCC Co. Ltd.	72	1,786
Fuji Electric Co. Ltd.	389	11,862
FUJIFILM Holdings Corp.	461	19,947
Fujitsu Ltd.	238	14,492
Haseko Corp.	644	8,154
Hitachi Ltd.	681	20,831
Idemitsu Kosan Co. Ltd.	310	14,039
ITOCHU Corp.	1,232	22,845
Japan Aviation Electronics Industry Ltd.	208	2,754
JXTG Holdings, Inc.	2,975	20,099
Kaken Pharmaceutical Co. Ltd.	53	2,637
Kansai Electric Power Co., Inc. (The)	1,076	16,463
KDDI Corp.	966	23,377
KH Neochem Co. Ltd.	162	4,587
Kirin Holdings Co. Ltd.	869	20,725
Koito Manufacturing Co. Ltd.	206	9,783
K’s Holdings Corp.	512	6,471
Kumagai Gumi Co. Ltd.	83	2,178
Kyowa Exeo Corp.	205	5,512
Marubeni Corp.	2,411	19,553
Medipal Holdings Corp.	170	3,639
Mitsubishi Chemical Holdings Corp.	1,274	9,931
Mitsubishi Corp.	659	18,553
Mitsubishi Gas Chemical Co., Inc.	346	5,805
Mitsubishi UFJ Financial Group, Inc.	4,201	25,425
Mitsubishi UFJ Lease & Finance Co. Ltd.	880	4,524
Mitsui & Co. Ltd.	1,191	19,897
Nihon Unisys Ltd.	172	3,778
Nippon Telegraph & Telephone Corp.	491	20,228
Nomura Real Estate Holdings, Inc.	384	7,208
NTT DOCOMO, Inc.	919	22,790

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Oji Holdings Corp.	1,752	12,441
Open House Co. Ltd.	181	7,138
ORIX Corp.	1,048	17,065
Sankyu, Inc.	101	4,770
SBI Holdings, Inc.	355	9,268
Shimizu Corp.	1,462	11,866
Ship Healthcare Holdings, Inc.	62	2,249
Showa Shell Sekiyu KK	819	15,632
SoftBank Group Corp.	38	3,007
Sojitz Corp.	1,950	6,558
Sompo Holdings, Inc.	386	15,917
Sony Corp.	612	33,092
Sumitomo Bakelite Co. Ltd.	104	3,755
Sumitomo Corp.	1,150	17,440
Sumitomo Dainippon Pharma Co. Ltd.	245	5,119
Sumitomo Mitsui Financial Group, Inc.	675	26,285
Suzuki Motor Corp.	81	4,054
Taisei Corp.	374	16,008
Tokai Carbon Co. Ltd.	829	12,978
Tokai Tokyo Financial Holdings, Inc.	492	2,538
Tokuyama Corp.	242	5,416
Tokyo Electron Ltd.	63	8,502
Tokyu Fudosan Holdings Corp.	621	3,499
Toyota Boshoku Corp.	255	4,259
Toyota Motor Corp.	841	49,243
TS Tech Co. Ltd.	201	5,796
Ube Industries Ltd.	50	1,091
Unicharm Corp.	200	5,437
V Technology Co. Ltd.	21	2,761

		812,065

Luxembourg — 1.0%
ArcelorMittal	980	24,462
SES SA, FDR	405	8,713

		33,175

Macau — 0.7%
Sands China Ltd.	5,858	23,167

Netherlands — 6.7%
ABN AMRO Group NV, CVA (a)	1,029	25,243
ASR Nederland NV	632	28,705
Euronext NV (a)	206	12,646
EXOR NV	266	15,016
Flow Traders (a)	122	3,884
Intertrust NV (a)	152	2,456
Koninklijke Ahold Delhaize NV	1,534	35,104

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
NN Group NV	197	8,459
Royal Dutch Shell plc, Class B	1,986	64,766
Wolters Kluwer NV	532	30,170

		226,449

Norway — 3.1%
Austevoll Seafood ASA	287	4,616
DNB ASA	752	13,593
Leroy Seafood Group ASA	835	7,701
Marine Harvest ASA	1,470	35,578
Salmar ASA	306	16,150
Telenor ASA	1,593	29,208

		106,846

Portugal — 0.4%
Galp Energia SGPS SA	838	14,563

Russia — 0.2%
Evraz plc	1,217	8,431

Singapore — 2.7%
DBS Group Holdings Ltd.	2,011	34,125
Oversea-Chinese Banking Corp. Ltd.	4,044	31,413
United Overseas Bank Ltd.	1,504	26,588

		92,126

South Africa — 0.2%
Anglo American plc	315	6,723

Spain — 2.5%
ACS Actividades de Construccion y Servicios SA	687	25,706
Amadeus IT Group SA	246	19,770
Cia de Distribucion Integral Logista Holdings SA	102	2,457
Endesa SA	1,267	26,491
Repsol SA	623	11,141

		85,565

Sweden — 3.2%
Fabege AB	1,036	13,230
Hemfosa Fastigheter AB	104	1,289
Nolato AB, Class B	57	2,642
Sandvik AB	1,794	28,354
Swedish Match AB	618	31,497
Tele2 AB, Class B	728	8,266
Volvo AB, Class B	1,477	22,065

		107,343

Switzerland — 8.3%
Adecco Group AG (Registered)	338	16,555
Galenica AG *(a)	81	4,354

INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued
Georg Fischer AG (Registered)	11	10,253
Julius Baer Group Ltd. *	157	7,149
Logitech International SA (Registered)	495	18,336
Nestle SA (Registered)	415	35,015
Novartis AG (Registered)	884	77,454
Oriflame Holding AG	98	2,321
Partners Group Holding AG	39	27,568
Roche Holding AG	294	71,462
Sunrise Communications Group AG * (a)	94	8,246
Swatch Group AG (The)	16	5,258

		283,971

United Kingdom — 11.3%
3i Group plc	2,060	23,067
Ashtead Group plc	255	6,302
Barratt Developments plc	3,224	21,148
Berkeley Group Holdings plc	288	12,887
Bovis Homes Group plc	401	4,956
BP plc	577	4,167
Computacenter plc	180	2,529
Diageo plc	186	6,415
Fiat Chrysler Automobiles NV *	1,558	23,712
GlaxoSmithKline plc	2,547	49,339
Howden Joinery Group plc	1,384	8,289
HSBC Holdings plc	1,897	15,612
IG Group Holdings plc	590	4,559
Imperial Brands plc	318	10,756
International Consolidated Airlines Group SA	3,214	24,776
J D Wetherspoon plc	68	1,068
Legal & General Group plc	9,082	29,143
National Express Group plc	332	1,696
Next plc	397	26,372
Pearson plc	2,663	30,589
Persimmon plc	896	26,213
Redrow plc	2,216	14,964
Tesco plc	11,342	30,890
Unilever plc	107	5,646

		385,095

Total Common Stocks (Cost $3,384,062)		3,317,913

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (b) (c) (Cost $52,914)	52,914	52,914

Total Investments — 99.0% (Cost $3,436,976)		3,370,827
Other Assets Less Liabilities — 1.0%		32,429

NET ASSETS — 100.0%		3,403,256

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.2%
Banks	8.2
Oil, Gas & Consumable Fuels	8.1
Insurance	5.4
Metals & Mining	4.4
Trading Companies & Distributors	4.2
Capital Markets	3.8
Household Durables	3.6
Construction & Engineering	3.4
Automobiles	3.1
IT Services	3.1
Food Products	2.9
Chemicals	2.9
Electric Utilities	2.2
Food & Staples Retailing	2.1
Machinery	1.9
Airlines	1.8
Paper & Forest Products	1.8
Diversified Telecommunication Services	1.7
Textiles, Apparel & Luxury Goods	1.7
Wireless Telecommunication Services	1.7
Technology Hardware, Storage & Peripherals	1.5
Professional Services	1.5
Auto Components	1.4
Diversified Financial Services	1.3
Real Estate Management & Development	1.3
Media	1.3
Tobacco	1.3
Hotels, Restaurants & Leisure	1.2
Aerospace & Defense	1.2

INDUSTRY	PERCENTAGE
Beverages	1.2%
Multi-Utilities	1.1
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	5.9
Short-Term Investments	1.6

Abbreviations

CVA	Dutch Certification
FDR	Finnish Depository Receipt
OYJ	Public Limited Company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Advantage Fund

(formerly known as JPMorgan Intrepid International Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	343	12/2018	EUR	12,362	(516)
FTSE 100 Index	124	12/2018	GBP	11,230	(255)
TOPIX Index	24	12/2018	JPY	3,483	(81)

					(852)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.0%
Australia — 1.7%
BHP Billiton Ltd.	1,798	41,488
BHP Billiton plc	1,643	32,785

		74,273

Austria — 0.8%
ams AG *	336	13,089
Erste Group Bank AG *	558	22,705

		35,794

Brazil — 0.9%
Itau Unibanco Holding SA, ADR	2,804	36,923

China — 2.2%
China Overseas Land & Investment Ltd.	9,352	29,401
Ping An Insurance Group Co. of China Ltd., Class H	4,638	43,843
Tencent Holdings Ltd.	549	18,805

		92,049

Denmark — 1.3%
Novo Nordisk A/S, Class B	1,310	56,579

France — 14.4%
Accor SA	1,022	46,693
Airbus SE	451	49,806
AXA SA	1,494	37,389
BNP Paribas SA	893	46,515
Capgemini SE	293	35,718
EssilorLuxottica SA	275	37,512
Imerys SA	339	20,923
LVMH Moet Hennessy Louis Vuitton SE	200	60,713
Orange SA	3,810	59,461
Pernod Ricard SA	314	47,841
Safran SA	456	58,986
Schneider Electric SE	545	39,428
TOTAL SA	1,286	75,442

		616,427

Germany — 7.3%
Allianz SE (Registered)	332	69,139
Bayer AG (Registered)	589	45,122
Continental AG	288	47,377
Deutsche Boerse AG	271	34,248
Fresenius Medical Care AG & Co. KGaA	406	31,846
SAP SE	785	84,021

		311,753

Hong Kong — 2.9%
AIA Group Ltd.	11,439	87,017
CK Asset Holdings Ltd.	5,953	38,737

		125,754

INVESTMENTS	SHARES (000)	VALUE ($000)

India — 1.2%
HDFC Bank Ltd., ADR	594	52,825

Japan — 16.8%
Asahi Group Holdings Ltd.	1,023	44,956
Daikin Industries Ltd.	421	48,764
FANUC Corp.	277	48,154
Honda Motor Co. Ltd.	2,187	62,438
Keyence Corp.	106	51,978
Komatsu Ltd.	1,775	46,236
Kubota Corp.	3,787	59,783
Makita Corp.	1,073	37,086
Mitsui Fudosan Co. Ltd.	1,704	38,387
Nidec Corp.	347	44,622
Nitto Denko Corp.	426	26,627
Shin-Etsu Chemical Co. Ltd.	580	48,423
SMC Corp.	140	44,559
Sumitomo Mitsui Financial Group, Inc.	1,946	75,756
Tokyo Electron Ltd.	302	40,781

		718,550

Macau — 0.7%
Sands China Ltd.	7,362	29,112

Netherlands — 6.4%
ASML Holding NV	457	78,650
ING Groep NV	4,328	51,204
Royal Dutch Shell plc, Class A	4,503	143,457

		273,311

Singapore — 1.2%
DBS Group Holdings Ltd.	3,144	53,342

South Africa — 0.3%
Naspers Ltd., Class N	62	10,880

South Korea — 1.4%
Samsung Electronics Co. Ltd., GDR (a)	59	55,568
Samsung Electronics Co. Ltd., GDR (b)	3	2,415

		57,983

Spain — 1.1%
Industria de Diseno Textil SA	1,658	46,732

Sweden — 1.2%
Atlas Copco AB, Class A *	1,343	33,205
Epiroc AB, Class A *	1,814	15,927

		49,132

Switzerland — 13.7%
ABB Ltd. (Registered)	1,735	34,908
Cie Financiere Richemont SA (Registered)	723	52,825

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Switzerland — continued
Glencore plc *	11,359	46,227
LafargeHolcim Ltd. (Registered) *	386	17,784
LafargeHolcim Ltd. (Registered) *	374	17,326
Nestle SA (Registered)	1,757	148,365
Novartis AG (Registered)	1,367	119,730
Roche Holding AG	383	93,214
UBS Group AG (Registered) *	3,857	53,907

		584,286

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,045	39,802

United Kingdom — 18.6%
Aviva plc	8,285	45,278
British American Tobacco plc	1,269	55,017
Burberry Group plc	2,085	48,250
Diageo plc	2,283	78,935
GlaxoSmithKline plc	4,300	83,281
Linde plc	457	74,977
London Stock Exchange Group plc	584	32,187
Meggitt plc	3,878	26,237
Persimmon plc	843	24,665
Prudential plc	2,926	58,584
RELX plc	2,572	50,900
Standard Chartered plc	5,668	39,728
Unilever plc	1,885	99,838
Vodafone Group plc	20,074	37,750
WPP plc	3,272	37,029

		792,656

United States — 1.0%
Ferguson plc	604	40,690

Total Common Stocks (Cost $3,860,872)		4,098,853

Short-Term Investments — 3.9%
Investment Companies — 3.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (c) (d) (Cost $166,797)	166,797	166,797

Total Investments — 99.9% (Cost $4,027,669)		4,265,650
Other Assets Less Liabilities — 0.1%		3,444

NET ASSETS — 100.0%		4,269,094

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.3%
Banks	8.9
Insurance	8.0
Machinery	6.7
Oil, Gas & Consumable Fuels	5.1
Semiconductors & Semiconductor Equipment	4.0
Beverages	4.0
Textiles, Apparel & Luxury Goods	3.8
Chemicals	3.5
Food Products	3.5
Aerospace & Defense	3.2
Metals & Mining	2.8
Capital Markets	2.8
Electrical Equipment	2.8
Real Estate Management & Development	2.5
Personal Products	2.3
Software	2.0
Hotels, Restaurants & Leisure	1.8
Automobiles	1.5
Diversified Telecommunication Services	1.4
Technology Hardware, Storage & Peripherals	1.4
Construction Materials	1.3
Tobacco	1.3
Electronic Equipment, Instruments & Components	1.2
Professional Services	1.2
Building Products	1.1
Media	1.1
Auto Components	1.1
Specialty Retail	1.1
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	4.4
Short-Term Investments	3.9

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Australia — 6.9%
Australia & New Zealand Banking Group Ltd.	109	2,008
BHP Billiton plc	86	1,716
Goodman Group, REIT	122	894
Rio Tinto plc	77	3,723
Transurban Group	172	1,381

		9,722

Austria — 0.9%
Erste Group Bank AG *	33	1,331

Canada — 1.2%
TransCanada Corp.	44	1,650

China — 0.7%
China Construction Bank Corp., Class H	1,216	965

Denmark — 2.8%
Novo Nordisk A/S, Class B	92	3,980

Finland — 2.3%
Nordea Bank AB	267	2,317
UPM-Kymmene OYJ	27	872

		3,189

France — 13.8%
Accor SA	31	1,430
Airbus SE	22	2,411
BNP Paribas SA	39	2,035
Capgemini SE	9	1,102
Eutelsat Communications SA	27	549
LVMH Moet Hennessy Louis Vuitton SE	8	2,321
Orange SA	81	1,271
Renault SA	15	1,104
TOTAL SA	52	3,039
Unibail-Rodamco-Westfield, REIT	7	1,263
Vinci SA	34	3,070

		19,595

Germany — 5.7%
Allianz SE (Registered)	5	1,058
Daimler AG (Registered)	21	1,229
Deutsche Boerse AG	12	1,455
Deutsche Post AG (Registered)	49	1,562
Infineon Technologies AG	34	684
Volkswagen AG (Preference)	13	2,151

		8,139

Hong Kong — 1.1%
HKT Trust & HKT Ltd.	1,171	1,615

INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — 1.3%
Enel SpA	389	1,908

Japan — 17.3%
Amada Holdings Co. Ltd.	148	1,397
Bandai Namco Holdings, Inc.	35	1,231
Bridgestone Corp.	46	1,778
Japan Airlines Co. Ltd.	45	1,593
JXTG Holdings, Inc.	250	1,686
Marui Group Co. Ltd.	56	1,204
Mitsubishi Corp.	95	2,677
Mitsui & Co. Ltd.	74	1,230
Nippon Telegraph & Telephone Corp.	31	1,270
Sumitomo Mitsui Financial Group, Inc.	64	2,480
Sumitomo Mitsui Trust Holdings, Inc.	31	1,236
Tokio Marine Holdings, Inc.	55	2,601
Toyota Motor Corp.	44	2,601
Trend Micro, Inc.	25	1,433

		24,417

Macau — 0.5%
Sands China Ltd.	166	658

Netherlands — 6.9%
ASML Holding NV	8	1,322
Koninklijke Ahold Delhaize NV	97	2,214
NN Group NV	38	1,617
Royal Dutch Shell plc, Class A	146	4,659

		9,812

Norway — 1.2%
Telenor ASA	89	1,635

Singapore — 1.2%
DBS Group Holdings Ltd.	98	1,656

South Korea — 0.9%
Samsung Electronics Co. Ltd.	34	1,288

Spain — 1.2%
Iberdrola SA	246	1,741

Sweden — 1.0%
Svenska Handelsbanken AB, Class A	135	1,463

Switzerland — 12.3%
Glencore plc *	640	2,606
Nestle SA (Registered)	34	2,862
Novartis AG (Registered)	48	4,233
Roche Holding AG	15	3,606

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Switzerland — continued
Swiss Re AG	27	2,456
Zurich Insurance Group AG *	5	1,596

		17,359

Taiwan — 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	51	1,938

United Kingdom — 15.6%
3i Group plc	100	1,114
AstraZeneca plc	22	1,645
Aviva plc	148	807
Diageo plc	69	2,393
GlaxoSmithKline plc	132	2,548
HSBC Holdings plc	301	2,476
Imperial Brands plc	98	3,329
Prudential plc	92	1,852
Taylor Wimpey plc	1,027	2,114
Unilever NV, CVA	70	3,759

		22,037

United States — 2.1%
Carnival plc	20	1,067
Ferguson plc	28	1,868

		2,935

Total Common Stocks (Cost $140,870)		139,033

Total Investments — 98.3% (Cost $140,870)		139,033
Other Assets Less Liabilities — 1.7%		2,418

NET ASSETS — 100.0%		141,451

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.9%
Pharmaceuticals	11.5
Insurance	8.6
Oil, Gas & Consumable Fuels	7.9
Metals & Mining	5.8
Automobiles	5.1
Diversified Telecommunication Services	4.2
Trading Companies & Distributors	4.2
Semiconductors & Semiconductor Equipment	2.8
Personal Products	2.7
Electric Utilities	2.6
Tobacco	2.4
Hotels, Restaurants & Leisure	2.3
Construction & Engineering	2.2
Food Products	2.1
Capital Markets	1.9
Aerospace & Defense	1.7
Beverages	1.7
Textiles, Apparel & Luxury Goods	1.7
Food & Staples Retailing	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
Household Durables	1.5
Auto Components	1.3
Airlines	1.1
Air Freight & Logistics	1.1
Software	1.0
Machinery	1.0
Transportation Infrastructure	1.0
Others (each less than 1.0%)	4.5

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

Forward foreign currency exchange contracts outstanding as of October 31, 2018 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	210,482	USD	1,854	BNP Paribas	11/5/2018	12
JPY	1,209,687	USD	10,694	Standard Chartered Bank	11/5/2018	29
USD	578	AUD	810	Societe Generale	11/5/2018	5
USD	1,811	CAD	2,354	Merrill Lynch International	11/5/2018	22
USD	1,283	CHF	1,259	BNP Paribas	11/5/2018	33
USD	2,341	CHF	2,280	TD Bank Financial Group	11/5/2018	77
USD	1,081	DKK	6,964	Societe Generale	11/5/2018	23
USD	2,120	EUR	1,825	Citibank, NA	11/5/2018	52
USD	3,047	EUR	2,624	Goldman Sachs International	11/5/2018	74
USD	3,208	EUR	2,766	TD Bank Financial Group	11/5/2018	75
USD	2,248	GBP	1,722	Barclays Bank plc	11/5/2018	47
USD	12,211	GBP	9,340	Royal Bank of Canada	11/5/2018	271
USD	1,094	GBP	826	State Street Corp.	11/5/2018	38
USD	461	GBP	351	TD Bank Financial Group	11/5/2018	12
USD	516	JPY	58,034	Goldman Sachs International	11/5/2018	1
USD	1,734	JPY	193,526	Royal Bank of Canada	11/5/2018	18
USD	1,754	NOK	14,317	Merrill Lynch International	11/5/2018	55
HKD	15,830	USD	2,020	HSBC Bank, NA	12/5/2018	1
JPY	1,000,101	USD	8,860	Citibank, NA	12/5/2018	25
USD	1,509	CAD	1,980	Barclays Bank plc	12/5/2018	4
USD	1,884	CHF	1,890	TD Bank Financial Group	12/5/2018	2
USD	1,061	DKK	6,964	TD Bank Financial Group	12/5/2018	1
USD	632	EUR	556	Goldman Sachs International	12/5/2018	— (a)
USD	964	NOK	8,112	HSBC Bank, NA	12/5/2018	— (a)

Total unrealized appreciation						877

AUD	8,202	USD	5,916	HSBC Bank, NA	11/5/2018	(107)
AUD	445	USD	320	Standard Chartered Bank	11/5/2018	(5)
CAD	375	AUD	406	Goldman Sachs International	11/5/2018	(3)
CHF	1,649	USD	1,678	State Street Corp.	11/5/2018	(40)
EUR	1,268	USD	1,467	Barclays Bank plc	11/5/2018	(31)
EUR	3,060	USD	3,541	National Australia Bank Ltd.	11/5/2018	(74)
EUR	263	USD	305	Societe Generale	11/5/2018	(7)
EUR	2,068	USD	2,400	Union Bank of Switzerland AG	11/5/2018	(57)
GBP	458	JPY	67,439	Merrill Lynch International	11/5/2018	(12)
GBP	811	USD	1,070	Citibank, NA	11/5/2018	(34)
GBP	2,397	USD	3,126	National Australia Bank Ltd.	11/5/2018	(61)
GBP	921	USD	1,204	Royal Bank of Canada	11/5/2018	(26)
HKD	15,830	USD	2,026	BNP Paribas	11/5/2018	(8)
JPY	117,582	USD	1,049	Barclays Bank plc	11/5/2018	(7)
NOK	6,205	USD	758	State Street Corp.	11/5/2018	(22)
USD	1,923	JPY	218,650	Deutsche Bank AG	11/5/2018	(15)
AUD	7,431	USD	5,268	Barclays Bank plc	12/5/2018	(3)
USD	9,756	GBP	7,651	Merrill Lynch International	12/5/2018	(39)

Total unrealized depreciation						(551)

Net unrealized appreciation						326

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro

GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — 98.1%
Australia — 6.0%
Australia & New Zealand Banking Group Ltd.	2,621	48,239
BHP Billiton Ltd.	2,683	61,903
Commonwealth Bank of Australia	163	8,012
CSL Ltd.	141	18,848
Dexus, REIT	3,421	24,721
Goodman Group, REIT	3,852	28,313
Macquarie Group Ltd.	45	3,771
National Australia Bank Ltd.	265	4,752
Rio Tinto Ltd.	782	42,572
Rio Tinto plc	187	9,065
Wesfarmers Ltd.	782	25,906
Westpac Banking Corp.	425	8,064

		284,166

Austria — 0.4%
Erste Group Bank AG *	445	18,105
IMMOFINANZ AG *	1	34

		18,139

Belgium — 1.2%
Anheuser-Busch InBev SA/NV	797	58,983

Denmark — 1.6%
Chr Hansen Holding A/S	220	22,191
Novo Nordisk A/S, Class B	1,274	55,029

		77,220

Finland — 1.6%
Cargotec OYJ, Class B	343	14,261
Nokia OYJ	3,506	19,802
Outokumpu OYJ	4,198	17,596
Wartsila OYJ Abp	1,283	21,833

		73,492

France — 12.7%
Air Liquide SA	538	65,019
Airbus SE	364	40,216
Alstom SA *	793	34,619
AXA SA	1,271	31,806
BNP Paribas SA	983	51,241
Capgemini SE	227	27,741
JCDecaux SA	718	23,559
Pernod Ricard SA	290	44,242
Renault SA	490	36,587
Sanofi	756	67,588
Schneider Electric SE	643	46,519
Sodexo SA	374	38,190

INVESTMENTS	SHARES (000)	VALUE (000)

France — continued
TOTAL SA	1,340	78,626
Vinci SA	104	9,247

		595,200

Germany — 9.0%
adidas AG	113	26,522
Allianz SE (Registered)	40	8,339
BASF SE	188	14,411
Bayer AG (Registered)	348	26,657
Brenntag AG	571	29,836
Daimler AG (Registered)	853	50,526
Deutsche Bank AG (Registered)	705	6,894
Deutsche Boerse AG	218	27,579
Deutsche Post AG (Registered)	797	25,170
Deutsche Telekom AG (Registered)	2,096	34,382
Henkel AG & Co. KGaA (Preference)	288	31,426
Infineon Technologies AG	1,047	20,969
RWE AG	883	17,170
SAP SE	683	73,153
Siemens AG (Registered)	246	28,301

		421,335

Hong Kong — 2.7%
AIA Group Ltd.	6,057	46,079
CK Asset Holdings Ltd.	2,796	18,193
CK Hutchison Holdings Ltd.	2,765	27,846
Hong Kong Exchanges & Clearing Ltd.	1,342	35,736
I-CABLE Communications Ltd. *	254	4

		127,858

Ireland — 1.0%
CRH plc	562	16,774
Ryanair Holdings plc, ADR *	375	31,028

		47,802

Israel — 0.2%
Teva Pharmaceutical Industries Ltd., ADR	601	12,001

Italy — 2.1%
Assicurazioni Generali SpA	1,882	30,373
Enel SpA	10,115	49,596
Telecom Italia SpA *	23,225	13,660
UniCredit SpA	278	3,555

		97,184

Japan — 23.7%
Asahi Group Holdings Ltd.	390	17,130
Bridgestone Corp.	1,087	41,895

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued
Japan — continued
Central Japan Railway Co.	132	25,236
Daicel Corp.	2,555	27,034
Daikin Industries Ltd.	394	45,622
DMG Mori Co. Ltd.	1,837	26,507
Electric Power Development Co. Ltd.	316	8,601
Hitachi Ltd.	416	12,711
Honda Motor Co. Ltd.	1,552	44,314
Japan Airlines Co. Ltd.	623	22,104
Japan Tobacco, Inc.	1,060	27,240
Kao Corp.	558	37,093
Keyence Corp.	17	8,158
Kyowa Hakko Kirin Co. Ltd.	632	12,236
Kyushu Electric Power Co., Inc.	820	9,520
Mabuchi Motor Co. Ltd.	837	29,784
Marui Group Co. Ltd.	1,015	21,853
Mitsubishi Corp.	1,518	42,733
Mitsubishi UFJ Financial Group, Inc.	8,125	49,175
Mitsui Fudosan Co. Ltd.	643	14,480
NGK Spark Plug Co. Ltd.	1,026	20,769
Nintendo Co. Ltd.	82	25,632
Nippon Telegraph & Telephone Corp.	689	28,413
Nomura Research Institute Ltd.	433	19,196
Olympus Corp.	157	5,246
Otsuka Corp.	634	21,032
Otsuka Holdings Co. Ltd.	801	38,291
Panasonic Corp.	2,485	26,663
Renesas Electronics Corp. *	4,129	21,752
Seven & i Holdings Co. Ltd.	1,096	47,457
Sony Corp.	383	20,704
Sumitomo Electric Industries Ltd.	1,715	23,386
Sumitomo Mitsui Financial Group, Inc.	1,054	41,038
T&D Holdings, Inc.	2,038	32,585
Tokio Marine Holdings, Inc.	742	34,934
Tokyo Gas Co. Ltd.	526	12,928
Tokyu Corp.	2,047	33,822
Toray Industries, Inc.	3,723	26,410
Toyota Motor Corp.	1,173	68,734
West Japan Railway Co.	210	14,104
Yamato Holdings Co. Ltd.	996	27,234

		1,113,756

Luxembourg — 0.5%
ArcelorMittal	870	21,719

Malta — 0.0% (a)
BGP Holdings Beneficial * ‡	449	—	(b)

INVESTMENTS	SHARES (000)	VALUE (000)

Netherlands — 5.7%
Akzo Nobel NV	424	35,560
ASML Holding NV	218	37,608
Heineken NV	179	16,096
ING Groep NV	2,901	34,323
Koninklijke Philips NV	330	12,310
Royal Dutch Shell plc, Class A	1,767	56,286
Royal Dutch Shell plc, Class B	2,276	74,226

		266,409

Singapore — 1.0%
DBS Group Holdings Ltd.	2,344	39,777
United Overseas Bank Ltd.	471	8,328

		48,105

Spain — 3.5%
Banco Santander SA	4,635	22,052
Bankia SA	7,277	22,858
Iberdrola SA	8,556	60,539
Industria de Diseno Textil SA	1,526	43,020
Telefonica SA	2,155	17,674

		166,143

Sweden — 1.3%
Lundin Petroleum AB	738	22,450
Svenska Handelsbanken AB, Class A	3,722	40,463

		62,913

Switzerland — 9.6%
Cie Financiere Richemont SA (Registered)	487	35,577
Credit Suisse Group AG (Registered) *	2,545	33,278
LafargeHolcim Ltd. (Registered) *	803	37,179
Nestle SA (Registered)	1,292	109,071
Novartis AG (Registered)	724	63,401
Roche Holding AG	405	98,596
Swiss Re AG	363	32,710
UBS Group AG (Registered) *	1,877	26,233
Zurich Insurance Group AG *	48	14,959

		451,004

United Kingdom — 13.4%
3i Group plc	3,022	33,833
AstraZeneca plc	226	17,307
Aviva plc	4,638	25,345
Barratt Developments plc	2,867	18,803
BP plc	6,500	46,953
British American Tobacco plc	1,508	65,364
Burberry Group plc	1,114	25,769
Diageo plc	171	5,896
Dixons Carphone plc	7,467	16,143

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued
United Kingdom — continued
GlaxoSmithKline plc		2,605	50,455
HSBC Holdings plc		5,101	41,980
InterContinental Hotels Group plc		457	23,969
ITV plc		14,145	26,851
Linde plc		37	6,067
Lloyds Banking Group plc		23,155	16,897
Prudential plc		2,395	47,958
Standard Chartered plc		5,502	38,561
Taylor Wimpey plc		7,553	15,551
Unilever NV, CVA		942	50,613
Vodafone Group plc		22,885	43,036
Whitbread plc		201	11,295

			628,646

United States — 0.9%
Ferguson plc		601	40,526

Total Common Stocks (Cost $4,871,588)			4,612,601

	NO. OF RIGHTS (000)
Rights — 0.0% (a)
Spain — 0.0% (a)
Banco Santander SA, expiring 11/6/2018 * (Cost $181)		4,635	180

	PRINCIPAL AMOUNT (000)
Corporate Bonds — 0.0% (a)
Brazil — 0.0% (a)
Vale SA
Series A6, 0.00%, ‡ (c) (d) (e) (Cost $—)	BRL	11	—	(b)

	SHARES (000)
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (f) (g) (Cost $56,728)		56,728	56,728

Total Investments — 99.3% (Cost $4,928,497)			4,669,509
Other Assets Less Liabilities — 0.7%			31,109

NET ASSETS — 100.0%			4,700,618

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.7%
Pharmaceuticals	9.5
Insurance	6.5
Oil, Gas & Consumable Fuels	6.0
Automobiles	4.3
Chemicals	4.2
Capital Markets	3.6
Metals & Mining	3.3
Beverages	3.0
Electric Utilities	2.6
Trading Companies & Distributors	2.4
Food Products	2.3
Machinery	2.1
Diversified Telecommunication Services	2.0
Tobacco	2.0
Textiles, Apparel & Luxury Goods	1.9
Personal Products	1.9
Auto Components	1.8
Household Durables	1.7
Semiconductors & Semiconductor Equipment	1.7
Electrical Equipment	1.6
Hotels, Restaurants & Leisure	1.6
Food & Staples Retailing	1.6
Road & Rail	1.6
Software	1.6
IT Services	1.4
Specialty Retail	1.3
Industrial Conglomerates	1.2
Construction Materials	1.1
Airlines	1.1
Equity Real Estate Investment Trusts (REITs)	1.1
Air Freight & Logistics	1.1
Media	1.1
Building Products	1.0
Others (each less than 1.0%)	6.9
Short-Term Investments	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Abbreviations

ADR	American Depositary Receipt
BRL	Brazilian Real
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Amount rounds to less than one thousand.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2018.
(d)	Defaulted security.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	811	12/2018	EUR	29,229	(1,233)
FTSE 100 Index	214	12/2018	GBP	19,382	(397)
TOPIX Index	155	12/2018	JPY	22,494	(521)

					(2,151)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.0%
Australia — 2.2%
BHP Billiton plc	527	10,515

Austria — 1.6%
Erste Group Bank AG *	188	7,661

Brazil — 1.6%
Itau Unibanco Holding SA (Preference)	590	7,795

Canada — 6.0%
Alimentation Couche-Tard, Inc., Class B	238	11,386
Canadian National Railway Co.	116	9,881
Toronto-Dominion Bank (The)	131	7,241

		28,508

China — 7.6%
China Overseas Land & Investment Ltd.	1,576	4,954
Ping An Insurance Group Co. of China Ltd., Class H	1,827	17,268
Tencent Holdings Ltd.	403	13,810

		36,032

Denmark — 2.0%
Novo Nordisk A/S, Class B	215	9,280

France — 6.0%
Accor SA	152	6,958
Airbus SE	35	3,900
LVMH Moet Hennessy Louis Vuitton SE	37	11,263
Safran SA	50	6,405

		28,526

Germany — 11.5%
Bayer AG (Registered)	109	8,393
Continental AG	59	9,793
Delivery Hero SE * (a)	169	6,790
Deutsche Boerse AG	78	9,899
SAP SE	136	14,600
Zalando SE * (a)	135	5,223

		54,698

Hong Kong — 4.7%
AIA Group Ltd.	2,141	16,283
CK Asset Holdings Ltd.	910	5,919

		22,202

India — 3.6%
HDFC Bank Ltd., ADR	192	17,093

Indonesia — 2.1%
Bank Central Asia Tbk. PT	6,262	9,751

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — 8.7%
FANUC Corp.	48		8,264
Keyence Corp.	15		7,181
Komatsu Ltd.	281		7,316
Shin-Etsu Chemical Co. Ltd.	117		9,793
SMC Corp.	28		8,988

			41,542

Netherlands — 9.7%
ASML Holding NV	54		9,288
ING Groep NV	875		10,357
NN Group NV	233		10,004
Royal Dutch Shell plc, Class A	521		16,544

			46,193

South Korea — 1.5%
Samsung Electronics Co. Ltd., GDR (a)	7		6,864
Samsung Electronics Co. Ltd., GDR (b)	—	(c)	308

			7,172

Switzerland — 7.5%
Glencore plc *	1,245		5,065
Nestle SA (Registered)	211		17,816
Novartis AG (Registered)	147		12,845

			35,726

United Kingdom — 21.5%
AstraZeneca plc	95		7,286
Aviva plc	1,882		10,286
Burberry Group plc	381		8,818
Diageo plc	367		12,702
GlaxoSmithKline plc	629		12,188
Linde plc	57		9,334
RELX plc	503		9,950
Smith & Nephew plc	594		9,651
Unilever NV, CVA	311		16,702
WPP plc	445		5,035

			101,952

United States — 2.2%
Ferguson plc	153		10,348

Total Common Stocks (Cost $500,494)			474,994

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.4%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02% (d) (e) (Cost $1,995)	1,995	1,995

Total Investments — 100.4% (Cost $502,489)		476,989
Liabilities in Excess of Other Assets — (0.4%)		(1,759)

NET ASSETS — 100.0%		475,230

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.5%
Insurance	11.3
Pharmaceuticals	10.5
Machinery	5.1
Textiles, Apparel & Luxury Goods	4.2
Chemicals	4.0
Food Products	3.7
Personal Products	3.5
Oil, Gas & Consumable Fuels	3.5
Metals & Mining	3.3
Software	3.1
Interactive Media & Services	2.9
Beverages	2.7
Internet & Direct Marketing Retail	2.5
Food & Staples Retailing	2.4
Real Estate Management & Development	2.3
Trading Companies & Distributors	2.2
Aerospace & Defense	2.2
Professional Services	2.1
Capital Markets	2.1
Road & Rail	2.1
Auto Components	2.0
Health Care Equipment & Supplies	2.0
Semiconductors & Semiconductor Equipment	1.9
Electronic Equipment, Instruments & Components	1.5
Technology Hardware, Storage & Peripherals	1.5
Hotels, Restaurants & Leisure	1.5
Media	1.0
Others (each less than 1.0%)	0.0
Short-Term Investments	0.4

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
GDR	Global Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%
Australia — 7.5%
Alumina Ltd.	567	1,029
Australia & New Zealand Banking Group Ltd.	301	5,537
BHP Billiton Ltd.	472	10,900
BlueScope Steel Ltd.	80	822
CSR Ltd.	293	736
JB Hi-Fi Ltd.	43	693
Metcash Ltd.	417	815
Nine Entertainment Co. Holdings Ltd.	604	726
Qantas Airways Ltd.	227	880
Rio Tinto plc	126	6,135
Sandfire Resources NL	165	783
South32 Ltd.	855	2,204
St Barbara Ltd.	303	896
Westpac Banking Corp.	325	6,170
Whitehaven Coal Ltd.	286	988

		39,314

Austria — 1.2%
AT&S Austria Technologie & Systemtechnik AG	38	900
Erste Group Bank AG *	32	1,315
EVN AG	37	652
OMV AG	30	1,686
Raiffeisen Bank International AG	35	949
Telekom Austria AG *	117	872

		6,374

Belgium — 0.5%
D’ieteren SA/NV	17	673
KBC Group NV	31	2,113

		2,786

Denmark — 0.6%
Matas A/S	117	1,125
Pandora A/S	14	866
Scandinavian Tobacco Group A/S, Class A (a)	63	961

		2,952

Finland — 0.6%
Cramo OYJ	44	842
Ramirent OYJ	76	551
Sanoma OYJ	98	1,108
Tokmanni Group Corp.	70	570

		3,071

France — 10.1%
ALD SA (a)	61	905
Arkema SA	8	856

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
BNP Paribas SA	90	4,685
Casino Guichard Perrachon SA	22	957
Cie Generale des Etablissements Michelin SCA	12	1,259
Credit Agricole SA	168	2,148
Engie SA	235	3,125
Eramet	8	694
Eutelsat Communications SA	43	880
Groupe Crit	9	609
IPSOS	30	796
Kaufman & Broad SA	21	874
Natixis SA	190	1,108
Neopost SA	39	1,251
Orange SA	214	3,336
Peugeot SA	73	1,726
Publicis Groupe SA	15	879
Renault SA	15	1,142
Rexel SA	84	1,077
Rothschild & Co.	18	698
Sanofi	106	9,484
Societe BIC SA	12	1,149
TOTAL SA	218	12,814

		52,452

Georgia — 0.2%
TBC Bank Group plc	40	872

Germany — 6.2%
Allianz SE (Registered)	43	8,878
BASF SE	20	1,535
Covestro AG (a)	18	1,153
Deutsche Beteiligungs AG	20	834
Deutsche Lufthansa AG (Registered)	47	944
Deutsche Pfandbriefbank AG (a)	67	884
Deutsche Telekom AG (Registered)	349	5,723
Evonik Industries AG	39	1,206
Freenet AG	34	775
JOST Werke AG (a)	25	865
ProSiebenSat.1 Media SE	52	1,210
RWE AG	52	1,012
Schaeffler AG (Preference)	77	814
Siltronic AG	6	534
Takkt AG	55	941
Volkswagen AG (Preference)	25	4,166
Wuestenrot & Wuerttembergische AG	45	905

		32,379

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Ghana — 0.1%
Tullow Oil plc *	216	620

Hong Kong — 1.8%
Bank of East Asia Ltd. (The)	319	1,033
Hongkong Land Holdings Ltd.	261	1,548
Hysan Development Co. Ltd.	196	919
Kerry Properties Ltd.	267	841
NWS Holdings Ltd.	617	1,225
Sun Hung Kai Properties Ltd.	186	2,417
Wheelock & Co. Ltd.	220	1,176

		9,159

Ireland — 0.2%
Origin Enterprises plc	174	1,117

Isle of Man — 0.1%
Strix Group plc	180	342

Israel — 0.7%
Bank Leumi Le-Israel BM	175	1,089
Israel Discount Bank Ltd., Class A	377	1,232
Plus500 Ltd.	81	1,393

		3,714

Italy — 1.2%
ASTM SpA	39	768
Banca Farmafactoring SpA (a)	139	717
Cairo Communication SpA	217	687
Immobiliare Grande Distribuzione SIIQ SpA, REIT	99	699
Maire Tecnimont SpA	204	893
Mediobanca Banca di Credito Finanziario SpA	149	1,308
Rizzoli Corriere Della Sera Mediagroup SpA *	601	611
Unieuro SpA * (a)	61	739

		6,422

Japan — 25.9%
77 Bank Ltd. (The)	45	919
Asahi Kasei Corp.	68	816
Bridgestone Corp.	83	3,216
Brother Industries Ltd.	68	1,243
Concordia Financial Group Ltd.	277	1,268
Daicel Corp.	118	1,250
Dai-ichi Life Holdings, Inc.	156	2,935
Daiwa Securities Group, Inc.	254	1,456
DMG Mori Co. Ltd.	103	1,492
FUJIFILM Holdings Corp.	48	2,080
Fujitsu Ltd.	30	1,849
Fukuoka Financial Group, Inc.	54	1,322

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Gunma Bank Ltd. (The)	178	807
Hitachi Capital Corp.	33	812
Hitachi Ltd.	27	832
Honda Motor Co. Ltd.	190	5,415
Idemitsu Kosan Co. Ltd.	42	1,885
Isuzu Motors Ltd.	90	1,180
ITOCHU Corp.	193	3,581
Japan Airlines Co. Ltd.	31	1,100
JFE Holdings, Inc.	85	1,595
JXTG Holdings, Inc.	474	3,203
Kajima Corp.	101	1,301
Kansai Electric Power Co., Inc. (The)	139	2,129
KDDI Corp.	195	4,726
K’s Holdings Corp.	86	1,083
Kumagai Gumi Co. Ltd.	32	836
Maeda Corp.	90	1,020
Marubeni Corp.	285	2,311
Mitsubishi Chemical Holdings Corp.	216	1,686
Mitsubishi Corp.	167	4,709
Mitsubishi Gas Chemical Co., Inc.	51	861
Mitsubishi UFJ Financial Group, Inc.	1,222	7,397
Mitsubishi UFJ Lease & Finance Co. Ltd.	205	1,055
Mitsui & Co. Ltd.	223	3,719
Mizuho Financial Group, Inc.	2,688	4,617
Nippon Telegraph & Telephone Corp.	90	3,695
Nishi-Nippon Financial Holdings, Inc.	84	802
Nomura Real Estate Holdings, Inc.	47	885
NTT DOCOMO, Inc.	157	3,883
ORIX Corp.	186	3,032
Resona Holdings, Inc.	385	2,025
Shinsei Bank Ltd.	71	1,075
Shizuoka Bank Ltd. (The)	142	1,242
Sompo Holdings, Inc.	57	2,334
Sony Corp.	22	1,207
Subaru Corp.	57	1,548
Sumitomo Chemical Co. Ltd.	238	1,192
Sumitomo Corp.	168	2,548
Sumitomo Heavy Industries Ltd.	28	868
Sumitomo Mitsui Financial Group, Inc.	149	5,817
Sumitomo Mitsui Trust Holdings, Inc.	66	2,610
Taiheiyo Cement Corp.	41	1,198
Taisei Corp.	34	1,471
Teijin Ltd.	57	983
Tokuyama Corp.	27	613
Tokyo Tatemono Co. Ltd.	91	981

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Tokyu Fudosan Holdings Corp.	165	929
Toyota Boshoku Corp.	52	859
Toyota Motor Corp.	210	12,273
Toyota Tsusho Corp.	49	1,768
TS Tech Co. Ltd.	23	668
Yokohama Rubber Co. Ltd. (The)	51	994

		135,206

Luxembourg — 0.8%
Aperam SA	22	756
ArcelorMittal	105	2,631
RTL Group SA	15	988

		4,375

Netherlands — 7.9%
ABN AMRO Group NV, CVA (a)	77	1,882
Aegon NV	325	1,993
ASR Nederland NV	23	1,057
Atrium European Real Estate Ltd. *	92	385
BinckBank NV	140	676
Flow Traders (a)	28	898
Heijmans NV, CVA *	80	861
ING Groep NV	410	4,850
Intertrust NV (a)	55	895
Koninklijke Volkerwessels NV	39	688
NIBC Holding NV (a)	89	812
NN Group NV	60	2,564
Royal Dutch Shell plc, Class A	722	22,992
Signify NV (a)	35	867

		41,420

New Zealand — 0.5%
Air New Zealand Ltd.	386	705
Spark New Zealand Ltd.	485	1,252
Z Energy Ltd.	207	825

		2,782

Norway — 3.0%
Austevoll Seafood ASA	88	1,415
BW Offshore Ltd. *	150	960
DNB ASA	149	2,699
Equinor ASA	137	3,544
Norwegian Finans Holding ASA *	99	881
Olav Thon Eiendomsselskap ASA	17	288
Scottish Salmon Co. Plc (The)	181	389
Selvaag Bolig ASA	106	473
SpareBank 1 Nord Norge	105	840

INVESTMENTS	SHARES (000)	VALUE ($000)

Norway — continued
SpareBank 1 SMN	107	1,094
SpareBank 1 SR-Bank ASA	74	826
Storebrand ASA	127	1,051
Telenor ASA	51	935

		15,395

Portugal — 0.1%
Semapa-Sociedade de Investimento e Gestao	36	682

Russia — 0.3%
Evraz plc	241	1,671

Singapore — 1.0%
DBS Group Holdings Ltd.	40	672
Oversea-Chinese Banking Corp. Ltd.	305	2,368
United Overseas Bank Ltd.	112	1,987

		5,027

South Africa — 0.7%
Anglo American plc	159	3,385

Spain — 2.6%
ACS Actividades de Construccion y Servicios SA	50	1,861
Atresmedia Corp. de Medios de Comunicacion SA	110	622
CaixaBank SA	315	1,276
eDreams ODIGEO SA *	227	925
Enagas SA	59	1,552
Repsol SA	169	3,028
Talgo SA * (a)	181	918
Telefonica SA	315	2,588
Unicaja Banco SA (a)	510	653

		13,423

Sweden — 2.9%
Betsson AB *	150	1,306
Boliden AB *	31	713
Granges AB	57	598
KappAhl AB	206	592
Mekonomen AB	107	1,252
Mycronic AB	99	1,248
Nobia AB	128	815
Skandinaviska Enskilda Banken AB, Class A	244	2,530
Svenska Handelsbanken AB, Class A	189	2,060
Swedbank AB, Class A	134	3,025
Tethys Oil AB	116	1,109

		15,248

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2018 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Switzerland — 8.5%
Adecco Group AG (Registered)	17		824
ALSO Holding AG (Registered) *	8		955
Credit Suisse Group AG (Registered) *	176		2,295
Ferrexpo plc	260		692
Glencore plc *	1,238		5,039
Novartis AG (Registered)	191		16,756
Orior AG	11		990
Resurs Holding AB (a)	167		1,105
Roche Holding AG	7		1,707
Swiss Re AG	34		3,085
UBS Group AG (Registered) *	407		5,693
Vetropack Holding AG	—	(b)	453
Zurich Insurance Group AG *	15		4,704

			44,298

United Kingdom — 13.4%
Babcock International Group plc	114		889
Barclays plc	1,148		2,529
Barratt Developments plc	292		1,917
Berkeley Group Holdings plc	31		1,401
Biffa plc (a)	288		865
Bovis Homes Group plc	63		781
British Land Co. plc (The), REIT	282		2,126
Centrica plc	977		1,835
Charter Court Financial Services Group plc (a)	262		973
Derwent London plc, REIT	43		1,604
Dialog Semiconductor plc *	45		1,188
Draper Esprit plc *	98		648
EI Group plc *	336		713
Fiat Chrysler Automobiles NV *	48		724
Forterra plc (a)	401		1,133
Genel Energy plc *	251		695
GlaxoSmithKline plc	453		8,774
Halfords Group plc	344		1,351
Imperial Brands plc	121		4,090
Inchcape plc	175		1,211
International Consolidated Airlines Group SA	144		1,114
International Personal Finance plc	298		680
ITV plc	1,148		2,180
J Sainsbury plc	325		1,290
JPJ Group plc *	156		1,222
Kier Group plc	62		694
Legal & General Group plc	969		3,110
Lloyds Banking Group plc	7,566		5,521
Mitchells & Butlers plc	214		709

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Morgan Sindall Group plc	44	665
National Express Group plc	141	719
NatWest Markets plc	716	2,156
OneSavings Bank plc	315	1,499
Persimmon plc	50	1,476
Premier Foods plc *	1,552	756
Prudential plc	36	711
Rank Group plc	285	583
Royal Mail plc	212	975
Saga plc	503	765
St Modwen Properties plc	185	885
Staffline Group plc	60	907
Stagecoach Group plc	358	698
Taylor Wimpey plc	964	1,984
U & I Group plc	372	1,090
WPP plc	168	1,900

		69,736

United States — 0.1%
TI Fluid Systems plc (a)	259	684

Total Common Stocks (Cost $556,243)		514,906

Total Investments — 98.7% (Cost $556,243)		514,906
Other Assets Less Liabilities — 1.3%		6,663

NET ASSETS — 100.0%		521,569

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Summary of Investments by Industry, October 31, 2018

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	18.8%
Oil, Gas & Consumable Fuels	10.7
Metals & Mining	7.9
Pharmaceuticals	7.1
Insurance	6.6
Automobiles	5.5
Trading Companies & Distributors	4.1
Diversified Telecommunication Services	3.6
Capital Markets	2.8
Real Estate Management & Development	2.5
Media	2.4
Chemicals	2.4
Household Durables	2.0
Construction & Engineering	2.0
Wireless Telecommunication Services	1.8
Auto Components	1.6
Specialty Retail	1.3
Diversified Financial Services	1.2
Multi-Utilities	1.2
Tobacco	1.0
Others (each less than 1.0%)	13.5

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)	JPMorgan Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,521,277		$4,559,631	$696,411	$5,749,921
Investments in affiliates, at value	42,721		58,479	51,037	—
Cash	447		349	91	—
Foreign currency, at value	11,216		3,148	781	1,401
Deposits at broker for futures contracts	—		—	1,766	2,542
Receivables:
Due from custodian	—		—	363	—
Investment securities sold	2,473		4,044	10,498	204,513
Fund shares sold	5		4,224	455	103
Dividends from non-affiliates	1,377		2,757	757	9,449
Dividends from affiliates	85		136	47	42
Tax reclaims	10		9	3,800	8,291
Variation margin on futures contracts	—		—	292	798

Total Assets	1,579,611		4,632,777	766,298	5,977,060

LIABILITIES:
Payables:
Due to custodian	—		—	—	101,919
Investment securities purchased	359		2	12,867	—
Fund shares redeemed	22,407		24,824	67,256	26,601
Accrued liabilities:
Investment advisory fees	856		2,688	431	884
Administration fees	—		—	54	291
Distribution fees	4		111	49	—
Service fees	3		223	84	36
Custodian and accounting fees	170		346	49	118
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	—	(a)
Deferred foreign capital gains tax	—		2,991	—	—
Audit fees	82		80	111	80
Printing and mailing cost	34		134	43	119
Other	39		173	7	36

Total Liabilities	23,954		31,572	80,951	130,084

Net Assets	$1,555,657		$4,601,205	$685,347	$5,846,976

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Emerging Economies Fund	JPMorgan Emerging Markets Equity Fund	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)	JPMorgan Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,590,907	$4,158,817	$766,506	$4,207,120
Total distributable earnings (loss) (a)	(35,250)	442,388	(81,159)	1,639,856

Total Net Assets	$1,555,657	$4,601,205	$685,347	$5,846,976

Net Assets:
Class A	$10,653	$369,490	$124,681	$—
Class C	1,874	43,612	31,125	—
Class I	12,961	773,142	139,858	438,715
Class L	—	475,997	389,665	—
Class R2	—	95	—	—
Class R3	—	341	—	—
Class R4	—	26	—	—
Class R5	285	1,672	—	—
Class R6	1,529,884	2,936,830	18	5,408,261

Total	$1,555,657	$4,601,205	$685,347	$5,846,976

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	892	15,498	5,419	—
Class C	158	1,890	1,526	—
Class I	1,070	31,626	5,956	19,959
Class L	—	19,324	16,444	—
Class R2	—	4	—	—
Class R3	—	14	—	—
Class R4	—	1	—	—
Class R5	23	68	—	—
Class R6	126,793	119,363	1	248,508

Net Asset Value (b):
Class A — Redemption price per share	$11.95	$23.84	$23.01	$—
Class C — Offering price per share (c)	11.84	23.08	20.39	—
Class I — Offering and redemption price per share	12.12	24.45	23.48	21.98
Class L — Offering and redemption price per share	—	24.63	23.70	—
Class R2 — Offering and redemption price per share	—	23.73	—	—
Class R3 — Offering and redemption price per share	—	23.78	—	—
Class R4 — Offering and redemption price per share	—	24.42	—	—
Class R5 — Offering and redemption price per share	12.24	24.60	—	—
Class R6 — Offering and redemption price per share	12.07	24.60	23.70	21.76
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.61	$25.16	$24.28	$—

Cost of investments in non-affiliates	$1,522,094	$4,020,307	$734,527	$4,557,813
Cost of investments in affiliates	42,721	58,479	51,037	—
Cost of foreign currency	11,091	3,169	781	1,400

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Unconstrained Equity Fund		JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$3,862		$3,317,913	$4,098,853	$139,033
Investments in affiliates, at value	—		52,914	166,797	—
Cash	—		36	136	6
Foreign currency, at value	3		901	16	96
Deposits at broker for futures contracts	—		1,992	—	—
Receivables:
Investment securities sold	163		13,435	—	1,270
Fund shares sold	—	(a)	35,531	46,522	144
Dividends from non-affiliates	2		12,442	9,582	505
Dividends from affiliates	—	(a)	130	258	1
Tax reclaims	15		8,449	8,496	505
Variation margin on futures contracts	—		422	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—		—	—	877
Due from adviser	9		—	—	—
Other assets	12		—	—	—

Total Assets	4,066		3,444,165	4,330,660	142,437

LIABILITIES:
Payables:
Due to custodian	11		—	—	—
Investment securities purchased	—		38,708	58,309	33
Fund shares redeemed	—		376	1,137	211
Unrealized depreciation on forward foreign currency exchange contracts	—		—	—	551
Accrued liabilities:
Investment advisory fees	—		1,428	1,684	37
Administration fees	—		24	—	—
Distribution fees	1		50	66	24
Service fees	—	(a)	34	63	19
Custodian and accounting fees	7		103	110	12
Trustees’ and Chief Compliance Officer’s fees	—		—	—	—	(a)
Audit fees	76		79	81	78
Printing and mailing cost	1		44	53	7
Other	1		63	63	14

Total Liabilities	97		40,909	61,566	986

Net Assets	$3,969		$3,403,256	$4,269,094	$141,451

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Global Unconstrained Equity Fund	JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
NET ASSETS:
Paid-in-Capital	$3,902	$3,431,825	$3,902,425	$139,877
Total distributable earnings (loss) (a)	67	(28,569)	366,669	1,574

Total Net Assets	$3,969	$3,403,256	$4,269,094	$141,451

Net Assets:
Class A	$1,385	$156,382	$240,394	$68,420
Class C	567	1,652	18,899	12,371
Class I	1,852	60,739	179,831	47,701
Class R2	20	31,619	1,833	270
Class R5	20	—	19,516	177
Class R6	125	3,152,864	3,808,621	12,512

Total	$3,969	$3,403,256	$4,269,094	$141,451

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	87	8,023	15,452	4,562
Class C	36	84	1,287	832
Class I	114	2,993	11,370	3,171
Class R2	2	1,646	119	18
Class R5	1	—	1,231	12
Class R6	8	157,629	240,097	832

Net Asset Value (b):
Class A — Redemption price per share	$16.04	$19.49	$15.56	$15.00
Class C — Offering price per share (c)	15.79	19.70	14.68	14.88
Class I — Offering and redemption price per share	16.21	20.30	15.82	15.04
Class R2 — Offering and redemption price per share	16.15	19.21	15.44	14.96
Class R5 — Offering and redemption price per share	16.17	—	15.85	15.06
Class R6 — Offering and redemption price per share	16.17	20.00	15.86	15.04
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.93	$20.57	$16.42	$15.83

Cost of investments in non-affiliates	$3,786	$3,384,062	$3,860,872	$140,870
Cost of investments in affiliates	—	52,914	166,797	—
Cost of foreign currency	3	906	19	97

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,612,781		$474,994	$514,906
Investments in affiliates, at value	56,728		1,995	—
Cash	204		50	—
Foreign currency, at value	2,107		37	35
Deposits at broker for futures contracts	4,067		—	—
Receivables:
Investment securities sold	—		4,922	7,964
Fund shares sold	222		764	399
Dividends from non-affiliates	13,466		866	2,405
Dividends from affiliates	158		9	2
Tax reclaims	11,480		308	2,948
Variation margin on futures contracts	1,255		—	—

Total Assets	4,702,468		483,945	528,659

LIABILITIES:
Payables:
Due to custodian	—		—	2
Interfund lending	—		—	4,539
Investment securities purchased	—		3,943	177
Fund shares redeemed	680		4,421	1,536
Accrued liabilities:
Investment advisory fees	533		156	134
Administration fees	159		—	—
Distribution fees	46		33	66
Service fees	16		44	60
Custodian and accounting fees	157		15	55
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Audit fees	78		74	77
Printing and mailing cost	98		8	251
Other	83		21	193

Total Liabilities	1,850		8,715	7,090

Net Assets	$4,700,618		$475,230	$521,569

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$4,884,154	$520,290	$546,757
Total distributable earnings (loss) (a)	(183,536)	(45,060)	(25,188)

Total Net Assets	$4,700,618	$475,230	$521,569

Net Assets:
Class A	$203,437	$84,325	$242,231
Class C	—	22,532	14,055
Class I	152,610	189,061	66,291
Class L	—	—	73,651
Class R2	—	773	1,025
Class R5	—	3,341	70
Class R6	4,344,571	175,198	124,246

Total	$4,700,618	$475,230	$521,569

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,117	4,622	19,472
Class C	—	1,253	1,169
Class I	8,974	10,227	5,197
Class L	—	—	5,800
Class R2	—	43	84
Class R5	—	181	5
Class R6	256,075	9,468	9,805

Net Asset Value (b):
Class A — Redemption price per share	$16.79	$18.24	$12.44
Class C — Offering price per share (c)	—	17.98	12.02
Class I — Offering and redemption price per share	17.01	18.49	12.76
Class L — Offering and redemption price per share	—	—	12.70
Class R2 — Offering and redemption price per share	—	18.14	12.20
Class R5 — Offering and redemption price per share	—	18.49	12.65
Class R6 — Offering and redemption price per share	16.97	18.50	12.67
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.72	$19.25	$13.13

Cost of investments in non-affiliates	$4,871,769	$500,494	$556,243
Cost of investments in affiliates	56,728	1,995	—
Cost of foreign currency	2,119	37	35

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund		JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)	JPMorgan Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$269		$—	(a)	$7	$47
Interest income from affiliates	11		5		1	2
Dividend income from non-affiliates	70,455		94,798		26,355	194,237
Dividend income from affiliates	729		1,758		360	1,448
Non-cash dividend income from non-affiliates	4,108		—		2,563	—
Foreign taxes withheld	(6,005)		(7,360)		(3,661)	(8,775)

Total investment income	69,567		89,201		25,625	186,959

EXPENSES:
Investment advisory fees	17,228		42,392		5,983	16,232
Administration fees	1,644		4,045		747	6,583
Distribution fees:
Class A	360		1,251		398	—
Class C	20		405		309	—
Class R2	—		—	(a)	—	—
Class R3	—		1		—	—
Service fees:
Class A	360		1,251		398	—
Class C	7		135		103	—
Class I	144		2,054		452	3,793
Class L	—		513		539	—
Class R2	—		—	(a)	—	—
Class R3	—		1		—	—
Class R4	—		—	(a)	—	—
Class R5	—	(a)	2		—	—
Custodian and accounting fees	1,290		2,791		201	725
Interest expense to affiliates	33		—	(a)	5	112
Professional fees	129		140		132	198
Trustees’ and Chief Compliance Officer’s fees	33		43		28	56
Printing and mailing costs	58		382		51	331
Registration and filing fees	82		325		65	133
Transfer agency fees (See Note 2.J.)	32		153		23	68
Other	30		73		19	116

Total expenses	21,450		55,957		9,453	28,347

Less fees waived	(6,730)		(11,841)		(241)	(6,800)
Less expense reimbursements	(11)		(26)		—	—

Net expenses	14,709		44,090		9,212	21,547

Net investment income (loss)	54,858		45,111		16,413	165,412

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,243	(b)	(14,650	)(c)	2,026	638,457
Investments in affiliates	—		—	(a)	—	36
Futures contracts	(2,733)		—		131	4,001
Foreign currency transactions	(871)		(681)		(87)	(1,026)

Net realized gain (loss)	3,639		(15,331)		2,070	641,468

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(407,869	)(d)	(763,460	)(e)	(138,376)	(657,116)
Futures contracts	(564)		—		105	(2,585)
Foreign currency translations	149		(34)		(178)	(79)

Change in net unrealized appreciation/depreciation	(408,284)		(763,494)		(138,449)	(659,780)

Net realized/unrealized gains (losses)	(404,645)		(778,825)		(136,379)	(18,312)

Change in net assets resulting from operations	$(349,787)		$(733,714)		$(119,966)	$147,100

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $(974,000) for JPMorgan Emerging Economies Fund.
(c)	Net of foreign capital gains tax of approximately $(189,000) for JPMorgan Emerging Markets Equity Fund.
(d)	Net of change in foreign capital gains tax of approximately $1,490,000 for JPMorgan Emerging Economies Fund.
(e)	Net of change in foreign capital gains tax of approximately $(2,802,000) for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Global Unconstrained Equity Fund	JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$46	$— (a)	$— (a)
Interest income from affiliates	— (a)	— (a)	1	— (a)
Dividend income from non-affiliates	83	120,810	137,340	8,476
Dividend income from affiliates	1	1,245	1,484	33
Foreign taxes withheld	(3)	(11,114)	(9,484)	(731)

Total investment income	81	110,987	129,341	7,778

EXPENSES:
Investment advisory fees	32	21,235	31,039	1,348
Administration fees	4	2,870	3,596	156
Distribution fees:
Class A	4	511	708	210
Class C	4	14	170	105
Class R2	— (a)	126	11	2
Service fees:
Class A	4	511	708	210
Class C	1	5	57	35
Class I	6	142	442	199
Class R2	— (a)	63	5	1
Class R5	— (a)	—	22	— (a)
Custodian and accounting fees	36	582	654	74
Interest expense to affiliates	— (a)	18	13	6
Professional fees	79	163	153	74
Trustees’ and Chief Compliance Officer’s fees	24	38	41	25
Printing and mailing costs	—	82	90	24
Registration and filing fees	55	108	146	39
Transfer agency fees (See Note 2.J.)	2	96	80	24
Other	7	60	65	9

Total expenses	258	26,624	38,000	2,541

Less fees waived	(40)	(6,020)	(14,103)	(905)
Less expense reimbursements	(191)	(30)	(7)	— (a)

Net expenses	27	20,574	23,890	1,636

Net investment income (loss)	54	90,413	105,451	6,142

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(32)	(31,425)	93,152	14,735
Investments in affiliates	—	—	—	1
Futures contracts	—	(5,563)	—	—
Foreign currency transactions	(2)	(523)	(1,329)	(100)
Forward foreign currency exchange contracts	—	—	—	(497)

Net realized gain (loss)	(34)	(37,511)	91,823	14,139

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(135)	(453,900)	(737,881)	(30,647)
Futures contracts	—	(1,392)	—	—
Foreign currency translations	— (a)	(303)	(282)	(9)
Forward foreign currency exchange contracts	—	—	—	654

Change in net unrealized appreciation/depreciation	(135)	(455,595)	(738,163)	(30,002)

Net realized/unrealized gains (losses)	(169)	(493,106)	(646,340)	(15,863)

Change in net assets resulting from operations	$(115)	$(402,693)	$(540,889)	$(9,721)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018 (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$269	$— (a)	$5
Interest income from affiliates	48	— (a)	— (a)
Dividend income from non-affiliates	182,619	15,013	27,839
Dividend income from affiliates	2,063	195	143
Foreign taxes withheld	(14,812)	(924)	(2,408)

Total investment income	170,187	14,284	25,579

EXPENSES:
Investment advisory fees	10,939	3,617	4,294
Administration fees	4,436	419	581
Distribution fees:
Class A	661	226	774
Class C	—	188	136
Class R2	—	3	6
Service fees:
Class A	661	226	774
Class C	—	63	45
Class I	1,551	567	323
Class L	—	—	138
Class R2	—	1	3
Class R5	—	3	— (a)
Custodian and accounting fees	906	142	180
Interest expense to affiliates	52	7	21
Professional fees	203	71	150
Trustees’ and Chief Compliance Officer’s fees	45	26	27
Printing and mailing costs	346	43	125
Registration and filing fees	162	153	87
Transfer agency fees (See Note 2.J.)	104	32	28
Other	107	16	22

Total expenses	20,173	5,803	7,714

Less fees waived	(5,190)	(1,875)	(1,805)
Less expense reimbursements	—	(2)	— (a)

Net expenses	14,983	3,926	5,909

Net investment income (loss)	155,204	10,358	19,670

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(66,474)	(26,102)	32,541
Investments in affiliates	— (a)	—	—
Futures contracts	35,043	76	(1,495)
Foreign currency transactions	1,331	(13)	(222)
Forward foreign currency exchange contracts	—	—	(917)

Net realized gain (loss)	(30,100)	(26,039)	29,907

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(577,525)	(65,965)	(113,631)
Futures contracts	(10,776)	—	—
Foreign currency translations	(492)	(16)	6
Forward foreign currency exchange contracts	—	—	(170)

Change in net unrealized appreciation/depreciation	(588,793)	(65,981)	(113,795)

Net realized/unrealized gains (losses)	(618,893)	(92,020)	(83,888)

Change in net assets resulting from operations	$(463,689)	$(81,662)	$(64,218)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,858	$41,242	$45,111	$27,237
Net realized gain (loss)	3,639	158,485	(15,331)	(16,512)
Change in net unrealized appreciation/depreciation	(408,284)	303,356	(763,494)	907,407

Change in net assets resulting from operations	(349,787)	503,083	(733,714)	918,132

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(3,219)	(1,900)	(788)	(1,930)
Class C	(37)	(14)	(4)	(12)
Class I	(1,440)	(709)	(2,829)	(1,895)
Class L	—	—	(2,054)	(3,193)
Class R2 (b)	—	—	— (c)	—
Class R3 (b)	—	—	— (c)	—
Class R4 (b)	—	—	— (c)	—
Class R5	(8)	(23)	(1)	— (c)
Class R6	(39,227)	(24,949)	(16,464)	(16,962)

Total distributions to shareholders	(43,931)	(27,595)	(22,140)	(23,992)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(88,320)	(217,505)	909,171	429,170

NET ASSETS:
Change in net assets	(482,038)	257,983	153,317	1,323,310
Beginning of period	2,037,695	1,779,712	4,447,888	3,124,578

End of period	$1,555,657	$2,037,695	$4,601,205	$4,447,888

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan Emerging Economies Fund	JPMorgan Emerging Markets Equity Fund
Class A
From net investment income	(1,900)	(1,930)
Class C
From net investment income	(14)	(12)
Class I
From net investment income	(709)	(1,895)
Class L
From net investment income	—	(3,193)
Class R5
From net investment income	(23)	— (c)
Class R6
From net investment income	(24,949)	(16,962)

(b)	Commencement of offering of class of shares effective July 31, 2017, for JPMorgan Emerging Markets Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,413	$15,911	$165,412	$149,058
Net realized gain (loss)	2,070	82,878	641,468	148,203
Change in net unrealized appreciation/depreciation	(138,449)	95,771	(659,780)	1,306,055

Change in net assets resulting from operations	(119,966)	194,560	147,100	1,603,316

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A (b)	(2,283)	(2,962)	—	(1)
Class C (b)	(435)	(764)	—	— (c)
Class I	(2,988)	(2,896)	(14,541)	(155,975)
Class L	(9,949)	(10,351)	—	—
Class R2 (b)	—	—	—	— (c)
Class R6 (d)(e)	—	—	(144,723)	—

Total distributions to shareholders	(15,655)	(16,973)	(159,264)	(155,976)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(156,528)	17,522	(2,804,320)	308,814

NET ASSETS:
Change in net assets	(292,149)	195,109	(2,816,484)	1,756,154
Beginning of period	977,496	782,387	8,663,460	6,907,306

End of period	$685,347	$977,496	$5,846,976	$8,663,460

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan Europe Dynamic Fund	JPMorgan Global Research Enhanced Index Fund
Class A
From net investment income	(2,962)	(1)
Class C
From net investment income	(764)	—	(c)
Class I
From net investment income	(2,896)	(155,975)
Class L
From net investment income	(10,351)	—
Class R2
From net investment income	—	—	(c)

(b)	Liquidated on August 11, 2017 for JPMorgan Global Research Enhanced Index Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Europe Dynamic Fund.
(e)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Global Unconstrained Equity Fund			JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54	$23		$90,413	$60,855
Net realized gain (loss)	(34)	185		(37,511)	160,672
Change in net unrealized appreciation/depreciation	(135)	212		(455,595)	402,080

Change in net assets resulting from operations	(115)	420		(402,693)	623,607

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(56)	—		(4,177)	(3,117)
Class C	(23)	—		(19)	(28)
Class I	(90)	(3)		(1,091)	(1,014)
Class R2	(1)	—		(172)	(9)
Class R5	(1)	—	(b)	—	—
Class R6	(6)	—	(b)	(61,869)	(66,113)

Total distributions to shareholders	(177)	(3)		(67,328)	(70,281)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	712	1,460		717,668	(92,031)

NET ASSETS:
Change in net assets	420	1,877		247,647	461,295
Beginning of period	3,549	1,672		3,155,609	2,694,314

End of period	$3,969	$3,549		$3,403,256	$3,155,609

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan Global Unconstrained Equity Fund		JPMorgan International Advantage Fund
Class A
From net investment income	—		(3,117)
Class C
From net investment income	—		(28)
Class I
From net investment income	(3)		(1,014)
Class R2
From net investment income	—		(9)
Class R5
From net investment income	—	(b)	—
Class R6
From net investment income	—	(b)	(66,113)

(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$105,451	$66,082	$6,142	$4,955
Net realized gain (loss)	91,823	(9,296)	14,139	(181)
Change in net unrealized appreciation/depreciation	(738,163)	803,981	(30,002)	24,302

Change in net assets resulting from operations	(540,889)	860,767	(9,721)	29,076

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(4,237)	(611)	(2,651)	(2,272)
Class C	(224)	(22)	(380)	(346)
Class I	(2,341)	(394)	(2,728)	(2,676)
Class R2	(26)	(2)	(8)	(11)
Class R5	(355)	(165)	(11)	(47)
Class R6	(59,589)	(16,643)	(515)	(30)

Total distributions to shareholders	(66,772)	(17,837)	(6,293)	(5,382)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	869,664	(260,305)	(42,991)	42,607

NET ASSETS:
Change in net assets	262,003	582,625	(59,005)	66,301
Beginning of period	4,007,091	3,424,466	200,456	134,155

End of period	$4,269,094	$4,007,091	$141,451	$200,456

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
Class A
From net investment income	(611)	(2,272)
Class C
From net investment income	(22)	(346)
Class I
From net investment income	(394)	(2,676)
Class R2
From net investment income	(2)	(11)
Class R5
From net investment income	(165)	(47)
Class R6
From net investment income	(16,643)	(30)

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$155,204	$44,850	$10,358	$2,308
Net realized gain (loss)	(30,100)	35,372	(26,039)	2,079
Change in net unrealized appreciation/depreciation	(588,793)	305,035	(65,981)	40,014

Change in net assets resulting from operations	(463,689)	385,257	(81,662)	44,401

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(6,079)	(1,511)	(451)	(259)
Class C (b)	—	(227)	(86)	(67)
Class I	(22,656)	(32,213)	(1,315)	(257)
Class R2 (b)	—	(254)	(2)	— (c)
Class R5	—	—	(1)	— (c)
Class R6 (d)	(79,541)	—	(1,288)	(1,980)

Total distributions to shareholders	(108,276)	(34,205)	(3,143)	(2,563)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	233,881	3,352,439	202,406	206,016

NET ASSETS:
Change in net assets	(338,084)	3,703,491	117,601	247,854
Beginning of period	5,038,702	1,335,211	357,629	109,775

End of period	$4,700,618	$5,038,702	$475,230	$357,629

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund
Class A
From net investment income	(1,511)	(259)
Class C
From net investment income	(227)	(67)
Class I
From net investment income	(32,213)	(257)
Class R2
From net investment income	(254)	— (c)
Class R5
From net investment income	—	— (c)
Class R6
From net investment income	—	(1,980)

(b)	Liquidated on October 9, 2017 for JPMorgan International Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,670	$17,446
Net realized gain (loss)	29,907	71,880
Change in net unrealized appreciation/depreciation	(113,795)	107,859

Change in net assets resulting from operations	(64,218)	197,185

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(6,784)	(18,922)
Class C	(316)	(1,312)
Class I	(3,872)	(8,933)
Class L	(4,302)	(30,468)
Class R2	(27)	(59)
Class R5	(2)	(1)
Class R6	(2,922)	(1,834)

Total distributions to shareholders	(18,225)	(61,529)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(189,775)	(650,089)

NET ASSETS:
Change in net assets	(272,218)	(514,433)
Beginning of period	793,787	1,308,220

End of period	$521,569	$793,787

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior periods balances were as follows:

JPMorgan International Value Fund
Class A
From net investment income	(18,922)
Class C
From net investment income	(1,312)
Class I
From net investment income	(8,933)
Class L
From net investment income	(30,468)
Class R2
From net investment income	(59)
Class R5
From net investment income	(1)
Class R6
From net investment income	(1,834)

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,288	$52,611	$170,141	$183,624
Distributions reinvested	3,218	1,900	781	1,872
Cost of shares redeemed	(200,853)	(60,941)	(268,020)	(181,184)

Change in net assets resulting from Class A capital transactions	$(150,347)	$(6,430)	$(97,098)	$4,312

Class C
Proceeds from shares issued	$597	$631	$18,903	$17,118
Distributions reinvested	37	14	4	12
Cost of shares redeemed	(1,042)	(984)	(15,849)	(17,463)

Change in net assets resulting from Class C capital transactions	$(408)	$(339)	$3,058	$(333)

Class I
Proceeds from shares issued	$31,661	$17,416	$573,932	$331,493
Distributions reinvested	785	360	2,460	1,623
Cost of shares redeemed	(74,945)	(22,430)	(295,493)	(109,592)

Change in net assets resulting from Class I capital transactions	$(42,499)	$(4,654)	$280,899	$223,524

Class L
Proceeds from shares issued	$—	$—	$284,033	$402,572
Distributions reinvested	—	—	1,682	2,482
Cost of shares redeemed	—	—	(159,480)	(496,701)

Change in net assets resulting from Class L capital transactions	$—	$—	$126,235	$(91,647)

Class R2 (a)
Proceeds from shares issued	$—	$—	$94	$20
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(5)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$89	$20

Class R3 (a)
Proceeds from shares issued	$—	$—	$460	$20
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(40)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$420	$20

Class R4 (a)
Proceeds from shares issued	$—	$—	$42	$20
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(30)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$12	$20

Class R5
Proceeds from shares issued	$160	$324	$2,991	$185
Distributions reinvested	8	23	1	— (b)
Cost of shares redeemed	(234)	(1,787)	(1,077)	— (b)

Change in net assets resulting from Class R5 capital transactions	$(66)	$(1,440)	$1,915	$185

Class R6
Proceeds from shares issued	$260,203	$124,871	$968,052	$672,770
Distributions reinvested	39,227	24,949	16,155	16,658
Cost of shares redeemed	(194,430)	(354,462)	(390,566)	(396,359)

Change in net assets resulting from Class R6 capital transactions	$105,000	$(204,642)	$593,641	$293,069

Total change in net assets resulting from capital transactions	$(88,320)	$(217,505)	$909,171	$429,170

(a)	Commencement of offering of class of shares effective July 31, 2017, for JPMorgan Emerging Markets Equity Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	3,245	4,043	5,977	7,615
Reinvested	220	173	28	93
Redeemed	(14,776)	(4,857)	(9,556)	(7,550)

Change in Class A Shares	(11,311)	(641)	(3,551)	158

Class C
Issued	40	49	679	702
Reinvested	2	1	— (a)	1
Redeemed	(75)	(74)	(598)	(762)

Change in Class C Shares	(33)	(24)	81	(59)

Class I
Issued	2,182	1,347	19,902	13,114
Reinvested	53	33	84	79
Redeemed	(5,448)	(1,678)	(10,613)	(4,464)

Change in Class I Shares	(3,213)	(298)	9,373	8,729

Class L
Issued	—	—	9,765	16,403
Reinvested	—	—	57	119
Redeemed	—	—	(5,623)	(18,771)

Change in Class L Shares	—	—	4,199	(2,249)

Class R2 (b)
Issued	—	—	3	1
Reinvested	—	—	— (a)	—
Redeemed	—	—	— (a)	—

Change in Class R2 Shares	—	—	3	1

Class R3 (b)
Issued	—	—	15	1
Reinvested	—	—	— (a)	—
Redeemed	—	—	(2)	—

Change in Class R3 Shares	—	—	13	1

Class R4 (b)
Issued	—	—	1	1
Reinvested	—	—	— (a)	—
Redeemed	—	—	(1)	—

Change in Class R4 Shares	—	—	— (a)	1

Class R5
Issued	9	26	100	6
Reinvested	1	2	— (a)	— (a)
Redeemed	(15)	(136)	(39)	— (a)

Change in Class R5 Shares	(5)	(108)	61	6

Class R6
Issued	17,691	9,667	33,718	25,331
Reinvested	2,667	2,258	550	804
Redeemed	(13,961)	(26,789)	(13,768)	(15,462)

Change in Class R6 Shares	6,397	(14,864)	20,500	10,673

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017, for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$26,652	$39,901	$—	$—
Distributions reinvested	2,203	2,847	—	1
Cost of shares redeemed	(46,333)	(72,459)	—	(24)

Change in net assets resulting from Class A capital transactions	$(17,478)	$(29,711)	$—	$(23)

Class C (a)
Proceeds from shares issued	$6,854	$10,881	$—	$—
Distributions reinvested	395	683	—	— (b)
Cost of shares redeemed	(16,722)	(24,752)	—	(23)

Change in net assets resulting from Class C capital transactions	$(9,473)	$(13,188)	$—	$(23)

Class I
Proceeds from shares issued	$40,086	$79,324	$388,984	$1,447,613
Distributions reinvested	2,739	1,243	14,320	19,299
Cost of shares redeemed	(63,918)	(68,901)	(8,753,055)	(1,158,029)

Change in net assets resulting from Class I capital transactions	$(21,093)	$11,666	$(8,349,751)	$308,883

Class L
Proceeds from shares issued	$55,265	$132,401	$—	$—
Distributions reinvested	8,412	9,412	—	—
Cost of shares redeemed	(172,181)	(93,058)	—	—

Change in net assets resulting from Class L capital transactions	$(108,504)	$48,755	$—	$—

Class R2 (a)
Distributions reinvested	$—	$—	$—	$— (b)
Cost of shares redeemed	—	—	—	(23)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$—	$(23)

Class R6 (c) (d)
Proceeds from shares issued	$20	$—	$9,245,823	$—
Distributions reinvested	—	—	144,635	—
Cost of shares redeemed	—	—	(3,845,027)	—

Change in net assets resulting from Class R6 capital transactions	$20	$—	$5,545,431	$—

Total change in net assets resulting from capital transactions	$(156,528)	$17,522	$(2,804,320)	$308,814

(a)	Liquidated on August 11, 2017 for JPMorgan Global Research Enhanced Index Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Europe Dynamic Fund.
(d)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A (a)
Issued	1,011	1,592	—	—
Reinvested	83	130	—	— (b)
Redeemed	(1,777)	(3,039)	—	(1)

Change in Class A Shares	(683)	(1,317)	—	(1)

Class C (a)
Issued	288	489	—	—
Reinvested	17	35	—	— (b)
Redeemed	(721)	(1,152)	—	(1)

Change in Class C Shares	(416)	(628)	—	(1)

Class I
Issued	1,455	3,145	17,041	71,810
Reinvested	102	56	633	1,023
Redeemed	(2,401)	(2,885)	(388,734)	(57,817)

Change in Class I Shares	(844)	316	(371,060)	15,016

Class L
Issued	2,041	5,289	—	—
Reinvested	310	421	—	—
Redeemed	(6,665)	(3,725)	—	—

Change in Class L Shares	(4,314)	1,985	—	—

Class R2 (a)
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(1)

Change in Class R2 Shares	—	—	—	(1)

Class R6 (c) (d)
Issued	1	—	411,331	—
Reinvested	—	—	6,466	—
Redeemed	—	—	(169,289)	—

Change in Class R6 Shares	1	—	248,508	—

(a)	Liquidated on August 11, 2017 for JPMorgan Global Research Enhanced Index Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Europe Dynamic Fund.
(d)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan Global Unconstrained Equity Fund			JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$943	$1,003		$51,817	$90,711
Distributions reinvested	55	—		4,173	3,114
Cost of shares redeemed	(672)	(379)		(109,134)	(62,079)

Change in net assets resulting from Class A capital transactions	$326	$624		$(53,144)	$31,746

Class C
Proceeds from shares issued	$325	$230		$733	$455
Distributions reinvested	23	—		19	26
Cost of shares redeemed	(118)	(101)		(631)	(1,359)

Change in net assets resulting from Class C capital transactions	$230	$129		$121	$(878)

Class I
Proceeds from shares issued	$1,312	$1,004		$29,375	$39,085
Distributions reinvested	86	3		1,088	451
Cost of shares redeemed	(1,254)	(396)		(15,042)	(11,981)

Change in net assets resulting from Class I capital transactions	$144	$611		$15,421	$27,555

Class L (a)
Proceeds from shares issued	$—	$—		$—	$39
Cost of shares redeemed	—	—		—	(23,795)

Change in net assets resulting from Class L capital transactions	$—	$—		$—	$(23,756)

Class R2
Proceeds from shares issued	$—	$—	(b)	$36,008	$8,299
Distributions reinvested	—	—		165	4
Cost of shares redeemed	—	—		(8,962)	(321)

Change in net assets resulting from Class R2 capital transactions	$—	$—	(b)	$27,211	$7,982

Class R5
Proceeds from shares issued	$—	$—	(b)	$—	$—

Change in net assets resulting from Class R5 capital transactions	$—	$—	(b)	$—	$—

Class R6
Proceeds from shares issued	$8	$96		$857,123	$257,105
Distributions reinvested	5	—		61,869	66,113
Cost of shares redeemed	(1)	—	(b)	(190,933)	(457,898)

Change in net assets resulting from Class R6 capital transactions	$12	$96		$728,059	$(134,680)

Total change in net assets resulting from capital transactions	$712	$1,460		$717,668	$(92,031)

(a)	Liquidated on December 8, 2016 for JPMorgan International Advantage Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Unconstrained Equity Fund			JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	56	61		2,376	4,549
Reinvested	3	—		191	171
Redeemed	(40)	(23)		(5,011)	(3,165)

Change in Class A Shares	19	38		(2,444)	1,555

Class C
Issued	18	15		33	22
Reinvested	2	—		1	1
Redeemed	(7)	(7)		(29)	(67)

Change in Class C Shares	13	8		5	(44)

Class I
Issued	76	59		1,323	1,985
Reinvested	5	—	(a)	48	24
Redeemed	(72)	(24)		(665)	(574)

Change in Class I Shares	9	35		706	1,435

Class L (b)
Issued	—	—		—	2
Redeemed	—	—		—	(1,238)

Change in Class L Shares	—	—		—	(1,236)

Class R2
Issued	—	—	(a)	1,658	386
Reinvested	—	—		7	— (a)
Redeemed	—	—		(418)	(15)

Change in Class R2 Shares	—	—	(a)	1,247	371

Class R5
Issued	—	—	(a)	—	—

Change in Class R5 Shares	—	—	(a)	—	—

Class R6
Issued	1	6		37,675	13,047
Reinvested	— (a)	—		2,771	3,555
Redeemed	— (a)	—	(a)	(8,343)	(22,597)

Change in Class R6 Shares	1	6		32,103	(5,995)

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on December 8, 2016 for JPMorgan International Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$100,845	$115,322	$22,501	$39,144
Distributions reinvested	4,198	605	2,651	2,269
Cost of shares redeemed	(131,999)	(86,838)	(33,621)	(33,881)

Change in net assets resulting from Class A capital transactions	$(26,956)	$29,089	$(8,469)	$7,532

Class C
Proceeds from shares issued	$5,285	$6,163	$2,751	$5,012
Distributions reinvested	210	19	375	343
Cost of shares redeemed	(7,946)	(9,245)	(3,140)	(5,201)

Change in net assets resulting from Class C capital transactions	$(2,451)	$(3,063)	$(14)	$154

Class I
Proceeds from shares issued	$111,356	$56,730	$23,491	$59,870
Distributions reinvested	2,206	320	2,693	2,443
Cost of shares redeemed	(47,783)	(37,900)	(59,282)	(41,426)

Change in net assets resulting from Class I capital transactions	$65,779	$19,150	$(33,098)	$20,887

Class R2
Proceeds from shares issued	$597	$672	$106	$295
Distributions reinvested	12	1	8	11
Cost of shares redeemed	(597)	(396)	(143)	(356)

Change in net assets resulting from Class R2 capital transactions	$12	$277	$(29)	$(50)

Class R5
Proceeds from shares issued	$547	$1,663	$46	$997
Distributions reinvested	354	165	11	47
Cost of shares redeemed	(461)	(43,919)	(1,196)	(635)

Change in net assets resulting from Class R5 capital transactions	$440	$(42,091)	$(1,139)	$409

Class R6
Proceeds from shares issued	$1,112,330	$393,780	$3,978	$14,231
Distributions reinvested	59,589	16,643	515	30
Cost of shares redeemed	(339,079)	(674,090)	(4,735)	(586)

Change in net assets resulting from Class R6 capital transactions	$832,840	$(263,667)	$(242)	$13,675

Total change in net assets resulting from capital transactions	$869,664	$(260,305)	$(42,991)	$42,607

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	5,747	7,301	1,348	2,566
Reinvested	235	42	161	148
Redeemed	(7,496)	(5,607)	(2,070)	(2,230)

Change in Class A Shares	(1,514)	1,736	(561)	484

Class C
Issued	309	405	168	329
Reinvested	12	1	23	22
Redeemed	(477)	(610)	(194)	(338)

Change in Class C Shares	(156)	(204)	(3)	13

Class I
Issued	6,224	3,517	1,408	3,939
Reinvested	122	22	163	158
Redeemed	(2,700)	(2,347)	(3,629)	(2,659)

Change in Class I Shares	3,646	1,192	(2,058)	1,438

Class R2
Issued	35	41	5	20
Reinvested	1	— (a)	1	1
Redeemed	(35)	(26)	(8)	(23)

Change in Class R2 Shares	1	15	(2)	(2)

Class R5
Issued	30	111	3	66
Reinvested	19	11	1	3
Redeemed	(26)	(2,981)	(70)	(40)

Change in Class R5 Shares	23	(2,859)	(66)	29

Class R6
Issued	61,155	25,401	240	882
Reinvested	3,289	1,123	31	2
Redeemed	(18,321)	(42,082)	(288)	(36)

Change in Class R6 Shares	46,123	(15,558)	(17)	848

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,806	$291,313	$70,900	$56,512
Distributions reinvested	6,000	1,449	450	256
Cost of shares redeemed	(125,460)	(80,384)	(40,013)	(9,624)

Change in net assets resulting from Class A capital transactions	$(69,654)	$212,378	$31,337	$47,144

Class C (a)
Proceeds from shares issued	$—	$655	$20,087	$12,093
Distributions reinvested	—	221	85	66
Cost of shares redeemed	—	(16,621)	(7,910)	(3,674)

Change in net assets resulting from Class C capital transactions	$—	$(15,745)	$12,262	$8,485

Class I
Proceeds from shares issued	$296,315	$3,428,331	$234,151	$133,949
Distributions reinvested	22,644	31,067	1,282	199
Cost of shares redeemed	(4,846,022)	(291,221)	(139,690)	(23,313)

Change in net assets resulting from Class I capital transactions	$(4,527,063)	$3,168,177	$95,743	$110,835

Class R2 (a)
Proceeds from shares issued	$—	$6,205	$887	$71
Distributions reinvested	—	189	2	— (b)
Cost of shares redeemed	—	(18,765)	(88)	— (b)

Change in net assets resulting from Class R2 capital transactions	$—	$(12,371)	$801	$71

Class R5
Proceeds from shares issued	$—	$—	$5,082	$69
Distributions reinvested	—	—	1	— (b)
Cost of shares redeemed	—	—	(952)	(6)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$4,131	$63

Class R6 (c)
Proceeds from shares issued	$6,049,894	$—	$67,300	$38,555
Distributions reinvested	79,541	—	1,288	1,980
Cost of shares redeemed	(1,298,837)	—	(10,456)	(1,117)

Change in net assets resulting from Class R6 capital transactions	$4,830,598	$—	$58,132	$39,418

Total change in net assets resulting from capital transactions	$233,881	$3,352,439	$202,406	$206,016

(a)	Liquidated on October 9, 2017 for JPMorgan International Research Enhanced Equity Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,675	15,780	3,352	2,894
Reinvested	321	93	21	15
Redeemed	(6,773)	(4,458)	(1,953)	(521)

Change in Class A Shares	(3,777)	11,415	1,420	2,388

Class C (a)
Issued	—	40	952	610
Reinvested	—	15	4	4
Redeemed	—	(963)	(398)	(191)

Change in Class C Shares	—	(908)	558	423

Class I
Issued	15,589	186,476	10,891	6,707
Reinvested	1,199	1,983	60	12
Redeemed	(258,407)	(17,061)	(6,860)	(1,152)

Change in Class I Shares	(241,619)	171,398	4,091	5,567

Class R2 (a)
Issued	—	382	42	4
Reinvested	—	12	— (b)	—	(b)
Redeemed	—	(1,067)	(4)	—	(b)

Change in Class R2 Shares	—	(673)	38	4

Class R5
Issued	—	—	223	3
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(46)	—	(b)

Change in Class R5 Shares	—	—	177	3

Class R6 (c)
Issued	321,785	—	3,197	2,008
Reinvested	4,222	—	61	117
Redeemed	(69,932)	—	(513)	(53)

Change in Class R6 Shares	256,075	—	2,745	2,072

(a)	Liquidated on October 9, 2017 for JPMorgan International Research Enhanced Equity Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017, for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	JPMorgan International Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,408	$82,228
Distributions reinvested	6,704	18,745
Cost of shares redeemed	(101,490)	(406,516)

Change in net assets resulting from Class A capital transactions	$(35,378)	$(305,543)

Class C
Proceeds from shares issued	$2,122	$2,914
Distributions reinvested	287	1,151
Cost of shares redeemed	(7,191)	(10,863)

Change in net assets resulting from Class C capital transactions	$(4,782)	$(6,798)

Class I
Proceeds from shares issued	$38,003	$29,799
Distributions reinvested	3,381	4,900
Cost of shares redeemed	(109,004)	(69,741)

Change in net assets resulting from Class I capital transactions	$(67,620)	$(35,042)

Class L
Proceeds from shares issued	$6,316	$193,382
Distributions reinvested	1,069	20,403
Cost of shares redeemed	(122,248)	(590,617)

Change in net assets resulting from Class L capital transactions	$(114,863)	$(376,832)

Class R2
Proceeds from shares issued	$224	$368
Distributions reinvested	9	24
Cost of shares redeemed	(420)	(402)

Change in net assets resulting from Class R2 capital transactions	$(187)	$(10)

Class R5
Proceeds from shares issued	$16	$36
Distributions reinvested	2	1
Cost of shares redeemed	— (a)	(1)

Change in net assets resulting from Class R5 capital transactions	$18	$36

Class R6
Proceeds from shares issued	$59,355	$106,682
Distributions reinvested	2,922	1,834
Cost of shares redeemed	(29,240)	(34,416)

Change in net assets resulting from Class R6 capital transactions	$33,037	$74,100

Total change in net assets resulting from capital transactions	$(189,775)	$(650,089)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	4,254	6,323
Reinvested	472	1,558
Redeemed	(7,447)	(32,574)

Change in Class A Shares	(2,721)	(24,693)

Class C
Issued	155	229
Reinvested	21	99
Redeemed	(531)	(863)

Change in Class C Shares	(355)	(535)

Class I
Issued	2,606	2,244
Reinvested	233	399
Redeemed	(7,550)	(5,291)

Change in Class I Shares	(4,711)	(2,648)

Class L
Issued	432	14,882
Reinvested	74	1,668
Redeemed	(8,567)	(44,537)

Change in Class L Shares	(8,061)	(27,987)

Class R2
Issued	16	30
Reinvested	1	2
Redeemed	(31)	(32)

Change in Class R2 Shares	(14)	— (a)

Class R5
Issued	1	2
Reinvested	— (a)	— (a)
Redeemed	— (a)	— (a)

Change in Class R5 Shares	1	2

Class R6
Issued	4,227	7,566
Reinvested	203	150
Redeemed	(2,078)	(2,501)

Change in Class R6 Shares	2,352	5,215

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Economies Fund
Class A
Year Ended October 31, 2018	$14.73	$0.32		$(2.84)	$(2.52)	$(0.26)
Year Ended October 31, 2017	11.55	0.22		3.11	3.33	(0.15)
Year Ended October 31, 2016	11.03	0.15		0.46	0.61	(0.09)
Year Ended October 31, 2015	13.13	0.13	(f)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)

Class C
Year Ended October 31, 2018	14.60	0.25		(2.82)	(2.57)	(0.19)
Year Ended October 31, 2017	11.41	0.16		3.09	3.25	(0.06)
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (g)
Year Ended October 31, 2015	12.92	0.10	(f)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)

Class I
Year Ended October 31, 2018	14.93	0.37		(2.88)	(2.51)	(0.30)
Year Ended October 31, 2017	11.68	0.26		3.15	3.41	(0.16)
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(f)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)

Class R5
Year Ended October 31, 2018	15.07	0.38		(2.91)	(2.53)	(0.30)
Year Ended October 31, 2017	11.78	0.26		3.20	3.46	(0.17)
Year Ended October 31, 2016	11.11	0.05		0.62	0.67	—
Year Ended October 31, 2015	13.22	0.20	(f)	(2.06)	(1.86)	(0.25)
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)

Class R6
Year Ended October 31, 2018	14.87	0.39		(2.86)	(2.47)	(0.33)
Year Ended October 31, 2017	11.64	0.29		3.12	3.41	(0.18)
Year Ended October 31, 2016	11.11	0.21		0.46	0.67	(0.14)
September 1, 2015 (h) through October 31, 2015	10.46	(0.02	)(f)	0.67	0.65	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.95	(17.41)%	$10,653	1.14%	2.22%		1.52%	82%
14.73	29.28	179,772	1.34	1.72		1.57	62
11.55	5.62	148,331	1.42	1.42		1.70	72
11.03	(14.60)	43,220	1.58	1.06	(f)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79

11.84	(17.85)	1,874	1.64	1.73		2.06	82
14.60	28.71	2,782	1.85	1.23		2.17	62
11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(f)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79

12.12	(17.19)	12,961	0.89	2.50		1.27	82
14.93	29.61	63,965	1.10	2.01		1.30	62
11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(f)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79

12.24	(17.16)	285	0.79	2.59		1.12	82
15.07	29.89	417	0.93	2.06		1.16	62
11.78	6.03	1,602	1.08	0.49		1.25	72
11.11	(14.20)	81,516	1.14	1.65	(f)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79

12.07	(17.02)	1,529,884	0.69	2.75		1.01	82
14.87	29.87	1,790,759	0.85	2.23		1.04	62
11.64	6.16	1,573,822	0.94	1.99		1.09	72
11.11	6.21	732,627	1.07	(0.92	)(f)	1.17	118

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2018	$27.58	$0.14		$(3.84)	$(3.70)	$(0.04)
Year Ended October 31, 2017	21.79	0.09		5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09		2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12	(f)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(f)	0.59	0.75	(0.08)

Class C
Year Ended October 31, 2018	26.80	0.02		(3.74)	(3.72)	— (g)
Year Ended October 31, 2017	21.18	(0.04)		5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(f)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(f)	0.57	0.62	—

Class I
Year Ended October 31, 2018	28.29	0.24		(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16		5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(f)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(f)	0.64	0.82	(0.05)

Class L
Year Ended October 31, 2018	28.49	0.26		(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21		5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(f)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(f)	0.70	0.87	(0.18)

Class R2
Year Ended October 31, 2018	27.57	0.07		(3.83)	(3.76)	(0.08)
July 31, 2017 (h) through October 31, 2017	26.40	(0.01)		1.18	1.17	—

Class R3
Year Ended October 31, 2018	27.59	0.22		(3.92)	(3.70)	(0.11)
July 31, 2017 (h) through October 31, 2017	26.40	0.01		1.18	1.19	—

Class R4
Year Ended October 31, 2018	28.28	0.18		(3.91)	(3.73)	(0.13)
July 31, 2017 (h) through October 31, 2017	27.05	0.02		1.21	1.23	—

Class R5
Year Ended October 31, 2018	28.47	0.39		(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15		6.01	6.16	(0.18)
September 9, 2016 (h) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Year Ended October 31, 2018	28.46	0.29		(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21		5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(f)	(4.23)	(4.01)	(0.30)
December 23, 2013 (h) through October 31, 2014	22.47	0.38	(f)	1.59	1.97	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$23.84	(13.44)%	$369,490	1.24%	0.51%		1.52%	13%
27.58	27.22	525,451	1.35	0.36		1.58	22
21.79	12.25	411,713	1.44	0.44		1.76	23
19.53	(16.95)	274,710	1.61	0.57	(f)	1.88	35
23.72	3.26	350,555	1.70	0.72	(f)	1.81	33

23.08	(13.87)	43,612	1.74	0.06		2.02	13
26.80	26.58	48,497	1.85	(0.15)		2.09	22
21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(f)	2.33	35
23.03	2.77	56,732	2.20	0.22	(f)	2.31	33

24.45	(13.23)	773,142	0.99	0.84		1.26	13
28.29	27.54	629,451	1.10	0.62		1.30	22
22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(f)	1.48	35
24.24	3.51	583,501	1.45	0.78	(f)	1.56	33

24.63	(13.16)	475,997	0.89	0.91		1.11	13
28.49	27.72	430,860	0.95	0.84		1.14	22
22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(f)	1.31	35
24.42	3.72	411,449	1.30	0.72	(f)	1.40	33

23.73	(13.69)	95	1.54	0.26		2.04	13
27.57	4.43	21	1.60	(0.17)		1.80	22

23.78	(13.49)	341	1.29	0.81		1.59	13
27.59	4.51	21	1.35	0.08		1.55	22

24.42	(13.25)	26	1.04	0.63		1.62	13
28.28	4.55	21	1.10	0.33		1.30	22

24.60	(13.14)	1,672	0.89	1.37		1.11	13
28.47	27.72	217	0.95	0.58		3.36	22
22.49	0.40	20	0.90	0.28		1.08	23

24.60	(13.08)	2,936,830	0.79	1.00		1.01	13
28.46	27.87	2,813,349	0.85	0.85		1.01	22
22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(f)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(f)	1.33	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)
Class A
Year Ended October 31, 2018	$27.04	$0.42	$(4.08)	$(3.66)	$(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36	0.32	0.68	(0.81)
Year Ended October 31, 2014	24.79	0.66	(0.90)	(0.24)	(0.01)

Class C
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21	0.29	0.50	(0.72)
Year Ended October 31, 2014	22.32	0.47	(0.79)	(0.32)	(0.01)

Class I
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45	0.32	0.77	(0.89)
Year Ended October 31, 2014	25.18	0.71	(0.88)	(0.17)	(0.06)

Class L
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54	0.28	0.82	(0.92)
Year Ended October 31, 2014	25.46	0.79	(0.93)	(0.14)	(0.09)

Class R6
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$23.01	(13.72)%	$124,681	1.24%	1.58%	1.29%	149%
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142
24.41	2.86	219,548	1.41	1.48	1.41	167
24.54	(0.95)	192,865	1.30	2.55	1.31	197

20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142
21.77	2.37	75,145	1.91	0.98	1.91	167
21.99	(1.46)	61,814	1.80	2.00	1.81	197

23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142
24.83	3.22	579,389	1.07	1.81	1.07	167
24.95	(0.68)	409,675	1.05	2.69	1.06	197

23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142
25.13	3.36	194,930	0.90	2.16	0.91	167
25.23	(0.56)	375,683	0.90	2.93	0.91	197

23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Research Enhanced Index Fund
Class I
Year Ended October 31, 2018	$22.16	$0.43	$(0.41)	$0.02	$(0.20)	$—	$(0.20)
Year Ended October 31, 2017	18.37	0.39	3.82	4.21	(0.42)	—	(0.42)
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)

Class R6
November 1, 2017 (f) through October 31, 2018	22.19	0.47	(0.45)	0.02	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$21.98	0.09%	$438,715	0.34%	1.88%	0.55%	45%
22.16	23.29	8,663,460	0.34	1.93	0.55	33
18.37	0.91	6,907,246	0.34	2.19	0.55	35
18.56	1.51	7,415,218	0.33	2.06	0.56	44
18.81	10.09	3,577,523	0.33	2.16	0.56	40

21.76	0.03	5,408,261	0.25	2.07	0.30	45

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2018	$17.14	$0.17	(c)	$(0.49)	$(0.32)	$(0.13)	$(0.65)	$—	$(0.78)
Year Ended October 31, 2017	14.12	0.15	(c)	2.87	3.02	—	—	—	—
Year Ended October 31, 2016	16.12	0.27	(c)	(0.88)	(0.61)	(0.30)	(0.27)	(0.82)	(1.39)
Year Ended October 31, 2015	19.55	0.11	(c)	0.66	0.77	(0.31)	(3.89)	—	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	—	(1.96)

Class C
Year Ended October 31, 2018	16.93	0.07	(c)	(0.46)	(0.39)	(0.10)	(0.65)	—	(0.75)
Year Ended October 31, 2017	14.02	0.07	(c)	2.84	2.91	—	—	—	—
Year Ended October 31, 2016	16.01	0.11	(c)	(0.79)	(0.68)	(0.22)	(0.27)	(0.82)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(c)	0.64	0.68	(0.21)	(3.89)	—	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	—	(1.88)

Class I
Year Ended October 31, 2018	17.30	0.24	(c)	(0.50)	(0.26)	(0.18)	(0.65)	—	(0.83)
Year Ended October 31, 2017	14.23	0.20	(c)	2.91	3.11	(0.04)	—	—	(0.04)
Year Ended October 31, 2016	16.18	0.26	(c)	(0.83)	(0.57)	(0.29)	(0.27)	(0.82)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(c)	0.64	0.83	(0.36)	(3.89)	—	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	—	(2.01)

Class R2
Year Ended October 31, 2018	17.24	0.12	(c)	(0.49)	(0.37)	(0.07)	(0.65)	—	(0.72)
Year Ended October 31, 2017	14.24	0.11	(c)	2.89	3.00	—	—	—	—
Year Ended October 31, 2016	16.11	0.14	(c)	(0.79)	(0.65)	(0.13)	(0.27)	(0.82)	(1.22)
Year Ended October 31, 2015	19.49	0.08	(c)	0.65	0.73	(0.22)	(3.89)	—	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	—	(1.92)

Class R5
Year Ended October 31, 2018	17.25	0.24	(c)	(0.48)	(0.24)	(0.19)	(0.65)	—	(0.84)
Year Ended October 31, 2017	14.24	0.22	(c)	2.89	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.21	0.24	(c)	(0.80)	(0.56)	(0.32)	(0.27)	(0.82)	(1.41)
Year Ended October 31, 2015	19.65	0.21	(c)	0.64	0.85	(0.40)	(3.89)	—	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	—	(2.04)

Class R6
Year Ended October 31, 2018	17.24	0.25	(c)	(0.47)	(0.22)	(0.20)	(0.65)	—	(0.85)
Year Ended October 31, 2017	14.23	0.23	(c)	2.88	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.22	0.25	(c)	(0.80)	(0.55)	(0.35)	(0.27)	(0.82)	(1.44)
Year Ended October 31, 2015	19.66	0.21	(c)	0.66	0.87	(0.42)	(3.89)	—	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	—	(2.05)

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.04	(2.03)%	$1,385	0.75%	1.00%	5.69%	116%
17.14	21.39	1,171	0.74	0.93	11.79	105
14.12	(3.53)	417	0.74	1.95	1.90	1,256
16.12	4.76	244	1.00	0.67	7.57	132
19.55	7.83	75	1.35	1.27	4.32	97

15.79	(2.51)	567	1.25	0.43	6.25	116
16.93	20.76	386	1.24	0.45	13.04	105
14.02	(4.02)	210	1.17	0.78	11.83	1,256
16.01	4.26	317	1.48	0.21	9.92	132
19.43	7.28	74	1.85	0.77	4.82	97

16.21	(1.70)	1,852	0.40	1.40	5.50	116
17.30	21.88	1,827	0.40	1.25	11.90	105
14.23	(3.23)	991	0.36	1.86	5.37	1,256
16.18	5.13	1,020	0.88	1.06	7.34	132
19.60	8.11	4,156	1.10	1.52	4.06	97

16.15	(2.31)	20	1.00	0.66	6.30	116
17.24	21.07	22	1.00	0.69	13.20	105
14.24	(3.79)	18	0.92	1.00	13.46	1,256
16.11	4.55	20	1.46	0.45	8.67	132
19.49	7.55	75	1.60	1.02	4.56	97

16.17	(1.59)	20	0.30	1.37	5.69	116
17.25	21.91	21	0.30	1.39	12.47	105
14.24	(3.12)	18	0.22	1.70	12.77	1,256
16.21	5.26	20	0.76	1.15	7.97	132
19.65	8.34	76	0.90	1.72	3.86	97

16.17	(1.48)	125	0.25	1.43	5.51	116
17.24	21.99	122	0.25	1.37	9.95	105
14.23	(3.10)	18	0.17	1.75	12.75	1,256
16.22	5.34	20	0.71	1.20	7.91	132
19.66	8.39	76	0.85	1.77	3.81	97

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
Class A
Year Ended October 31, 2018	$22.22	$0.44		$(2.77)	$(2.33)	$(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(f)	(0.45)	(0.06)	(0.24)

Class C
Year Ended October 31, 2018	22.40	0.37		(2.83)	(2.46)	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(f)	(0.52)	(0.16)	(0.13)

Class I
Year Ended October 31, 2018	23.12	0.54		(2.90)	(2.36)	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(f)	(0.53)	(0.02)	(0.27)

Class R2
Year Ended October 31, 2018	22.01	0.52		(2.88)	(2.36)	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)
Year Ended October 31, 2014	19.61	0.40	(f)	(0.53)	(0.13)	(0.17)

Class R6
Year Ended October 31, 2018	22.78	0.58		(2.87)	(2.29)	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015 (g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.49	(10.69)%	$156,382	1.00%	2.02%		1.22%	51%
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(f)	1.46	48

19.70	(11.08)	1,652	1.50	1.69		1.74	51
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(f)	1.96	48

20.30	(10.43)	60,739	0.75	2.37		0.96	51
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(f)	1.21	48

19.21	(10.93)	31,619	1.30	2.45		1.69	51
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33
19.31	(0.66)	98	1.64	2.03	(f)	1.71	48

20.00	(10.26)	3,152,864	0.55	2.59		0.71	51
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2018	$17.81	$0.33		$(2.33)	$(2.00)	$(0.25)
Year Ended October 31, 2017	14.24	0.22		3.39	3.61	(0.04)
Year Ended October 31, 2016	14.75	0.22		(0.51)	(0.29)	(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)
Year Ended October 31, 2014	15.92	0.37	(d)	(0.68)	(0.31)	(0.36)

Class C
Year Ended October 31, 2018	16.83	0.25		(2.23)	(1.98)	(0.17)
Year Ended October 31, 2017	13.50	0.12		3.22	3.34	(0.01)
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)
Year Ended October 31, 2014	15.20	0.26	(d)	(0.64)	(0.38)	(0.30)

Class I
Year Ended October 31, 2018	18.09	0.41		(2.40)	(1.99)	(0.28)
Year Ended October 31, 2017	14.45	0.26		3.44	3.70	(0.06)
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)
Year Ended October 31, 2014	16.13	0.39	(d)	(0.67)	(0.28)	(0.40)

Class R2
Year Ended October 31, 2018	17.70	0.29		(2.33)	(2.04)	(0.22)
Year Ended October 31, 2017	14.17	0.17		3.38	3.55	(0.02)
Year Ended October 31, 2016	14.69	0.18		(0.50)	(0.32)	(0.20)
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)
Year Ended October 31, 2014	15.87	0.30	(d)	(0.65)	(0.35)	(0.33)

Class R5
Year Ended October 31, 2018	18.13	0.41		(2.40)	(1.99)	(0.29)
Year Ended October 31, 2017	14.47	0.21		3.52	3.73	(0.07)
Year Ended October 31, 2016	14.97	0.27		(0.49)	(0.22)	(0.28)
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.44	(d)	(0.69)	(0.25)	(0.42)

Class R6
Year Ended October 31, 2018	18.13	0.43		(2.39)	(1.96)	(0.31)
Year Ended October 31, 2017	14.46	0.29		3.46	3.75	(0.08)
Year Ended October 31, 2016	14.97	0.29		(0.51)	(0.22)	(0.29)
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.45	(d)	(0.69)	(0.24)	(0.43)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.34, $0.25, $0.39 and $0.40 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 2.08%, 1.59%, 2.40% and 2.48% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$15.56	(11.42)%	$240,394	0.95%	1.88%		1.32%	33%
17.81	25.43	302,130	1.23	1.39		1.35	17
14.24	(1.83)	216,932	1.31	1.62		1.49	11
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(d)	1.45	6

14.68	(11.89)	18,899	1.45	1.48		1.83	33
16.83	24.79	24,281	1.74	0.83		1.88	17
13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(d)	1.95	6

15.82	(11.20)	179,831	0.70	2.30		1.06	33
18.09	25.69	139,715	0.99	1.59		1.10	17
14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(d)	1.20	6

15.44	(11.68)	1,833	1.25	1.64		1.60	33
17.70	25.12	2,096	1.49	1.07		1.71	17
14.17	(2.08)	1,461	1.56	1.28		1.95	11
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(d)	1.70	6

15.85	(11.16)	19,516	0.60	2.31		0.91	33
18.13	25.88	21,891	0.84	1.36		0.93	17
14.47	(1.34)	58,836	0.86	1.93		1.02	11
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(d)	1.00	6

15.86	(11.04)	3,808,621	0.50	2.42		0.81	33
18.13	26.04	3,516,978	0.74	1.84		0.81	17
14.46	(1.36)	3,030,640	0.81	2.05		0.91	11
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(d)	0.95	6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Income Fund
Class A
Year Ended October 31, 2018	$16.50	$0.51		$(1.49)	$(0.98)	$(0.52)	$—	$(0.52)
Year Ended October 31, 2017	14.38	0.42		2.16	2.58	(0.46)	—	(0.46)
Year Ended October 31, 2016	15.66	0.45	(f)	(1.01)	(0.56)	(0.46)	(0.26)	(0.72)
Year Ended October 31, 2015	16.41	0.39	(f)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(g)	(0.38)	0.53	(0.66)	(0.13)	(0.79)

Class C
Year Ended October 31, 2018	16.38	0.42		(1.48)	(1.06)	(0.44)	—	(0.44)
Year Ended October 31, 2017	14.30	0.34		2.15	2.49	(0.41)	—	(0.41)
Year Ended October 31, 2016	15.59	0.38	(f)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(f)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(g)	(0.40)	0.44	(0.58)	(0.13)	(0.71)

Class I
Year Ended October 31, 2018	16.55	0.56		(1.51)	(0.95)	(0.56)	—	(0.56)
Year Ended October 31, 2017	14.41	0.50		2.14	2.64	(0.50)	—	(0.50)
Year Ended October 31, 2016	15.70	0.46	(f)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(f)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(g)	(0.40)	0.56	(0.69)	(0.13)	(0.82)

Class R2
Year Ended October 31, 2018	16.47	0.45		(1.49)	(1.04)	(0.47)	—	(0.47)
Year Ended October 31, 2017	14.36	0.41		2.13	2.54	(0.43)	—	(0.43)
Year Ended October 31, 2016	15.65	0.39	(f)	(0.98)	(0.59)	(0.44)	(0.26)	(0.70)
Year Ended October 31, 2015	16.41	0.61	(f)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(g)	(0.39)	0.48	(0.61)	(0.13)	(0.74)

Class R5
Year Ended October 31, 2018	16.57	0.42		(1.35)	(0.93)	(0.58)	—	(0.58)
Year Ended October 31, 2017	14.42	0.55		2.12	2.67	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.70	0.49	(f)	(0.98)	(0.49)	(0.53)	(0.26)	(0.79)
Year Ended October 31, 2015	16.46	0.76	(f)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(g)	(0.39)	0.60	(0.73)	(0.13)	(0.86)

Class R6
Year Ended October 31, 2018	16.55	0.58		(1.50)	(0.92)	(0.59)	—	(0.59)
Year Ended October 31, 2017	14.41	0.16		2.50	2.66	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.69	0.51	(f)	(0.99)	(0.48)	(0.54)	(0.26)	(0.80)
January 30, 2015 (h) through October 31, 2015	15.82	0.69	(f)	(0.41)	0.28	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.71, $0.62 and $0.74 for Class A, Class C, Class I, Class R2 and Class R5, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 4.25%, 3.74% and 4.44% for Class A, Class C, Class I, Class R2 and Class R5, respectively

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.00	(6.18)%	$68,420	0.95%	3.09%		1.42%	92%
16.50	18.24	84,553	1.25	2.70		1.52	64
14.38	(3.60)	66,722	1.24	3.06	(f)	1.57	162
15.66	0.29	66,499	1.25	2.42	(f)	1.67	238
16.41	3.18	74,652	1.25	5.44	(g)	1.67	138

14.88	(6.68)	12,371	1.45	2.60		1.94	92
16.38	17.64	13,679	1.74	2.24		2.04	64
14.30	(4.09)	11,754	1.75	2.59	(f)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(f)	2.20	238
16.36	2.67	3,530	1.75	5.03	(g)	2.17	138

15.04	(5.98)	47,701	0.70	3.35		1.18	92
16.55	18.65	86,550	0.90	3.21		1.27	64
14.41	(3.31)	54,642	0.89	3.13	(f)	1.31	162
15.70	0.66	35,177	0.91	3.00	(f)	1.41	238
16.45	3.39	34,719	1.00	5.75	(g)	1.42	138

14.96	(6.53)	270	1.25	2.76		1.95	92
16.47	17.99	322	1.49	2.65		1.97	64
14.36	(3.84)	316	1.49	2.66	(f)	2.39	162
15.65	(0.01)	52	1.50	3.74	(f)	1.89	238
16.41	2.90	574	1.50	5.24	(g)	1.92	138

15.06	(5.89)	177	0.60	2.52		1.06	92
16.57	18.81	1,297	0.80	3.52		1.11	64
14.42	(3.14)	700	0.79	3.33	(f)	1.29	162
15.70	0.71	19	0.80	4.59	(f)	1.16	238
16.46	3.60	587	0.80	5.94	(g)	1.22	138

15.04	(5.80)	12,512	0.50	3.53		0.91	92
16.55	18.81	14,055	0.74	0.99		1.22	64
14.41	(3.09)	21	0.75	3.48	(f)	3.06	162
15.69	1.66	21	0.75	5.70	(f)	1.15	238

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2018	$18.76	$0.45		$(2.04)	$(1.59)	$(0.19)	$(0.19)	$(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)

Class I
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)

Class R6
November 1, 2017 (h) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.79	(8.66)%	$203,437	0.60%	2.40%		0.84%	42%
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63

17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24
16.70	0.00 (g)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63

16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Unconstrained Equity Fund
Class A
Year Ended October 31, 2018	$21.14	$0.36	(c)	$(3.13)	$(2.77)	$(0.13)	$—	$(0.13)
Year Ended October 31, 2017	17.24	0.16	(c)	4.09	4.25	(0.35)	—	(0.35)
Year Ended October 31, 2016	17.61	0.22	(c)(d)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(c)(d)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(e)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)

Class C
Year Ended October 31, 2018	20.90	0.26	(c)	(3.09)	(2.83)	(0.09)	—	(0.09)
Year Ended October 31, 2017	17.04	0.05	(c)	4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(c)(d)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(c)(d)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(e)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)

Class I
Year Ended October 31, 2018	21.41	0.44	(c)	(3.19)	(2.75)	(0.17)	—	(0.17)
Year Ended October 31, 2017	17.45	0.23	(c)	4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(c)(d)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(c)(d)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(e)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)

Class R2
Year Ended October 31, 2018	21.11	0.35	(c)	(3.17)	(2.82)	(0.15)	—	(0.15)
Year Ended October 31, 2017	17.21	0.06	(c)	4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(c)(d)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(c)(d)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(e)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)

Class R5
Year Ended October 31, 2018	21.39	0.53	(c)	(3.25)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.44	0.20	(c)	4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(c)(d)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(c)(d)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(e)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)

Class R6
Year Ended October 31, 2018	21.40	0.44	(c)	(3.16)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.45	0.26	(c)	4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(c)(d)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(c)(d)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(e)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(e)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.17, $0.08, $0.20 and $0.22 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.99%, 0.48%, 1.18% and 1.23% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$18.24	(13.20)%	$84,325	1.00%	1.75%		1.38%	63%
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(d)	1.61	51
17.61	3.04	5,824	1.24	0.49	(d)	2.31	42
18.59	(2.47)	351	1.32	0.98	(e)	5.09	63

17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(d)	2.14	51
17.45	2.39	3,439	1.74	(0.12	)(d)	2.79	42
18.44	(2.91)	137	1.82	0.55	(e)	6.19	63

18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(d)	1.35	51
17.71	3.29	59,858	0.89	0.83	(d)	1.84	42
18.67	(2.18)	3,868	1.07	1.17	(e)	5.55	63

18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(d)	4.37	51
17.57	2.67	20	1.51	0.19	(d)	5.11	42
18.55	(2.68)	68	1.57	0.66	(e)	6.05	63

18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(d)	3.59	51
17.75	3.43	20	0.81	0.89	(d)	4.43	42
18.72	(1.99)	70	0.87	1.36	(e)	5.34	63

18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(d)	1.02	51
17.76	3.48	5,335	0.74	(0.05	)(d)	2.87	42
18.73	(1.95)	70	0.82	1.41	(e)	5.29	63

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Year Ended October 31, 2018	$14.26	$0.36		$(1.87)	$(1.51)	$(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(f)(g)	(1.07)	(0.60)	(0.28)

Class C
Year Ended October 31, 2018	13.78	0.28		(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(f)(g)	(1.05)	(0.67)	(0.22)

Class I
Year Ended October 31, 2018	14.62	0.41		(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(f)(g)	(1.04)	(0.59)	(0.12)

Class L
Year Ended October 31, 2018	14.55	0.41		(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(f)(g)	(1.09)	(0.56)	(0.32)

Class R2
Year Ended October 31, 2018	14.01	0.31		(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)
Year Ended October 31, 2014	14.78	0.42	(f)(g)	(1.05)	(0.63)	(0.22)

Class R5
Year Ended October 31, 2018	14.51	0.42		(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (h) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2018	14.53	0.43		(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)
Year Ended October 31, 2014	15.29	0.54	(f)(g)	(1.09)	(0.55)	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.37, $0.45, $0.34 and $0.46 for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.44%, 2.99%, 2.39% and 3.06% for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$12.44	(10.88)%	$242,231	1.00%	2.59%		1.27%	90%
14.26	23.30	316,510	1.35	1.71		1.35	31
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(f)(g)	1.36	59

12.02	(11.37)	14,055	1.50	2.06		1.78	90
13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(f)(g)	1.86	59

12.76	(10.62)	66,291	0.75	2.84		1.02	90
14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(f)(g)	1.10	59

12.70	(10.57)	73,651	0.65	2.84		0.87	90
14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(f)(g)	0.96	59

12.20	(11.19)	1,025	1.30	2.27		1.59	90
14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(f)(g)	1.61	59

12.65	(10.58)	70	0.65	2.97		0.91	90
14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

12.67	(10.49)	124,246	0.55	3.06		0.77	90
14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(f)(g)	0.84	59

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 11 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Emerging Economies Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Europe Dynamic Fund***	Class A, Class C, Class I, Class L and Class R6*	JPM I	Diversified
JPMorgan Global Research Enhanced Index Fund	Class I and Class R6**	JPM I	Diversified
JPMorgan Global Unconstrained Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Advantage Fund****	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Equity Income Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6**	JPM II	Diversified
JPMorgan International Unconstrained Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

*	Class R6 commenced operations on October 1, 2018.
**	Class R6 commenced operations on November 1, 2017.
***	Effective July 31, 2018, JPMorgan Intrepid European Fund changed its name to JPMorgan Europe Dynamic Fund.
****	Effective July 31, 2018, JPMorgan Intrepid International Fund changed its name to JPMorgan International Advantage Fund.

As of December 1, 2016, Class L Shares of the JPMorgan Europe Dynamic Fund were publicly offered on a limited basis.

As of October 9, 2017, Class A Shares of the JPMorgan International Research Enhanced Equity Fund were publicly offered on a limited basis.

As of October 31, 2017, Class R2 Shares of the JPMorgan Global Unconstrained Equity Fund were not publicly offered for investment.

The investment objective of JPMorgan Emerging Economies Fund (“Emerging Economies Fund”) is to seek long-term capital growth.

The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.

The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan Global Research Enhanced Index Fund (“Global Research Enhanced Index Fund”), JPMorgan Global Unconstrained Equity Fund (“Global Unconstrained Equity Fund”), JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”), JPMorgan International Unconstrained Equity Fund (“International Unconstrained Equity Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan International Advantage Fund (“International Advantage Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Equity Income Fund (“International Equity Income Fund”) is to seek to provide both current income and long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Chile	$—	$5,518		$—	$5,518
China	72,468	405,760		—	478,228
Hungary	—	27,176		—	27,176
India	4,801	53,211		—	58,012
Indonesia	—	15,121		—	15,121
Malaysia	—	16,043		—	16,043
Poland	—	11,902		—	11,902
Russia	2,368	111,302		—	113,670
South Africa	9,589	44,367		—	53,956
South Korea	—	217,986		—	217,986
Taiwan	33,189	187,071		—	220,260
Thailand	44,574	22,810		—	67,384
Turkey	—	27,326		—	27,326
United Kingdom	—	4,424		—	4,424
Vietnam	—	—	(a)	—	—	(a)
Other Common Stocks	204,271	—		—	204,271

Total Common Stocks	371,260	1,150,017		—	1,521,277

Rights
Other Rights	—	—	(a)	—	—	(a)
Short-Term Investments
Investment Companies	42,721	—		—	42,721

Total Investments in Securities	$413,981	$1,150,017		$—	$1,563,998

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$23,142	$—	$23,142
China	460,520	763,502	—	1,224,022
Hong Kong	—	293,202	—	293,202
India	84,000	681,770	—	765,770
Indonesia	—	116,569	—	116,569
Macau	—	53,167	—	53,167
Portugal	—	38,046	—	38,046
Russia	—	140,026	—	140,026
South Africa	—	266,322	—	266,322
South Korea	—	287,579	—	287,579
Spain	—	19,949	—	19,949
Taiwan	227,932	105,012	—	332,944
Thailand	—	25,885	—	25,885
Turkey	—	11,491	—	11,491
Other Common Stocks	938,849	—	—	938,849

Total Common Stocks	1,711,301	2,825,662	—	4,536,963

Warrants
Other Warrants	—	22,668	—	22,668
Short-Term Investments
Investment Companies	58,479	—	—	58,479

Total Investments in Securities	$1,769,780	$2,848,330	$—	$4,618,110

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$16,888	$—	$16,888
Belgium	—	11,667	—	11,667
Denmark	—	21,462	—	21,462
Finland	—	20,004	—	20,004
France	—	128,877	—	128,877
Germany	—	47,772	—	47,772
Italy	—	35,466	—	35,466
Jordan	—	9,149	—	9,149
Luxembourg	—	9,565	—	9,565
Netherlands	7,769	58,387	—	66,156
Norway	—	6,743	—	6,743
Spain	—	32,418	—	32,418
Sweden	6,363	35,741	—	42,104
Switzerland	—	127,420	—	127,420
United Kingdom	58	112,721	—	112,779
United States	—	7,941	—	7,941

Total Common Stocks	14,190	682,221	—	696,411

Short-Term Investments
Investment Companies	51,037	—	—	51,037

Total Investments in Securities	$65,227	$682,221	$—	$747,448

Appreciation in Other Financial Instruments
Futures Contracts	$201	$—	$—	$201

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$1,407	$166,489	$—	$167,896
Austria	—	9,003	—	9,003
Belgium	—	14,009	—	14,009
China	—	3,076	—	3,076
Denmark	—	23,661	—	23,661
Finland	—	19,682	—	19,682
France	—	243,105	—	243,105
Germany	—	178,811	—	178,811
Hong Kong	—	67,810	—	67,810
Ireland	17,954	11,977	—	29,931
Italy	—	26,027	—	26,027
Japan	—	467,890	—	467,890
Luxembourg	—	2,419	—	2,419
Macau	—	2,673	—	2,673
Netherlands	—	122,991	—	122,991
New Zealand	—	4,433	—	4,433
Norway	—	6,856	—	6,856
Singapore	—	25,566	—	25,566
Spain	—	52,670	—	52,670
Sweden	465	21,255	—	21,720
Switzerland	—	174,640	—	174,640
United Kingdom	10,584	288,714	—	299,298
United States	3,587,903	11,512	—	3,599,415
Other Common Stocks	186,235	—	—	186,235

Total Common Stocks	3,804,548	1,945,269	—	5,749,817

Rights
Spain	104	—	—	104

Total Investments in Securities	$3,804,652	$1,945,269	$—	$5,749,921

Appreciation in Other Financial Instruments
Futures Contracts	$1,258	$—	$—	$1,258

Depreciation in Other Financial Instruments
Futures Contracts	$(330)	$—	$—	$(330)

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$68	$—	$68
Austria	—	96	—	96
China	—	197	—	197
France	—	166	—	166
Germany	—	50	—	50
Hong Kong	—	68	—	68
Indonesia	—	71	—	71
Japan	—	193	—	193
Singapore	—	66	—	66
Spain	—	65	—	65
Switzerland	—	280	—	280
United Kingdom	64	97	—	161
Other Common Stocks	2,381	—	—	2,381

Total Investments in Securities	$2,445	$1,417	$—	$3,862

International Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$244,838	$—	$244,838
Austria	—	26,786	—	26,786
Belgium	—	75,843	—	75,843
China	—	22,011	—	22,011
Denmark	—	81,834	—	81,834
Finland	—	93,945	—	93,945
France	11,567	229,511	—	241,078
Germany	—	205,012	—	205,012
Hong Kong	—	50,305	—	50,305
Israel	—	14,473	—	14,473
Italy	—	54,052	—	54,052
Japan	—	812,065	—	812,065
Luxembourg	8,713	24,462	—	33,175
Macau	—	23,167	—	23,167
Netherlands	3,885	222,564	—	226,449
Norway	—	106,846	—	106,846
Portugal	—	14,563	—	14,563
Russia	—	8,431	—	8,431
Singapore	—	92,126	—	92,126
South Africa	—	6,723	—	6,723
Spain	—	85,565	—	85,565
Sweden	—	107,343	—	107,343
Switzerland	—	283,971	—	283,971
United Kingdom	8,157	376,938	—	385,095
Other Common Stocks	22,217	—	—	22,217

Total Common Stocks	54,539	3,263,374	—	3,317,913

Short-Term Investments
Investment Companies	52,914	—	—	52,914

Total Investments in Securities	$107,453	$3,263,374	$—	$3,370,827

Depreciation in Other Financial Instruments
Futures Contracts	$(852)	$—	$—	$(852)

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$74,273	$—	$74,273
Austria	—	35,794	—	35,794
China	—	92,049	—	92,049
Denmark	—	56,579	—	56,579
France	—	616,427	—	616,427
Germany	—	311,753	—	311,753
Hong Kong	—	125,754	—	125,754
Japan	—	718,550	—	718,550
Macau	—	29,112	—	29,112
Netherlands	—	273,311	—	273,311
Singapore	—	53,342	—	53,342
South Africa	—	10,880	—	10,880
South Korea	—	57,983	—	57,983
Spain	—	46,732	—	46,732
Sweden	15,927	33,205	—	49,132
Switzerland	—	584,286	—	584,286
United Kingdom	125,877	666,779	—	792,656
United States	—	40,690	—	40,690
Other Common Stocks	129,550	—	—	129,550

Total Common Stocks	271,354	3,827,499	—	4,098,853

Short-Term Investments
Investment Companies	166,797	—	—	166,797

Total Investments in Securities	$438,151	$3,827,499	$—	$4,265,650

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,722	$—	$9,722
Austria	—	1,331	—	1,331
China	—	965	—	965
Denmark	—	3,980	—	3,980
Finland	—	3,189	—	3,189
France	—	19,595	—	19,595
Germany	—	8,139	—	8,139
Hong Kong	—	1,615	—	1,615
Italy	—	1,908	—	1,908
Japan	—	24,417	—	24,417
Macau	—	658	—	658
Netherlands	—	9,812	—	9,812
Norway	—	1,635	—	1,635
Singapore	—	1,656	—	1,656
South Korea	—	1,288	—	1,288
Spain	—	1,741	—	1,741
Sweden	—	1,463	—	1,463
Switzerland	—	17,359	—	17,359
United Kingdom	—	22,037	—	22,037
United States	—	2,935	—	2,935
Other Common Stocks	3,588	—	—	3,588

Total Investments in Securities	$3,588	$135,445	$—	$139,033

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$877	$—	$877

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(551)	$—	$(551)

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$284,166	$—		$284,166
Austria	—	18,139	—		18,139
Belgium	—	58,983	—		58,983
Denmark	—	77,220	—		77,220
Finland	—	73,492	—		73,492
France	—	595,200	—		595,200
Germany	—	421,335	—		421,335
Hong Kong	—	127,858	—		127,858
Ireland	31,028	16,774	—		47,802
Italy	—	97,184	—		97,184
Japan	—	1,113,756	—		1,113,756
Luxembourg	—	21,719	—		21,719
Malta	—	—	—	(a)	—	(a)
Netherlands	—	266,409	—		266,409
Singapore	—	48,105	—		48,105
Spain	—	166,143	—		166,143
Sweden	—	62,913	—		62,913
Switzerland	—	451,004	—		451,004
United Kingdom	6,067	622,579	—		628,646
United States	—	40,526	—		40,526
Other Common Stocks	12,001	—	—		12,001

Total Common Stocks	49,096	4,563,505	—	(a)	4,612,601

Debt Securities
Corporate Bonds
Brazil	—	—	—	(a)	—	(a)
Rights
Spain	180	—	—		180
Short-Term Investments
Investment Companies	56,728	—	—		56,728

Total Investments in Securities	$106,004	$4,563,505	$—	(a)	$4,669,509

Depreciation in Other Financial Instruments
Futures Contracts	$(2,151)	$—	$—		$(2,151)

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$10,515	$—	$10,515
Austria	—	7,661	—	7,661
China	—	36,032	—	36,032
Denmark	—	9,280	—	9,280
France	—	28,526	—	28,526
Germany	—	54,698	—	54,698
Hong Kong	—	22,202	—	22,202
Indonesia	—	9,751	—	9,751
Japan	—	41,542	—	41,542
Netherlands	—	46,193	—	46,193
South Korea	—	7,172	—	7,172
Switzerland	—	35,726	—	35,726
United Kingdom	19,284	82,668	—	101,952
United States	—	10,348	—	10,348
Other Common Stocks	53,396	—	—	53,396

Total Common Stocks	72,680	402,314	—	474,994

Short-Term Investments
Investment Companies	1,995	—	—	1,995

Total Investments in Securities	$74,675	$402,314	$—	$476,989

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$39,314	$—	$39,314
Austria	1,524	4,850	—	6,374
Belgium	—	2,786	—	2,786
Finland	1,678	1,393	—	3,071
France	1,860	50,592	—	52,452
Germany	—	32,379	—	32,379
Ghana	—	620	—	620
Hong Kong	—	9,159	—	9,159
Isle of Man	—	342	—	342
Israel	—	3,714	—	3,714
Italy	699	5,723	—	6,422
Japan	—	135,206	—	135,206
Luxembourg	—	4,375	—	4,375
Netherlands	2,783	38,637	—	41,420
New Zealand	—	2,782	—	2,782
Norway	677	14,718	—	15,395
Russia	—	1,671	—	1,671
Singapore	—	5,027	—	5,027
South Africa	—	3,385	—	3,385
Spain	925	12,498	—	13,423
Sweden	592	14,656	—	15,248
Switzerland	990	43,308	—	44,298
United Kingdom	8,776	60,960	—	69,736
United States	—	684	—	684
Other Common Stocks	5,623	—	—	5,623

Total Investments in Securities	$26,127	$488,779	$—	$514,906

(a)	Amount rounds to less than one thousand.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N. A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level a of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities).

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the period October 5, 2018 through October 31, 2018.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Emerging Economies Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$84,272	$825,959	$867,510	$—	$—	$42,721	42,721	$729	$—

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Emerging Markets Equity Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$128,728	$1,230,329	$1,300,578	$—	(c)	$—	$58,479	58,479	$1,758	$—

Europe Dynamic Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$27,134	$614,202	$590,299	$—	$—	$51,037	51,037	$360	$—

Global Research Enhanced Index Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	$105,120	$1,843,475	$1,948,631	$36	$—	$—	—	$1,448	$—

Global Unconstrained Equity Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	$—	$993	$993	$—	$—	$—	—	$1	$—

International Advantage Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$53,390	$1,193,142	$1,193,618	$—	$—	$52,914	52,914	$1,245	$—

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

International Equity Fund

	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$24,698	$1,660,858	$1,518,759	$—		$—	$166,797	166,797	$1,484	$—

International Equity Income Fund
	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	$2,218	$47,992	$50,211	$1		$—	$—	—	$33	$—

International Research Enhanced Equity Fund
	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$242,928	$1,871,646	$2,057,846	$—	(c)	$—	$56,728	56,728	$2,063	$—

International Unconstrained Equity Fund
	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.02%(a)(b)	$14,714	$278,993	$291,712	$—		$—	$1,995	1,995	$195	$—

International Value Fund
	For the year ended October 31, 2018
Security Description	Value at October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2018	Shares at October 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	$8,228	$151,272	$159,500	$—		$—	$—	—	$143	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2018.
(c)	Amount rounds to less than one thousand.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

E. Futures Contracts — Emerging Economies Fund, Europe Dynamic Fund, Global Research Enhanced Index Fund, International Advantage Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2018, 2018 (amounts in thousands):

	Emerging Economies Fund	Europe Dynamic Fund	Global Research Enhanced Index Fund	International Advantage Fund	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$10,717	$8,917	$70,851	$56,335	$131,761	$14,019	(a)	$5,488
Ending Notional Balance Long	—	26,337	103,405	27,075	71,105	—		—

(a)	For the period January 1, 2018 through January 31, 2018.

F. Forward Foreign Currency Exchange Contracts — International Equity Income Fund and International Value Fund may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2018 (amounts in thousands):

	International Equity Income Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$10,041	$103,391	(a)
Average Settlement Value Sold	7,101	94,926	(a)
Ending Settlement Value Purchased	54,441	—
Ending Settlement Value Sold	53,216	—

(a)	For the period November 1, 2017 through April 30, 2018.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

G. Summary of Derivatives Information

The following tables present the value of derivatives held as of October 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Europe Dynamic Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$201

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,258

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(330)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

International Advantage Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(852)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

International Equity Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$877

Gross Liabilities:
Foreign exchange contracts	Payables	$(551)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2018 (amounts in thousands):

International Equity Income Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$51	$(41)	$—	$10
BNP Paribas	45	(8)	—	37
Citibank, NA	77	(34)	—	43
Goldman Sachs International	75	(3)	—	72
HSBC Bank NA	1	(1)	—	—
Merrill Lynch International	77	(51)	—	26
Royal Bank of Canada	289	(26)	—	263
Societe Generale	28	(7)	—	21
Standard Chartered Bank	29	(5)	—	24
State Street Corp.	38	(38)	—	—
TD Bank Financial Group	167	—	—	167

	$877	$(214)	$—	$663

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$41	$(41)	$—	$—
BNP Paribas	8	(8)	—	—
Citibank, NA	34	(34)	—	—
Deutsche Bank AG	15	—	—	15
Goldman Sachs International	3	(3)	—	—
HSBC Bank NA	107	(1)	—	106
Merrill Lynch International	51	(51)	—	—
National Australia Bank Ltd.	135	—	—	135
Royal Bank of Canada	26	(26)	—	—
Societe Generale	7	(7)	—	—
Standard Chartered Bank	5	(5)	—	—
State Street Corp.	62	(38)	—	24
Union Bank of Switzerland AG	57	—	—	57

	$551	$(214)	$—	$337

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of October 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(2,151)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2018, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,733)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(564)

Europe Dynamic Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$131

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$105

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$4,001

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,585)

International Advantage Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(5,563)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,392)

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(497)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations

Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$654

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$35,043

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(10,776)

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$76

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(1,495)	$—	$(1,495)
Foreign exchange contracts	—	(917)	(917)

Total	$(1,495)	$(917)	$(2,412)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(170)

The Funds’ derivatives contracts held at October 31, 2018 are not accounted for as hedging instruments under GAAP.

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended October 31, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Emerging Economies Fund
Transfer agency fees	$12	$1		$5	n/a	n/a		n/a		n/a		$—	(a)	$14		$32
Emerging Markets Equity Fund
Transfer agency fees	54	8		47	$18	$—	(a)	$—	(a)	$—	(a)	—	(a)	26		153
Europe Dynamic Fund
Transfer agency fees	14	2		5	2	n/a		n/a		n/a		n/a		—		23
Global Research Enhanced Index Fund
Transfer agency fees	n/a	n/a		25	n/a	n/a		n/a		n/a		n/a		43		68
Global Unconstrained Equity Fund
Transfer agency fees	1	—	(a)	1	n/a	—	(a)	n/a		n/a		—	(a)	—	(a)	2
International Advantage Fund
Transfer agency fees	16	—	(a)	2	n/a	56		n/a		n/a		n/a		22		96
International Equity Fund
Transfer agency fees	41	5		6	n/a	1		n/a		n/a		—	(a)	27		80
International Equity Income Fund
Transfer agency fees	5	3		15	n/a	1		n/a		n/a		—	(a)	—	(a)	24
International Research Enhanced Equity Fund
Transfer agency fees	61	n/a		13	n/a	n/a		n/a		n/a		n/a		30		104
International Unconstrained Equity Fund
Transfer agency fees	7	5		16	n/a	1		n/a		n/a		3		—	(a)	32
International Value Fund
Transfer agency fees	20	2		3	2	1		n/a		n/a		—	(a)	—	(a)	28

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and generally paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$(4)		$(1,756)	$1,760
Emerging Markets Equity Fund	—		(869)	869
Europe Dynamic Fund	—		(87)	87
Global Research Enhanced Index Fund	144,326		2,148	(146,474)
Global Unconstrained Equity Fund	—		13	(13)
International Advantage Fund	—	(a)	(427)	427
International Equity Fund	—		7,394	(7,394)
International Equity Income Fund	—		366	(366)
International Research Enhanced Equity Fund	—		2,588	(2,588)
International Unconstrained Equity Fund	—	(a)	34	(34)
International Value Fund	(41,204)		950	40,254

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, foreign cap gain taxes, tax equalization, expired capital loss carryforwards and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	0.85%
Emerging Markets Equity Fund	0.85
Europe Dynamic Fund	0.65
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70
International Advantage Fund	0.60
International Equity Fund	0.70
International Equity Income Fund	0.70
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70
International Value Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

under the 1940 Act. The Class R4, Class R5, Class R6, Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Economies Fund	0.25%	0.75%	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
Global Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Advantage Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Equity Income Fund	0.25	0.75	0.50	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$2	$—
Emerging Markets Equity Fund	108	—	(a)
Europe Dynamic Fund	21	7
Global Unconstrained Equity Fund	1	—
International Advantage Fund	2	—
International Equity Fund	74	—	(a)
International Equity Income Fund	15	—	(a)
International Research Enhanced Equity Fund	2	—
International Unconstrained Equity Fund	79	—	(a)
International Value Fund	60	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Economies Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	0.10%
Emerging Markets Equity Fund	0.25	0.25	0.25	0.10%	0.25%	0.25%	0.25%	0.10
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
Global Research Enhanced Index Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Global Unconstrained Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Equity Income Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Emerging Economies Fund	1.14	%*	1.64	%*	0.89	%*	n/a	n/a		n/a		n/a		0.79	%*	0.69	%*
Emerging Markets Equity Fund	1.24	*	1.74	*	0.99	*	0.95%	1.54	%*	1.29	%*	1.04	%*	0.89	*	0.79	*
Europe Dynamic Fund	1.24	*	1.74	*	0.99	*	1.00	n/a		n/a		n/a		n/a		0.84	**
Global Research Enhanced Index Fund	n/a		n/a		0.34		n/a	n/a		n/a		n/a		n/a		0.25
Global Unconstrained Equity Fund	1.00	*	1.50	*	0.75	*	n/a	1.30	*	n/a		n/a		0.65	*	0.55	*
International Advantage Fund	1.00	*	1.50	*	0.75	*	n/a	1.30	*	n/a		n/a		n/a		0.55	*
International Equity Fund	0.95	*	1.45	*	0.70	*	n/a	1.25	*	n/a		n/a		0.60	*	0.50	*
International Equity Income Fund	0.95	*	1.45	*	0.70	*	n/a	1.25	*	n/a		n/a		0.60	*	0.50	*
International Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	n/a		n/a		n/a		n/a		0.25
International Unconstrained Equity Fund	1.00	*	1.50	*	0.75	*	n/a	1.30	*	n/a		n/a		0.65	*	0.55	*
International Value Fund	1.00	*	1.50	*	0.75	*	0.95	1.30	*	n/a		n/a		0.65	*	0.55	*

*	The contractual expense percentages in the table above are in place until at least October 31, 2019.
**	The contractual expense percentage in the table above are in place until at least September 30, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2018 and are in place until February 28, 2019.

For the year ended October 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Economies Fund	$4,867	$1,644	$120	$6,631	$11
Emerging Markets Equity Fund	6,743	4,045	796	11,584	26
Europe Dynamic Fund	—	—	191	191	—
Global Research Enhanced Index Fund	2,477	1,652	2,442	6,571	—
Global Unconstrained Equity Fund	18	4	4	26	191
International Advantage Fund	3,406	2,271	179	5,856	30
International Equity Fund	10,039	3,596	292	13,927	7
International Equity Income Fund	631	156	112	899	—	(a)
International Research Enhanced Equity Fund	2,089	1,388	1,396	4,873	—
International Unconstrained Equity Fund	1,227	419	201	1,847	2
International Value Fund	979	550	255	1,784	—	(a)

(a)	Amount rounds to less than one thousand.

Voluntary Waivers
Investment Advisory Fees
Global Unconstrained Equity Fund	$14

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2018 were as follows (amounts in thousands):

Emerging Economies Fund	$99
Emerging Markets Equity Fund	257
Europe Dynamic Fund	50
Global Research Enhanced Index Fund	229
Global Unconstrained Equity Fund	—	(a)
International Advantage Fund	164
International Equity Fund	176
International Equity Income Fund	6
International Research Enhanced Equity Fund	317
International Unconstrained Equity Fund	28
International Value Fund	21

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended October 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,598,617	$1,628,667
Emerging Markets Equity Fund	1,615,815	612,616
Europe Dynamic Fund	1,322,771	1,436,092
Global Research Enhanced Index Fund	3,517,125	6,281,523
Global Unconstrained Equity Fund	5,635	5,099
International Advantage Fund	2,459,041	1,741,985
International Equity Fund	2,182,386	1,420,762
International Equity Income Fund	174,019	217,129
International Research Enhanced Equity Fund	2,781,360	2,177,156
International Unconstrained Equity Fund	536,459	310,323
International Value Fund	624,334	810,092

During the year ended October 31, 2018, there were no purchases or sales of U.S. Government securities.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,573,223	$139,514	$148,739	$(9,225)
Emerging Markets Equity Fund	4,089,464	832,235	303,589	528,646
Europe Dynamic Fund	789,561	13,423	55,335	(41,912)
Global Research Enhanced Index Fund	4,637,688	1,309,213	196,052	1,113,161
Global Unconstrained Equity Fund	3,805	250	193	57
International Advantage Fund	3,443,750	175,938	249,713	(73,775)
International Equity Fund	4,042,969	512,180	289,499	222,681
International Equity Income Fund	141,808	7,363	9,812	(2,449)
International Research Enhanced Equity Fund	4,984,986	196,565	514,193	(317,628)
International Unconstrained Equity Fund	504,516	15,320	42,847	(27,527)
International Value Fund	556,708	17,311	59,113	(41,802)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of forward foreign currency contracts and investments in PFICs.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$43,931	$—	$43,931
Emerging Markets Equity Fund	22,140	—	22,140
Europe Dynamic Fund	15,655	—	15,655
Global Research Enhanced Index Fund	159,264	—	159,264
Global Unconstrained Equity Fund	145	32	177
International Advantage Fund	67,328	—	67,328
International Equity Fund	66,772	—	66,772
International Equity Income Fund	6,293	—	6,293
International Research Enhanced Equity Fund	75,137	33,139	108,276
International Unconstrained Equity Fund	3,143	—	3,143
International Value Fund	18,225	—	18,225

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Total Distributions Paid
Emerging Economies Fund	$27,595	$27,595
Emerging Markets Equity Fund	23,992	23,992
Europe Dynamic Fund	16,973	16,973
Global Research Enhanced Index Fund	155,976	155,976
Global Unconstrained Equity Fund	3	3
International Advantage Fund	70,281	70,281
International Equity Fund	17,837	17,837
International Equity Income Fund	5,382	5,382
International Research Enhanced Equity Fund	34,205	34,205
International Unconstrained Equity Fund	2,563	2,563
International Value Fund	61,529	61,529

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

At October 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$44,510	$(70,668)	$(9,065)
Emerging Markets Equity Fund	43,938	(127,296)	525,804
Europe Dynamic Fund	16,329	(55,473)	(41,987)
Global Research Enhanced Index Fund	137,611	389,356	1,112,937
Global Unconstrained Equity Fund	61	(36)	57
International Advantage Fund	83,610	(38,065)	(74,080)
International Equity Fund	99,862	44,426	222,476
International Equity Income Fund	246	3,801	(2,453)
International Research Enhanced Equity Fund	146,053	(11,458)	(318,084)
International Unconstrained Equity Fund	9,816	(27,318)	(27,542)
International Value Fund	16,730	—	(41,861)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, capital loss carryovers, mark to market of forward foreign currency contracts, trustee deferred compensation and investments in PFICs.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2018, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains, as follows (amounts in thousands):

	2019	Total
Emerging Economies Fund	$16,730	$16,730

At October 31, 2018, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$53,938	$—
Emerging Markets Equity Fund	—	127,296
Europe Dynamic Fund	55,473	—
Global Unconstrained Equity Fund	36	—
International Advantage Fund	38,065	—
International Research Enhanced Equity Fund	11,458	—
International Unconstrained Equity Fund	27,318	—
During the year ended October 31, 2018, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Economies Fund	$9,653	$—
Europe Dynamic Fund	—	5,930
Global Research Enhanced Index Fund	52,424	45,268
International Equity Fund	7,844	43,809
International Equity Income Fund	9,533	—
International Unconstrained Equity Fund	—	1,307
International Value Fund	24,514	—

During the year ended October 31, 2018, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

2018
International Value Fund	$41,204

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations. Average borrowings from the Facility during the year ended October 31, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$69,674	2.63%	6	$30
Global Research Enhanced Index Fund	27,373	2.67	49	101
International Equity Fund	22,564	2.04	7	8
International Equity Income Fund	4,831	2.61	13	5
International Research Enhanced Equity Fund	55,539	2.65	5	20
International Unconstrained Equity Fund	11,564	2.63	7	6
International Value Fund	7,144	2.75	37	19

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2018 (continued)

As of October 31, 2018, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	13.0%	79.2%
Emerging Markets Equity Fund	—	34.5
Europe Dynamic Fund	39.5	—
International Advantage Fund	—	91.9
International Equity Fund	—	73.5
International Research Enhanced Equity Fund	14.8	65.9
International Unconstrained Equity Fund	24.3	—

As of October 31, 2018, the following Funds had individual shareholder accounts and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Nonaffiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	10.5%
Europe Dynamic Fund	4	20.8	—	—
Global Research Enhanced Index Fund	2	89.3	—	—
Global Unconstrained Equity Fund	3	23.8	3	12.6
International Equity Income Fund	4	12.1	9	58.5
International Unconstrained Equity Fund	—	—	2	17.4
International Value Fund	—	—	7	63.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2018, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	India
Emerging Economies Fund	11.0%	30.6%	—%	—%	—%
Emerging Markets Equity Fund	10.6	26.5	—	—	16.6
Europe Dynamic Fund	—	—	17.2	—	—
International Equity Fund	—	—	14.5	—	—
International Equity Income Fund	—	—	14.1	—	—
International Research Enhanced Equity Fund	—	—	12.7	—	—
International Unconstrained Equity Fund	—	—	—	11.5	—
International Value Fund	—	—	10.2	—	—

	Japan	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	—%	13.9%	—%	14.1%	—%
Europe Dynamic Fund	—	—	17.0	—	15.1
International Advantage Fund	24.1	—	—	—	11.4
International Equity Fund	16.8	—	13.7	—	18.6
International Equity Income Fund	17.6	—	12.5	—	15.8
International Research Enhanced Equity Fund	23.8	—	—	—	13.5
International Unconstrained Equity Fund	—	—	—	—	21.4
International Value Fund	26.3	—	—	—	13.5

As of October 31, 2018, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. We have evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund and JPMorgan International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund), JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund), JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Unconstrained Equity Fund and JPMorgan International Value Fund (ten of the funds constituting JPMorgan Trust I) and JPMorgan International Research Enhanced Equity Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 21, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher* (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	136	Non-Executive Director, Legal & General Investment Management (Holdings) and Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington** (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (serving in various roles 1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner*** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (serving in various roles 1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (136 funds).

*	Ms. Gallagher became a Trustee effective November 1, 2018.

**

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

***

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015–present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2018, and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Emerging Economies Fund
Class A
Actual*	$1,000.00	$814.00	$5.21	1.14%
Hypothetical*	1,000.00	1,019.46	5.80	1.14
Class C
Actual*	1,000.00	812.10	7.49	1.64
Hypothetical*	1,000.00	1,016.94	8.34	1.64
Class I
Actual*	1,000.00	815.10	4.07	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R5
Actual*	1,000.00	815.50	3.62	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	816.10	3.16	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69

JPMorgan Emerging Markets Equity Fund
Class A
Actual*	1,000.00	841.50	5.76	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	839.60	8.07	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	842.80	4.60	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund (continued)
Class L
Actual*	$1,000.00	$842.90	$4.13	0.89%
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R2
Actual*	1,000.00	840.60	7.14	1.54
Hypothetical*	1,000.00	1,017.44	7.83	1.54
Class R3
Actual*	1,000.00	841.50	5.99	1.29
Hypothetical*	1,000.00	1,018.70	6.56	1.29
Class R4
Actual*	1,000.00	842.70	4.83	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04
Class R5
Actual*	1,000.00	843.00	4.13	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R6
Actual*	1,000.00	843.30	3.67	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

JPMorgan Europe Dynamic Fund (formerly known as JPMorgan Intrepid European Fund)
Class A
Actual*	1,000.00	871.60	5.85	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	869.10	8.20	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I
Actual*	1,000.00	872.50	4.67	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class L
Actual*	1,000.00	873.30	4.16	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class R6
Actual**	1,000.00	900.50	0.64	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82

JPMorgan Global Research Enhanced Index Fund
Class I
Actual*	1,000.00	974.70	1.69	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34
Class R6
Actual*	1,000.00	974.90	1.24	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

JPMorgan Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	954.80	3.70	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class C
Actual*	1,000.00	952.40	6.15	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class I
Actual*	1,000.00	956.30	1.97	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Global Unconstrained Equity Fund (continued)
Class R2
Actual*	$1,000.00	$953.40	$4.97	1.01%
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Class R5
Actual*	1,000.00	956.80	1.48	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Class R6
Actual*	1,000.00	957.40	1.23	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

JPMorgan International Advantage Fund (formerly known as JPMorgan Intrepid International Fund)
Class A
Actual	1,000.00	880.70	4.74	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	878.70	7.10	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	881.80	3.56	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	879.60	6.16	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R6
Actual	1,000.00	882.60	2.61	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

JPMorgan International Equity Fund
Class A
Actual*	1,000.00	865.90	4.47	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class C
Actual*	1,000.00	863.50	6.81	1.45
Hypothetical*	1,000.00	1,017.90	7.38	1.45
Class I
Actual*	1,000.00	866.80	3.29	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class R2
Actual*	1,000.00	865.00	5.88	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R5
Actual*	1,000.00	867.10	2.78	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R6
Actual*	1,000.00	867.60	2.31	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49

JPMorgan International Equity Income Fund
Class A
Actual*	1,000.00	905.80	4.56	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class C
Actual*	1,000.00	903.20	6.96	1.45
Hypothetical*	1,000.00	1,017.90	7.38	1.45

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan International Equity Income Fund (continued)
Class I
Actual*	$1,000.00	$906.40	$3.36	0.70%
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class R2
Actual*	1,000.00	903.90	6.00	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class R5
Actual*	1,000.00	907.40	2.88	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class R6
Actual*	1,000.00	907.20	2.40	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50

JPMorgan International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	888.40	2.86	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class I
Actual*	1,000.00	889.60	1.67	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Class R6
Actual*	1,000.00	890.30	1.19	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

JPMorgan International Unconstrained Equity Fund
Class A
Actual*	1,000.00	863.20	4.70	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	861.50	7.04	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class I
Actual*	1,000.00	864.80	3.53	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R2
Actual*	1,000.00	862.20	6.10	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R5
Actual*	1,000.00	865.20	3.06	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Class R6
Actual*	1,000.00	865.30	2.59	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55

JPMorgan International Value Fund
Class A
Actual*	1,000.00	865.10	4.70	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class C
Actual*	1,000.00	862.90	7.04	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class I
Actual*	1,000.00	866.80	3.53	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class L
Actual*	$1,000.00	$866.90	$3.06	0.65%
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Class R2
Actual*	1,000.00	864.00	6.11	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R5
Actual*	1,000.00	867.00	3.06	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Class R6
Actual*	1,000.00	867.20	2.59	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the actual period). Commencement of operations was October 1, 2018.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

166	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Europe Dynamic Fund, Emerging Economies Fund, Emerging Markets Equity Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Advantage Fund, International Equity Income Fund, International Unconstrained Equity Fund and International Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	167

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance for Class A shares was in the third, third and fifth quintiles based upon the Peer Group, and in the third, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the third, third and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A shares was in the first, second and first quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, first and second quintiles based upon the Peer Group, and in the first, first and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the third, third and first quintiles based upon the Peer Group, and in the fourth, fourth and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that performance for Class I shares was in the third, fourth and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that based upon the Universe, the Global Research Enhanced Index Fund’s performance for Class I shares was in the fourth and second quintiles for the one- and three-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was satisfactory.

The Trustees noted that the Global Unconstrained Equity Fund’s performance for Class A shares was in the fifth and third quintiles based upon the Peer Group for the one- and three- year periods ended December 31, 2017, and in the fifth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in fifth, fourth and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and

168	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Advantage Fund’s performance for Class A shares was in the fourth, second and fourth quintiles based upon the Peer Group, and in the fifth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fifth and third quintiles for the one- and three-year periods ended December 31, 2017, based upon the Peer Group, and in the fifth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the first, first and third quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for the Class I shares was in the first, first and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Equity Income Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2017, respectively, and in the fourth, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2017, respectively, and in the fourth, third and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the fourth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that performance for Class I shares was in the fourth, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that, based upon the Universe, the International Unconstrained Equity Fund’s performance for Class A shares was in the third, second and third quintiles, and in the third, first and second quintiles for Class I shares, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that, based upon the Universe, the International Value Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles, and in the fourth, third and fifth quintiles for Class I shares, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	169

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Europe Dynamic Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that net advisory fee and actual total expenses for Class I shares were in the first quintile, based upon the Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Unconstrained Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of the information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Advantage Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for the Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Income Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

170	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee and total actual expenses for Class A shares were in the first quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee and total actual expenses for both Class A and Class I shares were in the first quintile based upon the Peer Group and Universe. After considering the factors identified above, including the reduction in Fee Caps effective November 1, 2017, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2018	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	171

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2018:

Dividends Received Deduction
JPMorgan Emerging Economies Fund	0.41%
JPMorgan Emerging Markets Equity Fund	1.62
JPMorgan Global Research Enhanced Index Fund	50.64
JPMorgan Global Unconstrained Equity Fund	16.75

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Global Research Enhanced Index Fund	$144,326
JPMorgan Global Unconstrained Equity Fund	31
JPMorgan International Research Enhanced Equity Fund	33,138

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Emerging Economies Fund	$43,070
JPMorgan Emerging Markets Equity Fund	31,253
JPMorgan Europe Dynamic Fund	19,407
JPMorgan Global Research Enhanced Index Fund	159,264
JPMorgan Global Unconstrained Equity Fund	73
JPMorgan International Advantage Fund	78,775
JPMorgan International Equity Fund	76,875
JPMorgan International Equity Income Fund	7,073
JPMorgan International Research Enhanced Equity Fund	89,968
JPMorgan International Unconstrained Equity Fund	4,123
JPMorgan International Value Fund	20,666

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2018, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
JPMorgan Emerging Economies Fund	$75,367	$6,723
JPMorgan Emerging Markets Equity Fund	96,045	9,113
JPMorgan Europe Dynamic Fund	29,013	3,753
JPMorgan International Advantage Fund	121,148	11,447
JPMorgan International Equity Fund	138,987	10,103
JPMorgan International Equity Income Fund	8,551	780
JPMorgan International Research Enhanced Equity Fund	183,138	14,641
JPMorgan International Unconstrained Equity Fund	15,146	980
JPMorgan International Value Fund	28,175	2,441

172	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. October 2018.	AN-INTEQ-1018

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $46,704

2017 – $46,543

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $12,840

2017 – $12,740

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $12,051

2017 – $11,915

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 – $32 million

2017 – $28.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 28, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 28, 2018